                                                      REGISTRATION NOS. 33-19836

                                                                        811-5457

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1998.

================================================================================

SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

                            ------------------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 17                      [X]
                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 17                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

                                 1740 Broadway
                            New York, New York 10577
             (ADDRESS AND DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                                 (212) 708-2000
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                                 EDWARD P. BANK
                   VICE PRESIDENT AND DEPUTY GENERAL COUNSEL
                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                                 1740 Broadway
                            New York, New York 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                 Approximate date of proposed public offering:


     It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (b) of Rule 485.



     Diversified Investors Portfolios has also executed this Post-Effective Amendment No. 17 to Registration Statement.

================================================================================

                                    KEYNOTE
                                 SERIES ACCOUNT
                                  ("KEYNOTE")

                        GROUP VARIABLE ANNUITY CONTRACTS
            SECTIONS 401(A), 401(K), 403(B), 408(IRA), 457 AND NQDC

                                   ISSUED BY

             THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY")
            1740 BROADWAY, NEW YORK, NEW YORK 10019; (914) 697-8000

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate nonqualified deferred compensation contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax qualified pension and profit-sharing plans from employee contributions of such organizations and employer contributions, if any. The Section 403(b) Contract will purchase tax-deferred annuities for the employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing plans of such organizations as well as taxed subsidiaries of such organizations and stand-alone taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions, from employees of tax-exempt or taxed organizations and from members and employees of associations. The NQDC Contract will provide deferred compensation eligible for deferred tax treatment to employees of taxed organizations. Section references are to the Internal Revenue Code of 1986, as amended.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.


    Purchase Payments under the Contracts are allocated to a segregated investment account of The Mutual Life Insurance Company of New York ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios or in the Calvert Social Balanced Portfolio ("Calvert Series") at their net asset value. (See "Diversified Investors Portfolios" at page 12 and Calvert Series at page 11.) The six currently available Series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Government/Corporate Bond Series, Balanced Series, Equity Income Series and Equity Growth Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus.


    KEYNOTE SUBACCOUNTS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS PORTFOLIOS -- CORE/FEEDER STRUCTURE" ON PAGE 29 HEREIN.

    The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios and the Calvert Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


    A Statement of Additional Information dated May 1, 1998 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from MONY without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 49 of this Prospectus.


    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.

                               DATED MAY 1, 1998

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    4
Synopsis....................................................    6
Fee Table...................................................    6
The Contracts...............................................    7
Keynote.....................................................    8
Charges.....................................................    8
Credit And Allocation Of Purchase Payments..................    8
Redemption..................................................    9
Transfers...................................................    9
Payment Options.............................................    9
Substitution of Shares of Diversified Investors
  Portfolios................................................    9
Voting Rights...............................................    9
Death Benefit...............................................    9
Distribution Of The Contracts...............................    9
Condensed Financial Information.............................   10
MONY........................................................   11
Keynote Series Account......................................   11
Calvert Series..............................................   11
Diversified Investors Portfolios............................   12
The Transaction.............................................   13
Charges.....................................................   14
Charges for Mortality and Expense Risks.....................   14
Annual Contract Charge......................................   14
Investment Management Fee...................................   14
Premium Tax.................................................   15
Summary Of The Contracts....................................   16
Eligible Purchasers.........................................   16
Ownership...................................................   16
Purchase Payments...........................................   16
Employer Sponsored Plan Requirements........................   16
Rights Of The Participant Under The Contract................   16
Rights Upon Suspension Of Contract or Termination Of Plan...   17
403(b) Contract.............................................   17
401(a) Contract/401(k) Contract and NQDC....................   17
457 and 408 (IRA) Contracts.................................   17
Failure Of Qualification....................................   17
Transfers...................................................   17
Rights Reserved By MONY.....................................   18
Credit Of Purchase Payments.................................   18
Allocation Of Purchase Payments.............................   18
Determination Of Unit Values................................   19
Death Benefit...............................................   19
Redemption During The Accumulation Period...................   20
Restrictions Under The Texas Optional Retirement Program....   20
Payment Options.............................................   20
Annuity Purchase Date.......................................   20
Fixed Annuity...............................................   21
Fixed Annuity Options.......................................   21
Payments To A Beneficiary Following The Annuitant's Death...   22
Voting Rights...............................................   22

                                                              PAGE
                                                              ----
Distribution Of The Contracts...............................   23
Federal Tax Status..........................................   24
Tax Treatment of MONY.......................................   24
Taxation of Diversified Investors Portfolios................   24
Section 403(b) Annuities....................................   24
Section 401(a) Plans........................................   25
Section 408 (IRA) Contracts.................................   26
Minimum Distribution Requirements...........................   26
Section 457 Plans...........................................   26
Non-Qualified Deferred Compensation Contracts...............   26
Income Tax Withholding......................................   27
Performance Data............................................   28
Diversified Investors Portfolios............................   29
Core/Feeder Structure.......................................   29
Investment Objectives and Policies..........................   30
Investment Techniques and Restrictions......................   41
Management of Diversified Investors Portfolios..............   43
Other Information Regarding Diversified Investors
  Portfolios................................................   46
Purchase and Redemption of Interests in Diversified
  Investors Portfolios......................................   46
Experts.....................................................   48
Legal Proceedings...........................................   48
Financial Statements........................................   48
Additional Information......................................   48
Miscellaneous...............................................   49
Table Of Contents Of Statement Of Additional Information....   50
Request For Keynote Statement Of Additional Information.....   51
Appendix....................................................   52

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 20), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.


     CALVERT SERIES: the Calvert Social Balanced Portfolio, a series of Acacia Capital Corporation, an open-end management investment company registered under the Investment Company Act of 1940, as amended.


     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     EQUITY INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     GOVERNMENT/CORPORATE BOND SERIES: Diversified Investors
Government/Corporate Bond Portfolio, a series of Diversified Investors
Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Diversified Investors Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), that the New York Stock Exchange is open for trading or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios or the Calvert Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the NYSE, MONY reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                             KEYNOTE SERIES ACCOUNT

                                TABLE OF FEES(1)

Total Separate Account Annual Expenses (as a percentage of average account values)
Mortality and Expense Risk Fees.............................  0.90%(2)

     (1) In addition to the mortality and expense risk fees, MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 14.

     (2) MONY reserves the right to charge maximum mortality and expense risk fees of 1.25% upon notice.

Portfolio Company Annual Expenses:


     DIVERSIFIED INVESTORS PORTFOLIOS AND CALVERT SOCIAL BALANCED PORTFOLIO


              ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1997

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                            INTERMEDIATE   GOVERNMENT/
                                   MONEY     GOVERNMENT     CORPORATE                EQUITY   EQUITY
                                   MARKET       BOND           BOND       BALANCED   INCOME   GROWTH   CALVERT
                                   SERIES      SERIES         SERIES       SERIES    SERIES   SERIES   SERIES
                                   ------   ------------   ------------   --------   ------   ------   -------
Management Fee (After fee
  reimbursements)(1).............   0.25%       0.34%          0.35%        0.45%     0.45%    0.62%    0.70%
Other Expenses(2)................   0.03%       0.06%          0.03%        0.03%     0.02%    0.03%    0.07%
Reimbursement from MONY(3).......  (0.18)%        --             --           --        --    (0.15)%     --
                                   -----        ----           ----         ----     -----    -----     ----
Total Annual Expenses After Fee
  Reimbursements(4)..............   0.10%       0.40%          0.38%        0.48%     0.47%    0.50%    0.77%


---------------

(1) The fees shown on the line "Management Fee" are the fees charged to each series of Diversified Investors Portfolios by Diversified Investment Advisors, Inc., after waiver. The expense table for Portfolio Company Annual Expenses and the example reflect a voluntary undertaking by Diversified to waive a portion of the investment advisory fees payable by series of Diversified Investors Portfolios. Without such a waiver, the annual investment advisory fee would be 0.25% for the Money Market Series, 0.35% for the Intermediate Government Bond Series, 0.35% for the Government/Corporate Bond Series, 0.45% for the Balanced Series, 0.45% for the Equity Income Series and 0.62% for the Equity Growth Series. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series.



(2) "Other Expenses" for each series of Diversified Investors Portfolios and for the Calvert Series are actual for the year ended December 31, 1997.


(3) MONY has agreed to provide reimbursements to limit total Diversified Investors Portfolios expenses for Keynote Participants in the Money Market Series and the Equity Growth Series to .10% and .50%, respectively, of average net assets of the applicable series with MONY reserving the right to raise the limit upon notice.

(4) "Total Annual Expenses After Fee Reimbursements" for certain of the series of Diversified Investors Portfolios reflect voluntary waivers and reimbursements by Diversified. In the absence of such waivers and reimbursements, "Total Annual Expenses After Fee Reimbursements" would be as follows for the following series: Money Market Series -- 0.28%; Intermediate Government Bond Series -- 0.41%; Government/Corporate Bond -- 0.38%; Balanced -- 0.48%; Equity Income Series -- 0.47%; and Equity Growth
    Series -- 0.65%.


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio applicable company. (See Charges at page 14 for a more complete description of applicable costs and expenses.)

Example

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual rate of return.


                                                          AFTER      AFTER      AFTER      AFTER
                       SUBACCOUNT                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                       ----------                         ------    -------    -------    --------
Money Market............................................   $10        $32        $55        $122
Intermediate Government Bond............................   $13        $41        $71        $157
Government/Corporate Bond...............................   $13        $41        $70        $155
Balanced................................................   $14        $44        $76        $166
Equity Income...........................................   $14        $43        $75        $165
Equity Growth...........................................   $14        $44        $77        $168
Calvert Series..........................................   $17        $53        $91        $198


     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. PREMIUM TAXES MAY ALSO BE APPLICABLE.

THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate nonqualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment. The Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand-alone taxed organizations; the non-qualified deferred compensation Contracts ("NQDC") will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from employees of tax-exempt or taxed organizations and from members and employees of associations. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b) and
Section 457 Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the
Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary deduction agreement.

KEYNOTE


     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, and Equity Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series at their net asset value (See "Diversified Investors Portfolios" at page 12 and "Calvert Series" at page 11.) Each series of Diversified Investors Portfolios is managed by Diversified Investment Advisors, Inc. ("Diversified"). MONY Securities Corp., a wholly-owned subsidiary of MONY, is the principal underwriter and distributor. The Calvert Series is a series of Calvert Variable Series, Inc., a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc.


     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. A copy of the Calvert Series Prospectus appears at the end of this Keynote Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 12 herein.

CHARGES

     MONY makes daily charges against the net assets of Keynote at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. Effective May 1, 1993, the annual rate charged is
 .90% consisting of .60% for mortality risks and .30% for administrative expense risk. However, MONY reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See "Charges -- Charges for Mortality and Expense Risks" on page 12.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 14.)

     In addition to the charges set forth above, Diversified, which serves as an investment adviser to each series of Diversified Investors Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 15.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 18.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 20, for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code. (See, "Section 403(b) Annuities" on page 24 and "Section 408 IRA Contracts" on page 26.)

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 17.) MONY reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 20.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Diversified Investors Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 22.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 19.)

DISTRIBUTION OF THE CONTRACTS

     MONY Securities Corp. ("MSC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. (See "Distribution of the Contracts" on page 23.)

                        CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT*

                                                                            UNIT VALUE
                                  -----------------------------------------------------------------------------------------------
                                  AUG. 1,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1989       1989       1990       1991       1992       1993       1994       1995       1996
                                  -------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Growth...................  $10.00     $13.89     $13.65     $18.32     $18.07     $19.67     $21.65     $25.58     $30.06
Money Market....................   10.00      10.93      11.81      12.49      12.90      13.20      13.65      14.35      15.00
Balanced........................   10.00      12.46      12.74      15.29      15.37      16.92      16.66      21.25      24.62
Government/Corporate Bond.......   10.00      11.68      12.38      14.52      15.71      17.81      16.70      19.63      20.10
Equity Income...................   10.00      12.19      11.34      13.60      14.93      16.91      16.86      22.48      26.38
Intermediate Government Bond....      --         --      10.00      11.00      11.73      12.58      12.24      13.84      14,21
Calvert Series..................      --      10.00      10.26      11.91      12.75      13.36      13.11      16.87      18.83

                                    UNIT VALUE
                                    ---------
                                     DEC. 31,
                                       1997
                                     --------
Equity Growth...................      $37.99
Money Market....................       15.71
Balanced........................       29.12
Government/Corporate Bond.......       21.66
Equity Income...................       33.99
Intermediate Government Bond....       15.13
Calvert Series..................       22.41

                                                                            UNITS OUTSTANDING
                                  -------------------------------------------------------------------------------------------
                                  DEC. 31,   DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                    1989       1990        1991        1992        1993        1994        1995        1996
                                  --------   ---------   ---------   ---------   ---------   ---------   ---------   --------
Equity Growth...................   47,235      429,986   1,334,644   2,115,942   2,907,819     994,859     201,470   237,959
Money Market....................   15,100      590,354     702,177     637,701     656,262     179,143      58,026    56,311
Balanced........................   59,050      322,563     814,494   1,268,765   1,835,594     762,735     145,593   156,241
Government/Corporate Bond.......   21,080       97,161     493,084     328,126     471,446     125,870      24,207    25,670
Equity Income...................   30,585    7,198,970   7,227,359   6,883,795   7,852,650   2,135,776     571,730   489,820
Intermediate Government Bond....       --           --   3,840,526   1,628,553   1,591,845     768,905      50,325    47,901
Calvert Series..................       --       16,681     180,569     355,343     685,428     291,806      19,147    25,095

                               UNITS OUTSTANDING
                               -----------------
                                    DEC. 31,
                                     1997
                                    --------
Equity Growth...................    242,846
Money Market....................     47,018
Balanced........................    163,289
Government/Corporate Bond.......     26,763
Equity Income...................    474,554
Intermediate Government Bond....     14,366
Calvert Series..................     26,219



---------------
* The commencement dates for the Calvert Series Subaccount and the Intermediate Government Bond Subaccount are May 1, 1990 and May 1, 1991, respectively.

  Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus.

                                      MONY

     The Mutual Life Insurance Company of New York is a mutual life insurance company which was organized under the laws of the State of New York in 1842. Its principal place of business is 1740 Broadway, New York, N.Y. 10019. MONY is currently licensed to sell life insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada.

                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. For state law purposes, Keynote is treated as a part or division of MONY.


     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Social Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Diversified Investors Portfolios. A full description of the Calvert Series, its investment objectives, policies and restrictions, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying prospectus for the Calvert Series. Full descriptions of the six series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page
12. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios and the Calvert Series.


CALVERT SERIES


The Calvert Series is a series of Calvert Variable Series, Inc. ("Calvert Variable"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Acacia are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Acacia will monitor the Calvert Series for the existence of any material irreconcilable conflict between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Acacia that such conflict exists then

MONY will take whatever steps are necessary to eliminate the material conflict, including withdrawing the assets allocable to some of the separate accounts from Calvert Series and reinvesting them in a different investment medium. For additional risk exposure, see the Calvert Series prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                 SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
           ----------------------                 ------------------------------------------
Keynote Money Market Subaccount..............    Diversified Investors Money Market Portfolio
                                                 (the "Money Market Series")
Keynote Intermediate Government Bond
  Subaccount.................................    Diversified Investors Intermediate Government
                                                 Bond Portfolio (the "Intermediate Government
                                                 Bond Series")
Keynote Government/Corporate Bond Subaccount
  (formerly the Keynote Long Term Bond
  Subaccount)................................    Diversified Investors Government/Corporate
                                                 Bond Portfolio (the "Government/Corporate
                                                 Bond Series")
Keynote Balanced Subaccount (formerly the
  Keynote Diversified/Balanced Subaccount)...    Diversified Investors Balanced Portfolio (the
                                                 "Balanced Series")
Keynote Equity Income Subaccount.............    Diversified Investors Equity Income Portfolio
                                                 (the "Equity Income Series")
Keynote Equity Growth Subaccount.............    Diversified Investors Equity Growth Portfolio
                                                 (the "Equity Growth Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Keynote Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities and high quality short-term obligations.

     Government/Corporate Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Equity Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     See "Diversified Investors Portfolios" at page 12 and the Statement of Additional Information for more information on each series.

                                THE TRANSACTION

     On December 31, 1993, MONY and AEGON USA, Inc. ("AEGON") entered into a transaction pursuant to which MONY sold its group pension operation to AEGON (the "Transaction"). As a part of the Transaction, the Contracts may be transferred through assumption reinsurance to AUSA Life Insurance Company, Inc. ("AUSA"), a New York domiciled stock life insurance company and an indirect, wholly-owned subsidiary of AEGON. Subject to the receipt of any necessary state insurance department approvals and authorizations each Contractholder will receive materials relating to this assumption.

     In addition, as a result of the Transaction, the group fixed annuity contracts which have been issued by MONY to Contractholders may also be transferred to AUSA through assumption reinsurance. Based upon regulatory and other consideration, the transfer of any fixed contract may occur before, concurrent with, or after the transfer of the companion variable Contract which is offered through this Prospectus. Accordingly, all references in this Prospectus to a companion fixed annuity contract shall refer to the fixed contract issued by MONY or the fixed contract which has been assumed by AUSA, as appropriate.

     AUSA is a wholly-owned subsidiary of First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned by AEGON. AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Keynote based on an annual mortality and expense risk rate of .90%, .60% for mortality risks and
 .30% for administrative expense risks, which was effective May 1, 1994, is 0.002466%.)

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. MONY does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Diversified Investors Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Diversified Investors Portfolios and the Calvert Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services,including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 43.

The Calvert Series' investment adviser is the Calvert Asset Management Company, Inc. ("Investment Adviser") which is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. The Investment Adviser is a wholly-owned subsidiary of Calvert Group, Ltd., which is in turn a wholly-owned subsidiary of Acacia Mutual Life Insurance Company. Pursuant to its investment advisory agreement with the Calvert Series, the Investment Adviser manages the fixed income investment of the Calvert Series and is responsible for the overall management of the business affairs of the Calvert Series subject to the direction and authority of the Board of Directors of Acacia. The sub-adviser to the Calvert Series is NCM Capital Management Group, Inc. ("NCM"). Pursuant to its Investment Subadvisory Agreement with the Investment Adviser, NCM manages the equity portion of investments for the Calvert Series. NCM is an employee-owned subsidiary of Sloan Financial Group. Sloan

Financial Group is controlled by Maceo K. Sloan and Justin F. Beckett and is one of the largest minority-owned investment management firms in the country. The Investment Adviser receives from the Calvert Series a monthly base fee, computed on a daily basis at an annual rate of 0.70% of the average daily net assets of the Calvert Series. The Investment Adviser pays NCM a base fee of 0.25% of one-half of the Calvert Series' net assets. In addition, the Investment Adviser and NCM may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Calvert Series exceeds or trails the Lipper Balanced Funds Index. Payment of the performance fee adjustment began July 1, 1996. The specific adjustments are as follows:

                INVESTMENT ADVISER'S PERFORMANCE FEE ADJUSTMENT

                       PERFORMANCE VERSUS THE     PERFORMANCE FEE
                     LIPPER BALANCED FUND INDEX     ADJUSTMENT
                     --------------------------   ---------------
                              6% to <12%               0.05%
                             12% to <18%               0.10%
                             18% or more               0.15%

                        NCM'S PERFORMANCE FEE ADJUSTMENT

                       PERFORMANCE VERSUS THE     PERFORMANCE FEE
                     LIPPER BALANCED FUND INDEX     ADJUSTMENT
                     --------------------------   ---------------
                              6% to <12%               0.05%
                             12% to <18%               0.10%
                             18% or more               0.15%

     The performance fee adjustment to NCM is paid out of the fee the Investment Adviser receives from the Calvert Series. The initial performance period was the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance is factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the Calvert Series of the performance fee adjustment will be conditioned on (i) the performance of the Calvert Series as a whole having exceeded the Lipper Balanced Fund Index and (ii) payment of the performance fee adjustment not causing the Calvert Series' performance to fall below the Lipper Balanced Fund Index.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 5% to 4.0%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer will make Purchase Payments on behalf of and as determined by each participating employee pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 20) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Equity Growth Series or Calvert Series. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios or the Calvert Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                              CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for each of the Subaccounts was established at $10 for the first Valuation Date. The Unit value for a Subaccount for any subsequent Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 20), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 24). Under a Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 24.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Diversified Investors Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 24.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her Accumulation Account.

                                PAYMENT OPTIONS


     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 21 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.


ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

      (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

         If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

      (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Diversified Investors Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios and Acacia, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Keynote, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards Diversified Investors Portfolios or Acacia; (2) ratification of the independent accountant of Diversified Investors Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     MSC will act as the principal underwriter and the distributor of the Contracts pursuant to an underwriting agreement, on behalf of Keynote, with Diversified Investors Portfolios and the Calvert Series. MSC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Keynote, with certain exceptions in connection with the use of other authorized broker-dealers. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Contracts are sold by individuals who are registered representatives of MSC and who are also licensed as insurance agents for the Company.

The Contracts may also be sold through registered representatives of other broker-dealers authorized by MSC and applicable law who may be insurance agents licensed by an insurance company other than MONY. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of MONY and of the Contracts under federal income tax law is general in nature, is based upon MONY's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 per year; or lump sum distributions in excess of $150,000) from qualified retirement Plans, including those funded through Section 401(a),
Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under Part I, Subchapter L of the Code. Investment income from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, the investment income of Keynote, including realized capital gains, is substantially not taxed to MONY.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. Each of its series, since it is taxed as a partnership, is not subject to federal income taxation. MONY, as an investor in a series of Diversified Investors Portfolios, will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of MONY" above.

SECTION 403(B) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), 403(b) and 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $9,500 or the Participant's exclusion allowance. The $9,500 limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55,
(6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     Restrictions on Withdrawals of Elective Contributions. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. In addition, Participants may make after-tax contributions to the Contract if their
Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant nondeductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled or (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (see "Annuity Purchase Date" on page 20) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred, property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. Distributions from a Section 457 plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from non-qualified deferred compensation plans may be permitted for reasons of hardship under certain conditions as specified in the plans. Distributions from these plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Keynote Contract alone or by a Keynote Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. MONY will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, no withholding is made and no election is needed.

     Effective January 1, 1992, distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios or the Calvert Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios or the Calvert Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     Money Market Subaccount. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Equity Growth and Calvert Series Subaccounts. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount Variable. "average annual total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the average annual total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter. Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, average annual total return quotations.

     From time to time, any series of Diversified Investors Portfolios or the Calvert Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six Subaccounts of Keynote invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     Money Market Series: To provide liquidity and as high a level of income as is consistent with the preservation of capital, through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     Intermediate Government Bond Series: To provide as high a level of current income as is consistent with preservation of capital, through investment in U.S. Government and U.S. Government agency and instrumentality securities with short and intermediate maturities, and high quality short-term obligations.

     Government/Corporate Bond Series: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities, collateralized mortgage obligations guaranteed by these agencies or instrumentalities and high quality short-term obligations.

     Balanced Series: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     Equity Income Series: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     Equity Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

                             CORE/FEEDER STRUCTURE

     Each Subaccount which invests in Diversified Investors Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Diversified Investors Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 22, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including a Subaccount) 30 days prior to implementing the change. MONY may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 45). Upon any such withdrawal, MONY would consider what action might be taken, including the investment of all the assets of the Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadviser(s) for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit, which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than

     10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the

     1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional Information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees of Diversified Investors Portfolios. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of the New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Diversified Investors Portfolios -- Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon MONY supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series and which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Fund Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate Government Bond Series pursues its investment objective by investing in U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Fund Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than four years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Fund Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Fund Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Intermediate Government Bond Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into for the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series.

     The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series' could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Interme-diate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Intermediate Government Bond Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Intermediate Government Bond Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Intermediate Government Bond Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions, options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     GOVERNMENT/CORPORATE BOND SERIES. The investment objective of the Government/Corporate Bond Series is to achieve the maximum total return. The Government/Corporate Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Government/Corporate Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Government/Corporate Bond Series' "duration" between three and ten years, which means that the Government/Corporate Bond Series' overall sensitivity to interest rates should be slightly more then that of bonds and notes with remaining average maturities from three to fifteen years. The Government/Corporate Bond Government/Corporate Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Government/Corporate Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Government/Corporate Bond Series so that the Government/Corporate Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Government/Corporate Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Government/Corporate Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Government/Corporate Bond Series. Additional information about the investment policies of the Government/Corporate Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Government/Corporate Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Government/Corporate Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Government/Corporate Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Government/Corporate Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Government/Corporate Bond Series may invest in securities of foreign issuers. The Government/Corporate Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Government/Corporate Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Government/Corporate Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The
     Government/Corporate Bond Series may borrow Funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Government/Corporate Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Government/Corporate Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series.

     The Government/Corporate Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Government/Corporate Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Government/Corporate Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Government/Corporate Bond Series, the Advisers may purchase securities for the Government/Corporate Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the Securities would be delivered to the Government/Corporate Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Government/Corporate Bond Series may also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Government/Corporate Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series policy is to invest its assets in a broad list of equity and fixed income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations of $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     EQUITY INCOME SERIES. The investment objective of the Equity Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Equity Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Equity Income Series so that it will out-perform other equity income funds in negative markets. As a result of this objective, the Equity Income Series may underperform relative to other equity income funds in positive markets. The Equity Income Series invests primarily in common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Income Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Equity Income Series' investment objective with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     Non-Investment Grade Obligations. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Equity Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely effect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Equity Income Series defaulted, the Equity Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Equity Income Series, especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Equity Income Series, see the Appendix to the Statement of Additional Information.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Income seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Income are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Equity Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, EQUITY INCOME SERIES AND EQUITY GROWTH SERIES (COLLECTIVELY, THE "SERIES").

     Foreign Securities. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     Options and Futures Contracts. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in security index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     Short-Term Instruments. Each of the Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     Repurchase Agreements and Reverse Repurchase Agreements. Each of the Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger than expected redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Intermediate Government Bond Series.

     Restricted Securities. Each of the Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Money Market Bond Series.

     Delayed Delivery Transactions. In order to help insure the availability of suitable securities for each of the Series the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objectives. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a nonfundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

LENDING OF PORTFOLIO SECURITIES

     The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Trustees of Diversified Investors Portfolios, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Trustees of Diversified Investors Portfolios are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of Additional Information. Subject to such further policies as the Board of Trustees of Diversified Investors Portfolios may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreement, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are made by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadvisers' continued performance.

     For each series, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisers listed in the table below (each a "Subadviser," and collectively the "Subadvisers"). For its services under each Subadvisory Agreement, the Subadvisers receive a fee from Diversified at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Each fee will be accrued monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the series by the fee schedule and dividing by 12. Each fee will be paid on a quarterly basis.


                                                                             COMPENSATION RATES(%)
         DIVERSIFIED INVESTORS                       PORTFOLIO              ------------------------
           PORTFOLIO SERIES                         SUBADVISERS             ADVISER(1)   SUBADVISERS
         ---------------------           ---------------------------------  ----------   -----------
Money Market Series                      Capital Management Group              0.25          0.05
Intermediate Government Bond Series      Capital Management Group              0.35          0.15
Government/Corporate Bond Series         Capital Management Group              0.35          0.15
Balanced Series                          Institutional Capital Corporation     0.45              (2)
Equity Income Series                     Asset Management Group                0.45          0.25
Equity Growth Series                     Dresdner RCM Global                   0.62              (3)
                                           Investors, LLC
                                           Montag & Caldwell, Inc.


---------------
(1) The Adviser is currently waiving a portion of its fee. See
    "Synopsis -- Table of Fees" at page 6 for a discussion of the fee waivers currently in effect.

(2) 0.55% on the first $25,000,000 in assets, 0.45% on the next $25,000,000 in assets and 0.35% on all assets in excess of $50,000,000.


(3) 0.50% on the first $50,000,000 in assets, 0.25% on the next $50,000,000 in assets; and 0.20% on assets in excess of $100,000,000.

     Diversified has selected Subadvisers for each series which have been approved by the Trustees of Diversified Investors Portfolios and the investors in said series and has entered into an Investment Subadvisory Agreement with each Subadviser. It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series. The subadvisers are as follows:



MONEY MARKET SERIES,
INTERMEDIATE GOVERNMENT
BOND SERIES AND
GOVERNMENT/CORPORATE
BOND SERIES:



                             Capital Management Group, a division of 1740
                             Advisers, Inc., a wholly-owned subsidiary of The Mutual Life Insurance Company of New York. Capital Management Group has been a registered investment adviser since 1971. The address of Capital Management Group is 1740 Broadway, New York 10019.



                             The following representatives of Capital Management Group are primarily responsible for the day-to-day management of the Portfolios:



                             Money Market Series: David E. Wheeler, Investment Vice President and Portfolio Manager, has been responsible for the day-to-day management of the Portfolio since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.



                             Intermediate Government Bond Series and
                             Government/Corporate Bond Series: Gregory Staples, Vice President, has been responsible for the day-to-day management of the Intermediate Government Bond Portfolio since 1996 and the Government/Corporate Bond Portfolio since 1994. Mr. Staples has been employed by Capital Management Group since 1987.


EQUITY INCOME SERIES:


                             Asset Management Group, a division of 1740
                             Advisers, Inc., which is a wholly-owned subsidiary of MONY. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.



                             Investment management decisions at Asset Management Group are made by committee and not by managers individually.


EQUITY GROWTH SERIES:


                             Dresdner RCM Global Investors, LLC
                             Montag & Caldwell, Inc.

                             Dresdner RCM Global Investors, LLC was established in 1996, when Dresdner Bank acquired RCM Capital Management, LLC. Dresdner RCM has been a registered investment adviser since 1972. The principal address of Dresdner RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.



                             Investment management decisions of Dresdner RCM are made by committee and not by managers individually.



                             Montag & Caldwell Incorporated was established in 1945 and is owned by Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.



                             Investment management decisions of Montag &
                             Caldwell are made by committee and not by managers individually.


     ADMINISTRATOR. Pursuant to an Administrative Services Agreement (and the Advisory Agreement), Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is the transfer agent and dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios described in this Prospectus are currently being offered by DISC to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Diversified Investors Portfolios.

     The net asset value of each series of Diversified Investors Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of Diversified Investors Portfolios' Board of Trustees. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Diversified Investor Portfolios' Trustees have determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Diversified Investors Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 22.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding the Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                                    EXPERTS


     The balance sheets of MONY as of December 31, 1997 and 1996, and the related statements of operations and cash flows for the years then ended, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1997 and December 31, 1996 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.


                               LEGAL PROCEEDINGS


     MONY is engaged in various kinds of routine litigation which, in the opinion of management, are not of material importance in relation to the total capital, results of operations, surplus or cash flows of MONY. There are no legal proceedings to which Keynote is a party.


                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.


     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.



                                 MISCELLANEOUS



     The Accounts are separate registered accounts of AUSA. There is a possibility that one Account might become liable for a misstatement in this Prospectus about the other Account. AUSA believes this possibility is remote.



YEAR 2000



     The Accounts could be adversely affected if the computer system used by the Accounts or their service providers are not programmed to accurately process information on or after January 1, 2000. AEGON (the "Company") has adopted and has in place a Year 2000 Assessment and Planning Project (the "Project") to review and analyze its information technology and systems to determine if they are Year 2000 compatible. The Company has begun to convert or modify, where necessary, critical data processing systems. It is contemplated that the plan will be substantially completed by early 1999. The Company does not expect this Project to have a significant effect on operations. However, to mitigate the effect of outside influences upon the success of the Project, the Company has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. AEGON management believes that the issues associated with the Year 2000 will be resolved with no material financial impact on the Company.



     Since the Year 2000 computer problem and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived Project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of AEGON and the Accounts, their ability to function unaffected to and through Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond their knowledge or control.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

                            ITEM                              PAGE
                            ----                              ----
Independent Accountants.....................................    2
Sale of Contracts/Principal Underwriter.....................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
Investment Objectives, Policies and Restrictions,...........    5
Determination of Net Asset Value; Valuation of Securities...   23
Management of Diversified Investors Portfolios..............   23
Independent Accountants.....................................   26
Capital Stock and Other Securities..........................   26
Taxation....................................................   27
Financial Statements of MONY................................   28
Appendix....................................................  A-1

                              REQUEST FOR KEYNOTE

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                   c/o Diversified Investment Advisors, Inc.
                             4 Manhattanville Road
                            Purchase, New York 10577
                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                               PREMIUM TAX RATE PERCENT
                                                              --------------------------
                                                              QUALIFIED    NON QUALIFIED
                                                              ---------    -------------
California..................................................     .50%          2.35%
District of Columbia........................................    2.25%          2.25%
Kentucky....................................................    2.00%          2.00%
Maine.......................................................      --           2.00%
Nevada......................................................      --           3.50%
Pennsylvania................................................      --           2.00%
Puerto Rico.................................................    1.00%          1.00%
South Dakota................................................      --           1.25%
West Virginia...............................................    1.00%          1.00%
Wyoming.....................................................      --           1.00%

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1998


                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                      AND

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK
                      1740 BROADWAY, NEW YORK, N.Y. 10019;

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 1997 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE") . THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.


A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT SOCIAL BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820.


                               TABLE OF CONTENTS

                            ITEM                              PAGE
                            ----                              ----
Independent Accountants.....................................    2
Sale of Contract/Principal Underwriter......................    2
Performance Data............................................    2
Diversified Investors Portfolios............................    5
  Investment Objectives, Policies and Restrictions,.........    5
  Determination of Net Asset Value; Valuation of
     Securities.............................................   23
  Management of Diversified Investors Portfolios............   23
  Independent Accountant....................................   26
  Capital Stock and Other Securities........................   26
  Taxation..................................................   27
Financial Statements of MONY................................   28
Appendix....................................................  A-1

                            INDEPENDENT ACCOUNTANTS

     The financial statements of Keynote and MONY appearing on the following pages have been audited by Coopers & Lybrand L.L.P., independent accountants, and are included herein in reliance on the reports of Coopers & Lybrand L.L.P. given upon the authority of said firm as experts in accounting and auditing. Coopers & Lybrand's L.L.P. office is located at 1301 Avenue of the Americas, New York, New York 10019.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     MONY Securities Corp ("MSC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of MONY. The Contracts may also be sold through other broker-dealers authorized by MSC and applicable law and who may be insurance agents licensed by an insurance company other than MONY. MSC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     MSC will not receive underwriting commissions. Registration as a broker-dealer does not mean that Securities and Exchange Commission ("the SEC") has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 1997, the yield for the Money Market Subaccount was 4.72% and the effective yield was 4.83%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period (""First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                              FOR THE
                                            FOR THE     FOR THE     FOR THE     FOR THE       PERIOD
                                             YEAR       3 YEAR      5 YEAR      10 YEAR        SINCE
                                             ENDED       ENDED       ENDED       ENDED       INCEPTION
                                           DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,       THROUGH
                                             1997        1997        1997        1997      DEC. 31, 1997
                                           --------    --------    --------    --------    -------------
Subaccount:
  Money Market(1)........................    4.71%       4.86%       4.01%       5.14%         7.44%
  Intermediate Government Bond(1)........    6.52%       7.33%       5.35%         N/A         6.72%
  Government/Corporate Bond(1)...........    7.80%       9.06%       6.73%       8.26%         8.38%
  Balanced(1)............................   18.26%      20.45%      14.08%         N/A        14.23%
  Equity Income(1).......................   28.82%      26.33%      17.97%      14.81%        14.15%
  Equity Growth(1).......................   26.38%      20.61%         N/A         N/A        14.78%
  Calvert Series(2)......................   19.02%      19.62%      11.93%      11.86%        10.73%


---------------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Keynote Subaccount invests its assets:

                                                   MONY POOLED
                   SERIES                        SEPARATE ACCOUNT
                   ------                        ----------------
Money Market................................  Pooled Account No. 4
Intermediate Government Bond................  Pooled Account No. 10d
Government/Corporate Bond...................  Pooled Account No. 5
Balanced....................................  Pooled Account No. 14
Equity Income...............................  Pooled Account No. 6
Equity Growth...............................  Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Government/Corporate Bond Subaccount, December 1992 for the Balanced Subaccount and January 1978 for the Equity Income Subaccount, and February 1993 for the Equity Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.

(2) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

OTHER SUBACCOUNTS

     The yield for each of the Subaccounts other than the Money Market Subaccount and the Calvert Subaccount is shown for the periods indicated in the table below.

                             KEYNOTE SERIES ACCOUNT

                            YIELD FOR 30-DAY PERIOD*


                                                                       GOVERNMENT/   INTERMEDIATE
             YIELD FOR 30               EQUITY    EQUITY                CORPORATE     GOVERNMENT
              DAYS ENDED                GROWTH    INCOME    BALANCED      BOND           BOND
             ------------               ------    ------    --------   -----------   ------------
DECEMBER 31, 1997.....................   0.44%      2.02%      4.76%        5.71%         5.80%


---------------

* The 30 day yield is not indicative of future performance.

     The yield shown in the table above is computed by subtracting from the net investment income of the underlying investment vehicle all charges, expenses and fees as well as expenses imposed by Keynote and dividing the result by the value of the Subaccount. For the underlying investment vehicle of the Equity Growth, Equity Income and for the equity portion of the Balanced Subaccount, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the underlying investment vehicle) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the fixed income portion of the Balanced Subaccount, as well as the Government/Corporate Bond and Intermediate Government Bond Subaccounts, net investment income is the net of interest earned on the obligations held by the underlying investment vehicle of the applicable Subaccount and expenses accrued for the period determined by (i) computing the yield to maturity based on the market value of each obligation held in the underlying investment vehicle at the close of business on the thirtieth day of the period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the underlying investment vehicle; and
(iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown for each Subaccount reflects deductions for all charges, expenses, and fees of both its underlying investment vehicle and Keynote.

     Net investment income of the underlying investment vehicle less all charges and expenses imposed by Keynote is divided by the product of the average daily number of Units outstanding and the value of one Unit on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Six series of Diversified Investors Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Government/Corporate Bond Portfolio (the "Government/Corporate Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Equity Income Portfolio (the "Equity Income Series") and Diversified Investors Equity Growth Portfolio (the "Equity Growth Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

LENDING OF PORTFOLIO SECURITIES

     All Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the

Series must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment were to occur, the Series would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable(which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commis-

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

sions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee CDs, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank, and Canadian time deposits, which are essentially the same as ETDs except they are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRs are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs

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

allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are

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

based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for edging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of Diversified Investors Portfolios has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate

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

amount of margin deposits on all (non-hedge) futures contracts of the Series and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Series does not exceed 5% of the market value of the total assets of a Series. In addition, the aggregate market value of the outstanding futures contracts purchased by a Series may not exceed 50% of the market value of the total assets of the Series. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

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

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

          (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

          (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

          (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

          (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

          (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the

     Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks);

          (6) issue any senior security (as that term is defined in the 1940
     Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

          (7) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Series cannot exercise a demand feature on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Series) of its net assets would be so invested. A Series may not invest in time deposits maturing in more than seven days.

     State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Series will not as a matter of operating policy:

       (i) borrow money for any purpose in excess of 10% of the Series' total assets (taken at cost), except that the Series may borrow for temporary or emergency purposes up to 1/3 of its assets;
      (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Series' net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;
     (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;
      (iv)   invest for the purpose of exercising control or management;
       (v) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Series if such purchase at the time thereof would cause (a) more than 10% of the Series' total assets
             (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Series' total assets (taken at the greater of cost or market value) to be invested in any one investment company;
             or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Series; and provided further that a Series may not purchase any security from any open-end investment company;
      (vi) purchase securities of any issuer if such purchase at the time thereof would cause the Series to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (vii) purchase or retain in a Series' portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of Diversified Investors Portfolios or is an officer or partner of the Adviser or Subadviser, if after the purchase of the securities of such issuer for a Series one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;
    (viii)   invest more than 5% of a Series' net assets in warrants
             (valued at the lower of cost or market), but not more than 2% of a Series' net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock
             Exchange; or
      (ix)   make short sales of securities or maintain a short position
             (excluding short sales if the Series owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Series' net assets (taken at market value); provided, however, that the value of the Series' short sales of securities (excluding
             U.S. Government Securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Series' net assets or more than 2% of the securities of any class of any issuer.

     Policies (i) through (ix) may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Series pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgement and in a manner deemed to be in the best interest of the investors in a Series rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Further-more, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES

Tom A. Schlossberg*........  President, Diversified, 10/92 to present; Executive
                             Vice President and Head of Pension Operations, Mutual Life Insurance Company of New York, 1/89 to 12/93.

Donald E. Flynn*...........  Vice President, AEGON USA, Inc., 1988 to present;
                             Executive Vice President, AEGON USA Investment Management, Inc., 1988 to present; Vice President, AEGON USA Managed Portfolios, Inc., 1988 to present.

Neal M. Jewell.............  Executive Vice President, American International
                             Group Asset Management (since November 1991); Director of Oversees Pensions, American International Group Asset Management (December 1990 to October 1991); Executive Vice President Pensions, Mutual of New York (prior to June 1989). His address is 355 Thornridge Drive, Stamford, Connecticut 06903.

Eugene M. Mannella.........  Vice President, Investment Management Services,
                             Inc. (since August 1993); Senior Vice President, Lehman Brothers Inc. (May 1986 to August 1993). His address is Two Orchard Neck Road, Center Moriches, New York 11934.

Patricia L. Sawyer.........  Executive Vice President and Director, Robert L.
                             Smith & Co. (since July 1990); Vice President, American Express (September 1988 to July 1990). Her address is 256 East 10th Street, New York, New York 10014.

                                    OFFICERS

     Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board of Diversified Investors Portfolios.

Robert F. Colby............  Secretary; Vice President and Chief Corporate
                             Counsel, Mutual Life Insurance Company of New York, 1/88 to 12/93; Vice President and General Counsel, Diversified, 11/93 to present.

Alfred C. Sylvain..........  Treasurer and Assistant Secretary; Vice President
                             and Treasurer of Diversified, 11/93 to present; Vice President, Mutual Life Insurance Company of New York, 1/88 to present.


John F. Hughes.............  11/93 to present -- Vice President and Senior
                             Counsel, Diversified; Assistant Secretary; Senior Counsel, Mutual Life Insurance Company of New York, 1/88 to 12/93.


     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."

                          INVESTMENT ADVISORY SERVICES

     The Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Diversified provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees of Diversified Investors Portfolios, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                          CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.

INDEPENDENT ACCOUNTANTS


     Coopers & Lybrand L.L.P., serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) audit of the annual financial statements, (ii) assistance and consultation with respect to the filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.


The financial statements of Diversified Investors Portfolios included herein have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in auditing and accounting.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are nine active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Series present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Series. Diversified Investors Portfolios or any Series may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Series, unless the investors in such Series, by majority vote, agree to continue the Series. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Series.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF MONY

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                                    APPENDIX

                       BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

     The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa -judged to be of high quality by all standards.

FITCH INVESTORS SERVICE BOND RATINGS

     AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, an liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

A-1 MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL PAPER RATINGS

     Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

     Commercial paper issues rate "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of the
Mutual Life Insurance Company of New York and the
Contractholders of Keynote Series Account:


     We have audited the accompanying statements of assets and liabilities of the Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Equity Growth and Calvert Subaccounts (seven of the subaccounts constituting the Keynote Series Account) ("Keynote") as of December 31, 1997, and the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keynotes' management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Subaccounts' included herein, constituting Keynote Series Account as of December 31, 1997, the results of their operations and the changes in their net assets for the periods referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 19, 1998

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                        DIVERSIFIED INVESTORS PORTFOLIOS
                                 -------------------------------------------------------------------------------
                                              INTERMEDIATE   GOVERNMENT/
                                   MONEY       GOVERNMENT     CORPORATE                   EQUITY        EQUITY
                                   MARKET         BOND          BOND        BALANCED      INCOME        GROWTH      CALVERT
                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                 ----------   ------------   -----------   ----------   -----------   ----------   ----------
ASSETS:
Investment in the Funds, at
  value (Notes 1 and 2)........   $757,426      $217,675      $583,655     $4,765,448   $16,508,319   $9,377,861    $588,000
Receivable for purchase of
  units........................         --            --            --            92             --          --       33,086
Receivable from MONY...........     12,035            --            --            --         31,329      98,304           --
                                  --------      --------      --------     ----------   -----------   ----------    --------
         Total assets..........    769,461       217,675       583,655     4,765,540     16,539,648   9,476,165      621,086
                                  --------      --------      --------     ----------   -----------   ----------    --------
LIABILITIES:
Payable for redemption of
  units........................     18,054            86         3,388         7,225        366,390     146,052           --
Payable for securities
  purchased....................         --            --            --            --             --          --       33,086
Accrued expenses...............     12,687           177           470         3,812         44,608     104,689          429
                                  --------      --------      --------     ----------   -----------   ----------    --------
         Total liabilities.....     30,741           263         3,858        11,037        410,998     250,741       33,515
                                  --------      --------      --------     ----------   -----------   ----------    --------
         NET ASSETS
           ATTRIBUTABLE TO
           ANNUITY
           CONTRACTHOLDERS.....   $738,720      $217,412      $579,797     $4,754,503   $16,128,650   $9,225,424    $587,571
                                  ========      ========      ========     ==========   ===========   ==========    ========
Accumulation units.............     47,018        14,366        26,763       163,289        474,554     242,846       26,219
                                  ========      ========      ========     ==========   ===========   ==========    ========
Unit value.....................   $  15.71      $  15.13      $  21.66     $   29.12    $     33.99   $   37.99     $  22.41
                                  ========      ========      ========     ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                 DIVERSIFIED INVESTORS PORTFOLIOS
                          ------------------------------------------------------------------------------
                                       INTERMEDIATE   GOVERNMENT/
                            MONEY       GOVERNMENT     CORPORATE                   EQUITY       EQUITY
                            MARKET         BOND          BOND        BALANCED      INCOME       GROWTH      CALVERT
                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                          ----------   ------------   -----------   ----------   ----------   ----------   ----------
INVESTMENT INCOME:
Allocated net investment
  income from Portfolios
  (Note 2)..............   $46,115       $24,583        $34,791      $155,747    $  349,038   $   34,617    $    --
Dividend income (Note
  2)....................        --            --             --            --            --           --     38,596
                           -------       -------        -------      --------    ----------   ----------    -------
          Total
            investment
            income......    46,115        24,583         34,791       155,747       349,038       34,617     38,596
                           -------       -------        -------      --------    ----------   ----------    -------
EXPENSES: (NOTE 3)
  Mortality and expense
     risk...............     7,810         3,926          4,819        39,407       138,663       61,674      4,588
  Less expenses
     reimbursed by
     MONY...............    (1,590)           --             --            --        (1,916)          --         --
                           -------       -------        -------      --------    ----------   ----------    -------
  Net expenses..........     6,220         3,926          4,819        39,407       136,747       61,674      4,588
                           -------       -------        -------      --------    ----------   ----------    -------
Net investment income
  (loss)................    39,895        20,657         29,972       116,340       212,291      (27,057)    34,008
                           -------       -------        -------      --------    ----------   ----------    -------
REALIZED AND UNREALIZED
  GAINS (LOSSES) ON
  INVESTMENTS (NOTE 2)
  Net realized gains
     (losses) on
     investments........       (37)          259          1,205       572,644     1,582,134      534,416     40,353
  Net change in
     unrealized
     appreciation on
     investments........        --         6,041          9,083        29,539     2,039,795    1,430,034     20,130
                           -------       -------        -------      --------    ----------   ----------    -------
  Net realized and
     unrealized gains
     (losses) on
     investments........       (37)        6,300         10,288       602,183     3,621,929    1,964,450     60,483
                           -------       -------        -------      --------    ----------   ----------    -------
Net increase in net
  assets resulting from
  operations............   $39,858       $26,957        $40,260      $718,523    $3,834,220   $1,937,393    $94,491
                           =======       =======        =======      ========    ==========   ==========    =======

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            DIVERSIFIED INVESTORS PORTFOLIOS
                                     -------------------------------------------------------------------------------
                                                  INTERMEDIATE   GOVERNMENT/
                                       MONEY       GOVERNMENT     CORPORATE                   EQUITY        EQUITY
                                       MARKET         BOND          BOND        BALANCED      INCOME        GROWTH      CALVERT
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   -----------   ----------   -----------   ----------   ----------
FROM OPERATIONS:
  Net investment income (loss).....   $ 39,895      $ 20,657      $ 29,972     $ 116,340    $   212,291   $ (27,057)    $ 34,008
  Net realized gains (losses) on
    investments....................        (37)          259         1,205       572,644      1,582,134     534,416       40,353
  Net change in unrealized
    appreciation on investments....         --         6,041         9,083        29,539      2,039,795   1,430,034       20,130
                                      --------      --------      --------     ----------   -----------   ----------    --------
  Net increase in net assets
    resulting from operations......     39,858        26,957        40,260       718,523      3,834,220   1,937,393       94,491
                                      --------      --------      --------     ----------   -----------   ----------    --------
FROM UNIT TRANSACTIONS (NOTE 4):
  Net proceeds from the issuance of
    units..........................    506,259        85,917       115,346       978,238      3,308,282   1,840,578      241,043
  Net asset value of units
    redeemed.......................   (652,343)     (575,998)      (91,714)     (789,215)    (3,936,541)  (1,705,189)   (220,481)
                                      --------      --------      --------     ----------   -----------   ----------    --------
  Net increase (decrease) in net
    assets from unit
    transactions...................   (146,084)     (490,081)       23,632       189,023       (628,259)    135,389       20,562
                                      --------      --------      --------     ----------   -----------   ----------    --------
Net increase (decrease) in net
  assets...........................   (106,226)     (463,124)       63,892       907,546      3,205,961   2,072,782      115,053
NET ASSETS:
  Beginning of year................    844,946       680,536       515,905     3,846,957     12,922,689   7,152,642      472,518
                                      --------      --------      --------     ----------   -----------   ----------    --------
  End of year......................   $738,720      $217,412      $579,797     $4,754,503   $16,128,650   $9,225,424    $587,571
                                      ========      ========      ========     ==========   ===========   ==========    ========

Units outstanding beginning of
  year.............................     56,311        47,901        25,670       156,241        489,820     237,959       25,095
Units issued during year...........     32,669         5,913         5,560        35,581        105,882      53,841       11,342
Units redeemed during year.........    (41,962)      (39,448)       (4,467)      (28,533)      (121,148)    (48,954)     (10,218)
                                      --------      --------      --------     ----------   -----------   ----------    --------
Units outstanding end of year......     47,018        14,366        26,763       163,289        474,554     242,846       26,219
                                      ========      ========      ========     ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31,1996

                                                            DIVERSIFIED INVESTORS PORTFOLIOS
                                     -------------------------------------------------------------------------------
                                                  INTERMEDIATE   GOVERNMENT/
                                       MONEY       GOVERNMENT     CORPORATE                   EQUITY        EQUITY
                                       MARKET         BOND          BOND        BALANCED      INCOME        GROWTH      CALVERT
                                     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                     ----------   ------------   -----------   ----------   -----------   ----------   ----------
FROM OPERATIONS:
  Net investment income (loss).....   $ 39,125      $ 31,901      $ 26,421     $  85,098    $   279,499   $ (53,312)    $  6,860
  Net realized gains (losses) on
    investments....................        (38)       (4,321)         (907)      371,395        614,061   1,667,681       31,681
  Net change in unrealized
    appreciation (depreciation) on
    investments....................         --       (10,125)      (12,033)       63,377      1,282,153    (596,767)       4,906
                                      --------      --------      --------     ----------   -----------   ----------    --------
  Net increase in net assets
    resulting from operations......     39,087        17,455        13,481       519,870      2,175,713   1,017,602       43,447
                                      --------      --------      --------     ----------   -----------   ----------    --------
FROM UNIT TRANSACTIONS (NOTE 4):
  Net proceeds from the issuance of
    units..........................    370,991        46,617       138,465       766,044      2,341,587   1,972,865      154,841
  Net asset value of units
    redeemed.......................   (397,562)      (79,793)     (111,135)     (533,262)    (4,445,437)   (991,157)     (48,761)
                                      --------      --------      --------     ----------   -----------   ----------    --------
  Net increase (decrease) in net
    assets from unit
    transactions...................    (26,571)      (33,176)       27,330       232,782     (2,103,850)    981,708      106,080
                                      --------      --------      --------     ----------   -----------   ----------    --------
Net increase (decrease) in net
  assets...........................     12,516       (15,721)       40,811       752,652         71,863   1,999,310      149,527
NET ASSETS:
  Beginning of year................    832,430       696,257       475,094     3,094,305     12,850,826   5,153,332      322,991
                                      --------      --------      --------     ----------   -----------   ----------    --------
  End of year......................   $844,946      $680,536      $515,905     $3,846,957   $12,922,689   $7,152,642    $472,518
                                      ========      ========      ========     ==========   ===========   ==========    ========

Units outstanding beginning of
  year.............................     58,026        50,325        24,207       145,593        571,730     201,470       19,147
Units issued during year...........     25,172         3,364         7,138        34,195         97,638      71,367        8,710
Units redeemed during year.........    (26,887)       (5,788)       (5,675)      (23,547)      (179,548)    (34,878)      (2,762)
                                      --------      --------      --------     ----------   -----------   ----------    --------
Units outstanding end of year......     56,311        47,901        25,670       156,241        489,820     237,959       25,095
                                      ========      ========      ========     ==========   ===========   ==========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

 1. ORGANIZATION AND BUSINESS

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by The Mutual Life Insurance Company of New York ("MONY") under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.

     There are currently seven subaccounts within Keynote which are available to contractholders of Group Plans. Six of the subaccounts invest in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios") and the seventh subaccount invests in Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation ("Calvert") (collectively the "Funds"). The respective financial statements of the Funds are contained elsewhere in this report.

     At December 31, 1997, each of the subaccounts' investment in the corresponding Portfolios was as follows:

                                           PERCENTAGE INVESTMENT
               SUBACCOUNT                      IN PORTFOLIO
               ----------                  ---------------------
Money Market.............................          0.33%
Intermediate Government Bond.............          0.17
Government/Corporate Bond................          0.16
Balanced.................................          1.21
Equity Income............................          1.36
Equity Growth............................          2.20

 2. SIGNIFICANT ACCOUNTING POLICIES

  A. Investments:

     The investment by Keynote in the Portfolios reflects Keynote's proportionate interest in the net assets of each of the Portfolios. The investment in shares of Calvert is stated at net asset value. The Keynote subaccount which invests in Calvert records its security transactions at the prior day's ending net asset value per share. Valuation of the securities held in each of the Portfolios is discussed in Note 2A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. A description of the portfolio valuation for Calvert can be found in Note A of its financial statements contained elsewhere in this report.

  B. Investment Income:

     Each Keynote subaccount earns income, net of expenses, daily on its investment in the corresponding Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such determination. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investments sold are determined on the basis of identified cost.

  C. Federal Income Taxes:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized

                             KEYNOTE SERIES ACCOUNT

  C. Federal Income Taxes (Continued):
capital gains attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

  D. Other:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 3. FEES AND TRANSACTIONS WITH AFFILIATES

     Daily charges to Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 0.90%; however, MONY reserves the right to charge maximum fees of 1.25% upon notice.

     MONY has voluntarily undertaken to waive expenses of the Money Market Subaccount, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.10% of average net assets. Effective June 24, 1994, MONY has voluntarily undertaken to waive expenses of the Equity Income and Equity Growth Subaccounts, to the extent necessary, to limit all expenses (other than mortality and expense risk charges) to 0.46% and 0.50%, respectively, of their average net assets. MONY reserves the right to raise this limit upon notice.

 4. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, MONY entered into an agreement with AUSA Life Insurance Company, Inc. ("AUSA"), a wholly owned subsidiary of AEGON, USA, pursuant to which the Group Plans may be transferred through assumption reinsurance to AUSA. Subject to receipt of any necessary state insurance department approvals and authorizations, each Group Plan contractholder receives materials relating to this assumption. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of Keynote and into a corresponding separate account of AUSA. Assets transferred to AUSA pursuant to this assumption reinsurance transaction for the years ended December 31, 1997 and 1996, were as follows:

                    SUBACCOUNTS                       1997 AMOUNT   1996 AMOUNT
                    -----------                       -----------   -----------
Money Market........................................  $  148,490    $   216,407
Intermediate Government Bond........................       3,406         10,488
Government/Corporate Bond...........................      22,700         18,592
Balanced............................................     236,206         14,962
Equity Income.......................................   2,986,640      2,378,391
Equity Growth.......................................     744,738        136,247
Calvert.............................................     100,413          4,201
                                                      ----------    -----------
                                                      $4,242,593    $ 2,779,288
                                                      ==========    ===========

The amounts related to these assumptions are reflected as redemptions in the Statements of Changes in Net Assets.

                              FOURTH QUARTER 1997

                            ANNUAL ECONOMIC OVERVIEW

     The year 1997 can only be described as spectacular from both an economic and financial markets' perspective. The U.S. economy continued its stellar performance of robust growth with minimal inflationary pressures. Despite the potential negative influences of a roiled Asian economy and its financial markets, it appears the economy will exhibit another strong quarter to end the year. The nation's Gross Domestic Product averaged 3.8% for the first three quarters of 1997, well ahead of the Federal Reserve's comfort zone of 2.0-2.5%. We expect that the fourth quarter's GDP rate will be in the 3% range.

     The primary drivers of economic growth were strong housing, manufacturing, capital spending and consumer-related sectors. This strength was a direct result of record high levels of consumer confidence. Increased wealth from healthy stock market returns, rising incomes, ample opportunity for employment, and low interest rates were among the driving forces. The economy also created an abundance of new jobs with an unemployment rate of 4.7%, a 24-year low.

     Despite the strength of the economy, inflation, as measured by both the CPI and PPI, continues to be benign. In fact, wholesale prices fell 1.2% for the year, compared to an increase of 2.8% in 1996. Consumer prices rose 1.7%, versus an increase of 3.3% in 1996.

                               FINANCIAL MARKETS

     The bond market, as measured by the Lehman Brothers Government/Corporate Index, rose (+9.8%) for the year. Early economic reports suggested that the economy was growing faster than the Federal Reserve (Fed) would like, and that inflation would begin to rise. In an attempt to slow the economy, the Fed raised the Fed Funds rate to 5.5% in March.

     The economy slowed from its torrid first quarter pace and inflation remained under control. As a result, the bond market rallied during the second and third quarters. The fourth quarter was also positive for bonds as the Index rose (+3.2%). Asia's woes caused a general equity market decline and both domestic and foreign equity investors fled for the safety of U.S. Government bonds.

     For the third consecutive year, stocks posted returns over 20%. The S&P 500 Index rose (+33.4%), despite a decline of eleven percent in October, and the DJIA was up (+22.6%). Large company stocks out-performed small company stocks for the fourth straight year, due to the quest for liquidity, superior earnings, and corporate restructurings. Value investing, as defined by the Russell 1000 Value Index, rose (+35.2%), outpacing the Russell 1000 Growth Index, which returned (+30.5%).

     International equity stocks, as measured by the MSCI GDP EAFE Index, returned (+6.2%) significantly under-performing U.S. stocks for the third year. Europe was the star performer, rising (+24%), while Japan fell (-24%), in U.S. dollars. Japan's difficulties continue, as the country is in a deep recession and its financial sector remains in trouble. Other Asian markets tumbled, including Malaysia, Singapore, and Hong Kong, with returns of (-68%), (-30%) and (-23%), respectively.

                                OUTLOOK FOR 1998

     Driven by the economic uncertainty in Asia, global markets continue to experience dramatic volatility. It will take an extended period for this situation to settle. We expect GDP growth to decline by 1% in 1998, and there may be a slight reduction in inflation.

     The stock market is expensive by fundamental measures, such as price-to-earnings, price-to-book ratios and dividend yields. We are currently caught in a tug-of-war between interest rates and corporate profits. We expect that profit growth will decelerate in 1998, as wages rise and pricing flexibility remains limited. The strong dollar will also hinder profits of U.S. companies.

     We expect further volatility in the stock market, accompanied by a 10-15% decline. The correction in stocks should be limited by several factors. Our economy should continue to expand, albeit at a slightly slower pace. Inflation and interest rates will remain low, helping to support stocks prices. Also, if the stock market declines significantly, or the economy slows more than expected, the Federal Reserve may lower interest rates to stimulate economic growth. Bond markets are also experiencing great volatility, as interest rates and currencies continue to fluctuate. Fortunately in the U.S., this has been mostly on the upside. U.S. bonds should continue to do well in 1998, with economic growth slowing and inflation remaining under control.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                             MONEY MARKET PORTFOLIO
                         Managed by Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Money Market Portfolio invests primarily in short-term money market instruments and securities with maturities of less than one year.

SUMMARY HIGHLIGHTS:

During the fourth quarter of 1997, the bond market continued to exhibit significant rate volatility. Expectations as to the timing of another move by the Federal Reserve (Fed) to boost the overnight Fed Funds rate were quickly doused in the face of growing turmoil in Asia. The market's view on the prospects for Asia's stabilization and recovery continued to drive the bond market as it broke below 6% on the long-end. The pace of US economic activity clearly picked up in the fourth quarter, while inflation has been conspicuously absent. While economic indicators point to a strong economy, the near absence of inflation, and the potential drag from Asia's difficulties have left the Fed on hold in changing interest rates. In fact, market sentiment has shifted to the view that the next Fed move will be an easing, a conclusion the manager has not yet adopted.

The yield curve grew increasingly flatter in the fourth quarter. Interest rates declined by 48 basis points in the fourth quarter to 5.92%. The yield on the 3-month T-bill rose to 5.34% at year-end from 5.09% at the end of the third quarter. Market sentiment is that the Fed is on hold near-term with the expectation that an eventual easing may be undertaken in the second quarter of '98. Thus, the average maturity of the Portfolio will be modestly extended to capitalize on what is seen as a bullish interest rate environment in the near-term. As of December 31st, the average maturity of the Portfolio was approximately 40 days.

The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. The manager's strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the market place without sacrificing current income. The 30-day and 7-day current yields of the Portfolio were each 5.47% as of December 31, 1997, after charges imposed by the Portfolio. Of course, past performance does not guarantee future investment results.

Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the Portfolio will maintain a steady net asset value.

MONEY MARKET CHARACTERISTICS AS OF 12/31/97

                           MONEY MARKET
                            PORTFOLIO
Average Maturity             40 days
30-Day Yield                  5.47%
7-Day Current Yield           5.47%

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                          HIGH QUALITY BOND PORTFOLIO
                    Managed by Merganser Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The High Quality Bond Portfolio offers a conservative fixed income approach which emphasizes preservation of capital and consistent returns.

SUMMARY HIGHLIGHTS:

During the fourth quarter, the High Quality Bond Portfolio underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the quarter.

The Portfolio's performance was affected by holdings in the Korea Development Bank (KDB). KDB is an agency of the Republic of Korea, and until recently it was a highly regarded borrower. In December, as a result of the financial crisis in other Asian countries and the Korean Government's failure to adequately disclose its financial records to International Monetary Fund officials, the credit markets began to lose confidence in the issuer, and the bonds were downgraded. The bonds were sold immediately to protect shareholders capital from further erosion.
The volatile stock market caused a "flight to quality" as investors moved assets from stocks to U.S. government bonds, seeking refuge from the turmoil in the foreign securities markets. Despite stronger than expected economic growth, interest rates fell during the quarter, as investors focused on the impact of the Asian turmoil on future U.S. economic growth rates. In addition, improvement in the budget deficit resulted in a lower current and projected Treasury debt issuance.
The Portfolio's outlook for bonds is positive because of strong economic fundamentals. Currently, we are enjoying a period of low inflation. Worker productivity is rising and producers do not have to raise prices to pass along the higher costs. The strength of the U.S. dollar has attracted significant foreign investment. Contrarily, fears of cheaper Asian imports may affect GDP growth.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                                    MERRILL
                          HIGH       LYNCH
                         QUALITY    1-3 YEAR
                          BOND      TREASURY
                        PORTFOLIO    INDEX
Yankee                      4%          0%
Short-Term/Cash             8%          0%
Asset-Backed/CMO           34%          0%
Financial                  27%          0%
Industrial                 17%          0%
U.S.
  Government/Agencies      10%        100%
                          ----        ----
                          100%        100%
*Represents the total composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                       INTERMEDIATE GOV'T BOND PORTFOLIO
                         Managed by Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Intermediate Government Bond Portfolio may invest in Government issues, Government Agency issues, cash and cash equivalents.

SUMMARY HIGHLIGHTS:

Bonds, as measured by the Lehman Intermediate Government Index, gained (+2.3%) for 3-months ending December 31, and returned (+7.7%) for the year. Fixed income securities experienced solid gains for the quarter due to increased demand for U.S. bonds, based on a positive inflation environment and uncertainty overseas.

Results in this sector were particularly strong in October, ranking second to July for the year's biggest 1-month gain. Most of this return was generated over the final few days of the month in response to news of further weakness in Asian financial markets. There was a "flight to quality" as overseas and US investors poured money into US Treasury securities. During the final two months of the quarter, bonds continued to benefit from the volatility in equity markets, driving bond prices higher and yields toward historic lows.

Increased demand, and fundamentals like low inflation and moderate growth continue to have a positive impact on bond prices. Although economic activity remains strong and unemployment is running at a 24-year low, the Federal Reserve does not seem poised to increase lending rates in an attempt to slow overall growth. Inflation is not expected to be a concern over the short-term.

The Portfolio was managed at a duration slightly shorter than that of its benchmark throughout the fourth quarter of this year. This more conservative approach resulted in a slight drag on performance. The Portfolio's duration is not expected to deviate substantially from the benchmark over the near-term, and the portfolio remains invested exclusively in AAA-rated US Government issues.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                       INTERMEDIATE     LEHMAN
                        GOVERNMENT      BROS.
                           BOND       INT. GOV'T
                        PORTFOLIO     BOND INDEX
U.S. Government/
  Agencies                  61%          100%
Mortgage Backed             19%            0%
Short-Term/Cash             20%            0%
                           ----          ----
                           100%          100%
*Represents the total composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                         GOV'T/CORPORATE BOND PORTFOLIO
                         Managed by Capital Management
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Government/Corporate Bond Portfolio may invest in Government bonds, corporate bonds, mortgage-backed securities, cash and cash equivalents. This flexibility enables the Portfolio to benefit from higher potential returns for taking on credit risk, while providing stability through investments in Government securities.

SUMMARY HIGHLIGHTS:

Intermediate-term investment grade bonds gained (+3.2%), and (+9.8%) for the 3-months and 1-year ending December 31, respectively, as measured by the Lehman Government/ Corporate Index. Both individual and institutional investors increased their exposure to fixed income securities toward year-end. Favorable economic conditions, and fears that the equity markets were both overvalued and too volatile increased bond demand.

While the impact of Asia's turmoil on foreign and domestic equity markets has been decidedly negative, the U.S. bond market benefited tremendously. Investors worldwide reduced equity holdings and sought more stable investments, like US Treasury securities which were the primary beneficiaries. Consequently, yields fell and prices rose for Treasuries with maturity dates greater than one year. Longer-term issues, those maturing in more than ten years, experienced the biggest price increases. Corporate bonds saw some of this increased buying activity, but price gains lagged those of Governments.

The absence of inflation has been one of the outstanding features of the current economic expansion. Also, the improving budget deficit is reducing the need for new government bond sales. With less supply coming into the market and demand for these issues increasing, prices for existing bonds have soared.
The Portfolio maintained a duration somewhat shorter than that of the Lehman Government/ Corporate benchmark during the quarter, which detracted somewhat from overall return. Also, an over-weighting in corporate issues relative to the Index hindered return. The Portfolio is expected to be managed at a duration close to that of its Index over the near-term. As always, the Portfolio's emphasis is on undervalued, good quality fixed income securities.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                                     LEHMAN
                       GOVERNMENT/   BROS.
                        CORPORATE    GOV'T/
                          BOND       CORP.
                        PORTFOLIO    INDEX
Government/Agency          15%         75%
Industrial                 21%          9%
Yankee Bonds                7%          5%
Asset Backed/CMO           11%          0%
Financial                  29%          7%
Utility                     9%          4%
Short-Term/Cash             8%          0%
                          ----        ----
                          100%        100%
*Represents the total composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                               BALANCED PORTFOLIO
                  Managed by Institutional Capital Corporation
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Balanced Portfolio offers active
                 allocation among stocks, bonds, and cash. A top-down approach is utilized to make the asset allocation decision by considering long-term cyclical trends, and examining alternative short-term economic scenarios.

SUMMARY HIGHLIGHTS:

Portfolios invested in a mix of stocks and bonds gained (+1.1%) for the 3-months ending December 31 as measured by the Lipper Balanced Fund Index, and returned (+19%) this year. During the first three quarters of 1997, stocks outperformed bonds and were responsible for the majority of overall return. In the fourth quarter, however, Asia's turmoil reduced overall equity returns. Many investors lowered their equity positions and increased their bond weightings. The elevated demand for fixed-income securities enabled them to generate solid returns for the period.

Equities, as measured by the S&P 500 Index, gained (+2.8%) for the quarter while bonds in the Lehman Government/Corporate Index returned (+3.2%). The out-performance of bonds relative to stocks could be attributed to the huge amount of money that flowed out of the foreign and domestic equity markets and into fixed income securities, specifically US Treasuries.

From an asset allocation perspective, the Portfolio was well positioned to take advantage of the strong bond returns this quarter as it was over-weighted in bonds relative to a static 60/40 mix of the S&P 500 and the Lehman Bond Index. However, weakness in the equity portion of the Portfolio reduced overall return. In the third quarter, the Portfolio's consumer cyclical stocks played a major role in the out-performance relative to the S&P Index, gaining more than (+14%) compared to (+7%) for S&P cyclical issues. During the fourth quarter, Portfolio holdings in this sector gave back some of their previous big advances and under-performed similar issues in the S&P Index.

The cyclical sector's lower return was concentrated in a few issues. Philips Electronics (one of the Portfolio's largest equity holdings) made a substantial investment in Asia and as a result, its price was pushed significantly lower. Despite the poor return for the quarter, Philips gained (+54%) in 1997.

PORTFOLIO ASSET ALLOCATION AS OF 12/31/97

                                 [PIE CHART]

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                            EQUITY INCOME PORTFOLIO
                          Managed by Asset Management
--------------------------------------------------------------------------------
             DESCRIPTION:

             The Equity Income Portfolio is designed to provide long-term performance at reduced levels of risk versus the overall market. The Portfolio's strategy is to be conservatively positioned, which may mean losing some of the upside market potential in order to protect the Portfolio against downside losses.

SUMMARY HIGHLIGHTS:

As measured by the Lipper Equity Income Index, the average fund investing in this style experienced a gain of 2.4% in the fourth quarter of this year. Returns for the entire year were more impressive, advancing an average 27.5%. Much of 1997's gain was realized during the first three quarters of the year. Stock performance over the last 3 months was not as strong, as fears that the turbulence that hit the Asian markets might spread to our shores. Diversified's Equity Income Portfolio had a great year, far outperforming the average fund in the Lipper Universe.

Stocks in the utility sector were by far the top performers in the most recent quarter. This was not unexpected given the extreme market volatility during the period. Investors often increase their exposure to these issues during periods of uncertainty, confident that the higher than average dividend payments will help insulate returns should the market decline. The outstanding performance of utility stocks was a positive for the Portfolio, as the Portfolio's strict yield discipline will typically allow it to have a significant weighting in this sector. Specifically, telephone company issues performed extremely well in the fourth quarter, returning on average 18%. Financial related stocks were the next best performers over the past three months. These issues were positively impacted by the drop in interest rates over the period, as well as benefiting from the ongoing consolidation in this industry.
Two of the local telephone companies in the Portfolio that had exceptional returns for the quarter were Ameritech Corp. (22%) and BellSouth Corp. (23%). Each of these "Baby Bells" are anticipating higher earnings going forward as more customers install extra phone lines in their homes for Internet connections and fax machines. Customers are also ordering high-profit services such as caller identification, voice mail and call-waiting. The possibility that these regional companies will soon be allowed to compete for long-distance customers should translate into additional revenues and profits.

In the financial sector, Bank of New York (21%) and Wells Fargo (24%) were among the Portfolio's top performers. Both firms expect earnings to rise, driven by increased lending activity and fee revenues. Banks, in general, are benefiting from the growing economy, which encourages corporate customers to use loans to expand their businesses. Additionally, fees from money management, brokerage ATM and other deposit based services have boosted earnings.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                         EQUITY
                         INCOME     S&P 500
                        PORTFOLIO    INDEX
Financial                  18%        17%
Utilities                  18%        10%
Energy                      8%         9%
Basic Industries           13%         5%
Industrial                 13%         9%
Consumer Cyclical           8%        13%
Consumer Non-Cyclical      15%        24%
Technology                  7%        13%
                          ----       ----
                          100%       100%
*Represents the equity composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                             EQUITY VALUE PORTFOLIO
                   Managed by: Ark Asset Management Co., Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Equity Value Portfolio is primarily
                 invested in large capitalization common stocks that sell at reasonable prices relative to their projected earnings (high P/E multiples are generally avoided). The Portfolio's strategy will allow it to participate in up markets while the value discipline will cushion the Portfolio in down markets.

SUMMARY HIGHLIGHTS:

The Russell 1000 Value Index surged (+35.2%) for the year ending December 31, 1997, and advanced (+4.5%) in the fourth quarter. The Equity Value Portfolio struggled to keep pace with the benchmark. Both sector allocation and stock selection detracted from performance.

The Portfolio has under-weighted the financial sector during most of the year. Continued low unemployment and declining interest rates elevated consumer confidence to the highest level in 28 years. This helped increase loan activity and earnings in the banking industry. High loan activity, coupled with "merger mania" in the banking industry sent prices and valuations higher. The steep valuation levels prevented the Portfolio, with strict valuation limitations, from participating in large gains in the sector. The S&P 500 Financial Index climbed (+48.1%) in 1997, one of the top-performing groups of the year.

An over-weighted position in the technology sector detracted from performance during the quarter. The Portfolio's 12.9% weighting in technology was twice that of the benchmark. The technology group was the worst performing sector in the Russell 1000 Value Index, (-7.5%). Technology stocks led the market through the first three quarters of the year, but dropped in the fourth quarter, as slower growth and earnings disappointments sent prices lower. In the fourth quarter, the Portfolio increased its position in virtually every technology issue, in an effort to take advantage of the attractive valuation levels.

Portfolio holding Hewlett Packard (HP) fell (-10.1%) during the quarter. The Portfolio doubled its exposure to the company during the same time to take advantage of the company's lower valuation. HP unveiled the industry's first line of PCs to use Intel Corp.'s latest MMX technology and cost under $800. The aggressive pricing at the low-end of the PC market is intended to help the company maintain its personal computer sales growth rate of more than 50% annually. HP's strategy of using Intel's MMX technology in the low-priced personal computer market, which accounted for 40% of consumer PC sales in December, provides a superior product in a growing market.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                         EQUITY
                          VALUE     S&P 500
                        PORTFOLIO    INDEX
Financial                  12%        17%
Utilities                   9%        10%
Energy                     11%         9%
Basic Industry             10%         5%
Industrial                 11%         9%
Consumer Cyclical          20%        13%
Consumer Non-Cyclical      14%        24%
Technology                 13%        13%
                          ----       ----
                          100%       100%
*Represents the equity composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                           GROWTH & INCOME PORTFOLIO
                    Managed by Putnam Advisory Company, Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Growth & Income Portfolio invests
                 primarily in a diversified portfolio of stocks selected for their potential to generate long-term capital appreciation and current income.

SUMMARY HIGHLIGHTS:

The Growth & Income Portfolio posted strong returns in 1997, outperforming the S&P 500 Index return of (+33.4%). The unprecedented third year of 20-plus% gains left many managers unable to keep pace. The average growth & income manager as tracked by Lipper Analytical Services returned (+27.1%) for the year, under-performing the S&P 500 benchmark by 630 basis points. The Portfolio landed in the top 20% of growth & income managers in the Lipper Growth & Income Universe.

Superior stock selection in the fourth quarter capped the successful year. A decision made in September to limit exposure to multinational companies with significant exposure to slowing Asian economies proved astute. The Portfolio liquidated company positions in certain technology industries, while increasing exposure to companies with significant domestic business.

The Portfolio completely liquidated shares in semiconductor giants Intel and Motorola. A slump in Asian demand for high-tech goods forced prices lower for semiconductor companies, Intel (-23.9%) and Motorola (-20.3%). Computer chips are routinely used in a host of products, including automobiles, televisions, VCR's, phones and personal computers. The drop-off in Asian demand creates challenges for many businesses, but is especially damaging to semiconductor companies.

While holdings in semiconductor companies were scaled back, shares in software companies were purchased. The manager increased exposure to virtually every software manufacturer held in the Portfolio. Portfolio holdings such as Peoplesoft, Computer Associates and Compuware continue to boost profits as corporations link computers through networks, and purchase programs to manage computer systems, inventory and manufacturing. The Portfolio's (+6.3%) return for software companies was impressive relative to the technology sector's decline of (-12.9%).

The Portfolio also realized significant gains in a number of other industries. Broader exposure to the U.S. economy was achieved by purchasing shares in pharmaceuticals, food-related companies, and retail companies. The Portfolio holds a 30% position in a variety of retail stores. Although many retailers reported disappointing holiday sales, the Portfolio's retail store holdings advanced an average of (+13.5%), including Costco (+18.6%), Dayton Hudson (+12.9%) and Home Depot (+13.1%).

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                       GROWTH &
                        INCOME    S&P 500
                       PORTFOLIO   INDEX
Financial                 19%       17%
Utilities                  3%       10%
Energy                     6%        9%
Basic Industry             1%        5%
Industrial                10%        9%
Consumer Cyclical         21%       13%
Consumer Non-
  Cyclical                25%       24%
Technology                15%       13%
                         ----      ----
                         100%      100%
*Represents the equity composition of
 this Portfolio, which may change at any
 time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                            EQUITY GROWTH PORTFOLIO
                Managed by Chancellor LGT Asset Management, Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Equity Growth Portfolio is primarily invested in common stocks which have the long-term potential to achieve greater total return than the stock market as a whole. Stocks are selected on the basis of their superior chances for growth in revenues and earnings.

SUMMARY HIGHLIGHTS:

In 1997, the Equity Growth Portfolio outperformed the majority of growth managers tracked by Lipper Analytical Services. The manager, following a strong third quarter, posted positive returns for the fourth quarter, while the average manager in the Lipper Growth Universe declined (-1.2%).

In general, sector allocation contributed to the Portfolio's positive return in the fourth quarter. A decision to scale back technology exposure -- the worst performing sector in the Russell 1000 Growth Index (-14.8%) -- helped the Portfolio. Semiconductor companies, considered most vulnerable to the slumping Asian demand for high-tech products, performed particularly poorly. The Manager decreased exposure to semiconductor holdings by 50%. Limited exposure to semiconductor companies helped the Portfolio to avoid some of the losses posted by Texas Instruments (-33.3%) and Intel (-23.9%). Established chip-makers have suffered from slowing demand in Asia, and have also been forced to cut profit margins in order to compete with upstart chip-making companies.

Gains in the technology sector included companies with limited exposure to Asian economies. Peoplesoft, one of the Portfolio's largest holdings, advanced 30.5% in the quarter. The company manufactures industry-specific software for companies in the retailing, financial services, healthcare and education markets. Portfolio holding Microsoft also generates most of its business from U.S. and European customers. The company's blockbuster Office 97 package generated $1.2 billion in sales during the quarter. Although Microsoft declined 2.3% in the period, the stock endured the sector's major losses.

The Portfolio's 12% exposure to pharmaceutical companies (the largest industry allocation for most of the year) continued to generate gains and returned 17.6% in the fourth quarter. Overall, this sector rose 53% in 1997, primarily based on the perception that prescription drug demand will continue to grow regardless of economic activity. Health care organizations are expected to continue to increase prescriptions to an aging population in an effort to decrease costly surgical procedures and hospital stays. Specific Portfolio holdings that advanced sharply in the period include Schering Plough (+21.0%), Pfizer (+24.4%), and Eli Lilly (+15.95%).

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                         EQUITY
                         GROWTH     S&P 500
                        PORTFOLIO    INDEX
Financial                  15%        17%
Utilities                   2%        10%
Energy                      2%         9%
Basic Industry              3%         5%
Industrial                 11%         9%
Consumer Cyclical          18%        13%
Consumer Non-Cyclical      33%        24%
Technology                 16%        13%
                          ----       ----
                          100%       100%
*Represents the equity composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                            SPECIAL EQUITY PORTFOLIO

Managed by:  Ark Asset Management Co., Inc.  Westport Asset Management
             Liberty Asset Management        Pilgrim Baxter & Associates, Ltd.

--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Special Equity Portfolio utilizes multiple portfolio managers to reduce overall fund volatility. The Portfolio invests in small to medium-sized companies with high earnings potential.

SUMMARY HIGHLIGHTS:

The large capitalization market was the winner in 1997, with the S&P 500 Index surging (+33.4%). While small capitalization stocks failed to keep pace, the Russell 2000 Index increased an impressive (+22.4%). The small capitalization market's performance widely diverged between growth- and value-style stocks. While the Russell 2000 Growth Index gained (+13.0%), the Russell 2000 Value Index posted a (+31.7%). The huge disparity in returns emphasized the importance of diversification in the small capitalization market. Growth managers in the Special Equity Portfolio, advanced an average of 18.8%, while the two value managers advanced 45.0%. The Portfolio has yielded impressive results, out-performing over 90% of small cap managers in the Lipper Small Capitalization Universe over a 3-year period.
Small cap stocks proved unable to sustain the (+15.7%) return in third quarter. The Russell 2000 Index declined (-3.4%) in the final quarter of the year. The Portfolio posted negative returns as well, but ended the quarter significantly ahead of the Index.

The Portfolio's large stake (13%) in the financial sector helped returns. Merger and acquisition activity in the banking industry rallied the sector's financial holdings (+9.5%). The activity has made smaller banks more efficient, allowing them to take advantage of better technology in order to grow fee-based services. Increased fees from checking accounts, ATMs, and retail brokerage services have pushed bank earnings higher. Consumer loan activity has increased as well, influenced by lower interest rates, a strong job market, and an extremely high level of consumer confidence.

An over-weighted position in the technology sector detracted from performance. However, several factors helped to minimize losses in a turbulent quarter for technology holdings. The value component of the Portfolio provided shelter. Technology issues on the value portion of the Portfolio actually had positive returns in a quarter (+3.8%), where the Russell 2000 Index technology holdings declined (-17.7%). The small cap orientation of the Portfolio also insulated holdings from a volatile overseas economy, since most technology holdings were domestically-oriented.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                         SPECIAL
                         EQUITY     S&P 500
                        PORTFOLIO    INDEX
Financial                  13%        17%
Utilities                   5%        10%
Energy                      5%         9%
Basic Industry              4%         5%
Industrial/Multi-
  Industrial               21%         9%
Consumer Cyclical          24%        13%
Consumer Non-Cyclical      11%        24%
Technology                 17%        13%
                          ----       ----
                          100%       100%
*Represents the equity composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                          AGGRESSIVE EQUITY PORTFOLIO
               Managed by: McKinley Capital Management Co., Inc.
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The Aggressive Equity Portfolio invests
                 primarily in small capitalization stocks poised for rapid earnings acceleration. This Portfolio will outperform the broad averages over longer term periods but with much higher volatility.

SUMMARY HIGHLIGHTS:

During 1997, Asia's economic concerns played an important part in the pressure on US stock prices. The decrease in product demand from Asia significantly contributed to a poor showing for multinational companies, as well as smaller capitalization technology firms.

The Aggressive Equity Portfolio ended the year under-performing its benchmark, the Russell 2000 Growth Index. This is due mainly to the Portfolio's over-weighted exposure to technology. The technology sector, which accounted for 51% of the Portfolio, was the worst performing sector in the index. Technology holdings were down (-23.8%) compared to (-17.8%) for the Russell 2000 Growth Index. Price cuts in the personal computer industry, and slow demand in Asia (which accounts for about a quarter of the world's PC sales and almost half the semiconductor sales) caused much of this under-performance.

The Portfolio's stock selection in the financial industry yielded a return of (+10.3%) compared to the benchmark's return of (-1.8%). The financial sector in general was spurred by increased lending and fee revenues, low inflation and interest rates, and a consolidation in the industry. Portfolio holding, Federal National Mortgage Association (Fannie Mae), was up (+21.9%) for the quarter. Fannie Mae buys and holds mortgages, and issues and sells guaranteed mortgage-backed securities to facilitate housing ownership for low- to middle-income Americans.

The Portfolio has been acquiring large-cap companies, due to attractive earnings growth potential over the short-term. Also, technology holdings are being repositioned in order to benefit from the strength of the U.S. dollar and avoid technology companies who rely on revenue from Asia.

EQUITY SECTOR BREAKOUTS AS OF 12/31/97*

                       AGGRESSIVE
                         EQUITY     S&P 500
                       PORTFOLIO     INDEX
Financial                  18%        17%
Utilities                   0%        10%
Energy                      0%         9%
Basic Industry              0%         5%
Industrial                  3%         9%
Consumer Cyclical          19%        13%
Consumer Non-
  Cyclical                 32%        24%
Technology                 28%        13%
                          ----       ----
                          100%       100%
*Represents the equity composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                           HIGH YIELD BOND PORTFOLIO
                    Managed by Delaware Investment Advisers
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The investment objective of the High Yield
                 Bond Fund is to provide a high level of
                 current income from a diversified portfolio consisting primarily of high-yielding, fixed-income and zero coupon securities.

SUMMARY HIGHLIGHTS:

High yield bonds returned (+2.6%) during the fourth quarter of 1997, and gained (+13.0%) for the year, as measured by the Salomon Brothers Cash Pay Index. With the exception of the 30-year Treasury, high yield bonds outperformed all other fixed income measures over the past twelve months. The impressive returns could be attributed to declining interest rates in the bond market, as well as solid gains in equity securities. Relatively conservative high yield approaches were rewarded, as compared to other styles with exposures to emerging market debt and lower quality securities. The Diversified Portfolio benefited from a zero weighting in emerging markets and an average credit quality of B+, enabling it to outperform 85% of the funds in Lipper's High Yield Bond universe.

The fundamentals for the high yield market remain positive. The demand for high yield securities is greater than existing supply. Average credit quality of the overall market is at an all time high, and there are little to no concerns regarding liquidity constraints. Corporations are posting strong revenues and profits and interest rate levels are approaching historic lows.

The outlook for the high yield market remains positive, particularly relative to other fixed income investments. Investor demand for these securities is likely to remain strong in light of the current low level of interest rates, prospects of moderating economic growth, and concerns over lofty stock valuations. The Portfolio remains defensively positioned with respect to industry exposure, and will continue to seek quality corporations which both dominate within their industries, and which can also generate steady cash flows.

FIXED INCOME SECTOR BREAKOUTS AS OF 12/31/97*

                                    SALOMON
                          HIGH       BROS.
                          YIELD      CASH
                          BOND        PAY
                        PORTFOLIO    INDEX
Consumer Growth            35%        44%
Consumer Cyclicals         19%        13%
Finance                     0%         5%
Capital Goods              12%         5%
Basic Industry             20%        17%
Energy                      8%         8%
Utilities                   0%         8%
Cash/Short-term             6%         0%
                          ----       ----
                          100%       100%
*Represents the total composition of this
 Portfolio, which may change at any time.

             QUARTERLY INVESTMENT REVIEW OF THE 4TH QUARTER -- 1997

                         INTERNATIONAL EQUITY PORTFOLIO

                   Managed by Capital Guardian Trust Company
--------------------------------------------------------------------------------
                 DESCRIPTION:

                 The International Equity Portfolio
                 incorporates a fundamental value approach with an emphasis on common stocks of major foreign markets.

SUMMARY HIGHLIGHTS:

The Asian market turmoil triggered by the currency crisis in July continued to cast its pall globally during the fourth quarter. Together with Japan's domestic banking crisis, the fallout sent Pacific Rim markets tumbling and a tremor through world-wide equity markets. The MSCI GDP EAFE Index posted a return of (-6.7%). Diversified's International Equity Portfolio underperformed the Index for the quarter, but outperformed for the year by over 300 basis points.
The worsening southeast Asian currency crisis negatively impacted equity markets as well as currency markets during the fourth quarter. The Japanese equity market dropped sharply, largely due to bad debt problems in its banking system. Japan is also being hurt by the drop in value of the Korean won, which makes Korean imports an increased trade threat to Japan. Japan and Korea compete in a number of the same export industries, such as steel, electronics, shipbuilding, and cars. Japan also has substantial exports to Korea, which would be hurt by a Korean economic slowdown. The Portfolio's 16% weighting in Japan pulled overall Portfolio returns significantly downward, despite the Portfolio's underweighting in Japan relative to the benchmark's weighting of 27%. A Capital Guardian international equity portfolio manager stated, "It's not so important how much you have in Japan as what you have in Japan." The manager continues to assess the situation on a stock by stock basis as individual countries turn around.

Just as in the third quarter, the picture in Europe was brighter. Equity markets are getting a boost from the more solid prospects for monetary union, and are also helped by the recent introduction of mergers, corporate restructuring and privatizations. In addition, the economies of France and Germany, the Continent's two largest, continued to recover during the quarter.

TOP TEN COUNTRY WEIGHTINGS AS OF 12/31/97

                       INTERNATIONAL     MORGAN
                          EQUITY       STANLEY GDP
                         PORTFOLIO        EAFE*
Japan                      16.4%          26.8%
United Kingdom             13.7%           9.9%
Canada                      6.4%           0.0%
Sweden                      6.2%           1.9%
Germany                     5.3%          17.6%
Australia                   5.2%           2.8%
France                      4.5%          11.2%
Switzerland                 4.1%           2.0%
Netherlands                 3.6%           2.9%
Hong Kong                   3.3%           2.1%
*Morgan Stanley Capital International EAFE
 GDP-Europe, Australasia, Far East Gross Domestic
 Product Index

                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Diversified Investors Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Intermediate Government Bond Portfolio, Government/Corporate Bond Portfolio, Balanced Portfolio, Equity Income Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio, Special Equity Portfolio, Aggressive Equity Portfolio, High Yield Bond Portfolio and International Equity Portfolio) (collectively the "Portfolios") as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the year ended December 31, 1996 for each of the Portfolios, other than the Equity Value Portfolio and the Aggressive Equity Portfolio for which the period is from April 19, 1996 (commencement of operations) to December 31, 1996 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective Portfolios constituting Diversified Investors Portfolios as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                       Coopers & Lybrand L.L.P.

New York, New York

February 19, 1998

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                    HIGH       INTERMEDIATE   GOVERNMENT/
                                    MONEY         QUALITY       GOVERNMENT     CORPORATE                        EQUITY
                                    MARKET          BOND           BOND           BOND         BALANCED         INCOME
                                 ------------   ------------   ------------   ------------   ------------   --------------
ASSETS:
Securities, at cost............  $231,800,943   $197,598,515   $132,197,739   $347,542,910   $470,715,722   $  904,075,061
                                 ============   ============   ============   ============   ============   ==============
Securities, at market..........  $231,800,943   $198,723,832   $133,274,531   $358,330,961   $490,760,447   $1,278,019,941
Repurchase agreement,
 at value......................        19,808     17,476,823      5,087,230         97,709     48,524,284           32,140
Cash...........................        21,560             --          2,470          1,540             --            5,922
Receivable for securities
 sold..........................            --         73,534             --             --        956,999          505,152
Receivable for foreign currency
 forward contracts.............            --             --             --             --             --               --
Interest receivable............       554,131      1,994,754      1,342,594      5,374,025      3,212,344           10,653
Dividends receivable...........            --             --             --             --        319,483        1,812,003
Receivable from securities
 lending.......................            --          1,346            936          7,793         10,074           11,928
Reimbursement from advisor.....            --             --          2,000             --         14,531            1,087
                                 ------------   ------------   ------------   ------------   ------------   --------------
         Total assets..........   232,396,442    218,270,289    139,709,761    363,812,028    543,798,162    1,280,398,826
                                 ------------   ------------   ------------   ------------   ------------   --------------
LIABILITIES:
Due to Custodian...............            --             --             --             --             --               --
Deposit for securities
 loaned........................            --             --     10,461,250      2,020,000    148,440,431       64,740,700
Payable for securities
 purchased.....................            --             --             --             --        396,940               --
Payable for foreign currency
 forward contracts.............            --             --             --             --             --               --
Payable to advisor.............         5,312          8,229             --          2,904             --               --
Accrued expenses:
 Investment advisory fees......        54,141         68,532         39,763        114,228        160,649          485,523
 Custody fees..................            --             --             --         19,581          3,722           45,442
 Professional fees.............        20,560         20,631         18,872         17,120         19,961           34,743
 Reports to shareholders.......         1,828          1,588            754          2,437          2,664            8,326
 Miscellaneous fees............         2,143          1,871          2,725          2,873          3,882           12,923
                                 ------------   ------------   ------------   ------------   ------------   --------------
         Total liabilities.....        83,984        100,851     10,523,364      2,179,143    149,028,249       65,327,657
                                 ------------   ------------   ------------   ------------   ------------   --------------
         NET ASSETS............  $232,312,458   $218,169,438   $129,186,397   $361,632,885   $394,769,913   $1,215,071,169
                                 ============   ============   ============   ============   ============   ==============
NET ASSETS CONSIST OF:
Paid-in capital................  $232,312,458   $217,044,121   $128,109,605   $350,844,834   $374,725,188   $  841,126,289
 Net unrealized appreciation on
   securities..................            --      1,125,317      1,076,792     10,788,051     20,044,725      373,944,880
 Net unrealized appreciation on
   translation of assets and
   liabilities in foreign
   currencies .................            --             --             --             --             --               --
                                 ------------   ------------   ------------   ------------   ------------   --------------
         NET ASSETS............  $232,312,458   $218,169,438   $129,186,397   $361,632,885   $394,769,913   $1,215,071,169
                                 ============   ============   ============   ============   ============   ==============

                       See notes to financial statements

         EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE     HIGH YIELD    INTERNATIONAL
         VALUE          INCOME         GROWTH         EQUITY        EQUITY          BOND          EQUITY
      ------------   ------------   ------------   ------------   -----------   ------------   -------------
       226,958,983   $334,499,073   $363,013,968   $664,005,325   $17,881,771   $ 37,853,692   $194,419,667
      ============   ============   ============   ============   ===========   ============   ============
       232,613,309   $403,253,676   $441,694,290   $811,564,687   $19,875,545   $ 38,662,658   $208,323,964
         9,250,647      5,974,470     19,802,348     45,551,470     6,561,291        173,760     10,116,743
                --             --             --             --            --             --             --
         1,306,161      3,512,174      3,600,080      5,494,809            --             --        315,138
                --             --             --             --            --             --      1,887,073
             2,667          5,504          8,748         24,577         1,276        910,121          7,920
           435,433        347,472        197,249        222,944        10,697             --        434,312
               941          7,140          3,783         22,145            --             --          3,077
                --             --             --             --           912             --          7,763
      ------------   ------------   ------------   ------------   -----------   ------------   ------------
       243,609,158    413,100,436    465,306,498    862,880,632    26,449,721     39,746,539    221,095,990
      ------------   ------------   ------------   ------------   -----------   ------------   ------------
                --             --             --             --            --             --         27,758
         7,533,900     29,523,000     36,010,700    112,647,957            --             --     14,610,710
           936,422      7,071,880      2,714,882      6,249,742       530,002             --        733,842
                --             --             --             --            --             --        242,701
                --          7,850         12,329         28,586            --             --             --
           116,700        199,970        230,497        522,995        21,141         16,899        137,333
            10,125         13,861          1,106          9,885        16,173             --             --
            17,930         17,930         18,447         19,325        16,988         22,824         28,983
             1,412          2,215          2,873          5,563           256            268          1,340
             8,954          3,322          3,476          8,318         7,511          6,417          7,255
      ------------   ------------   ------------   ------------   -----------   ------------   ------------
         8,625,443     36,840,028     38,994,310    119,492,371       592,071         46,408     15,789,922
      ------------   ------------   ------------   ------------   -----------   ------------   ------------
      $234,983,715   $376,260,408   $426,312,188   $743,388,261   $25,857,650   $ 39,700,131   $205,306,068
      ============   ============   ============   ============   ===========   ============   ============
       229,329,389   $307,505,805   $347,631,866   $595,828,899   $23,863,876   $ 38,891,165   $189,758,389
         5,654,326     68,754,603     78,680,322    147,559,362     1,993,774        808,966     13,904,297
                --             --             --             --            --             --      1,643,382
      ------------   ------------   ------------   ------------   -----------   ------------   ------------
      $234,983,715   $376,260,408   $426,312,188   $743,388,261   $25,857,650   $ 39,700,131   $205,306,068
      ============   ============   ============   ============   ===========   ============   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                               INTERMEDIATE   GOVERNMENT/
                                     MONEY          HIGH        GOVERNMENT     CORPORATE                     EQUITY
                                    MARKET      QUALITY BOND       BOND          BOND        BALANCED        INCOME
                                  -----------   ------------   ------------   -----------   -----------   ------------
INVESTMENT INCOME:
  Interest income...............  $12,424,923   $13,137,754     $5,860,944    $23,025,657   $11,074,669   $  3,484,499
  Dividend income...............           --            --             --            --      2,816,529     26,727,291
  Less: withholding tax.........           --            --             --            --         (4,815)       (54,612)
                                  -----------   -----------     ----------    -----------   -----------   ------------
         Total income...........   12,424,923    13,137,754      5,860,944    23,025,657     13,886,383     30,157,178
                                  -----------   -----------     ----------    -----------   -----------   ------------
EXPENSES:
  Investment advisory fees......      553,205       707,143        340,670     1,174,374      1,547,690      4,950,239
  Custody fees..................       43,681        45,152         31,103        72,412         71,312        174,012
  Professional fees.............       22,069        22,753         20,459        21,717         23,558         42,925
  Reports to shareholders.......        1,780         1,548            746         2,566          2,743          8,457
  Miscellaneous fees............        5,977         5,545          4,420         7,355          7,686         17,474
                                  -----------   -----------     ----------    -----------   -----------   ------------
         Total expenses.........      626,712       782,141        397,398     1,278,424      1,652,989      5,193,107
Expenses reimbursed by the
  advisor.......................           --            --        (15,525)           --             --             --
                                  -----------   -----------     ----------    -----------   -----------   ------------
         Net expenses...........      626,712       782,141        381,873     1,278,424      1,652,989      5,193,107
                                  -----------   -----------     ----------    -----------   -----------   ------------
Net investment income (loss)....   11,798,211    12,355,613      5,479,071    21,747,233     12,233,394     24,964,071
                                  -----------   -----------     ----------    -----------   -----------   ------------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON SECURITIES
  AND FOREIGN CURRENCIES:
  Net realized gains (losses) on
    securities..................       (8,941)   (2,349,712)        43,123       747,528     44,754,963    112,649,761
  Net realized gains on foreign
    currency transactions.......           --            --             --            --             --             --
  Net change in unrealized
    appreciation (depreciation)
    on securities...............           --     1,093,124      1,403,813     5,790,454      1,725,897    145,312,803
  Net change in unrealized
    appreciation on translation
    of assets and liabilities in
    foreign currencies..........           --            --             --            --             --             --
                                  -----------   -----------     ----------    -----------   -----------   ------------
Net realized and unrealized
  gains (losses) on securities
  and foreign currencies........       (8,941)   (1,256,588)     1,446,936     6,537,982     46,480,860    257,962,564
                                  -----------   -----------     ----------    -----------   -----------   ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.....  $11,789,270   $11,099,025     $6,926,007    $28,285,215   $58,714,254   $282,926,635
                                  ===========   ===========     ==========    ===========   ===========   ============

                       See notes to financial statements.

      EQUITY       GROWTH &       EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD   INTERNATIONAL
       VALUE        INCOME        GROWTH         EQUITY        EQUITY         BOND         EQUITY
    -----------   -----------   -----------   ------------   -----------   ----------   -------------
    $   432,832   $   653,364   $   599,436   $  2,682,418   $   106,664   $3,056,638    $   588,982
      2,767,553     2,946,154     3,590,774      5,129,430        45,708          --       3,180,167
             --        (5,745)           --        (19,304)          (92)         --        (351,430)
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
      3,200,385     3,593,773     4,190,210      7,792,544       152,280   3,056,638       3,417,719
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
        882,508     1,679,535     2,405,212      4,986,640       182,991     182,367       1,434,770
         71,581        72,061        68,526        187,902        45,564      41,237         217,779
         19,786        21,735        22,947         26,690        18,268      19,204          25,946
          1,470         2,248         3,025          5,397           260         278           1,551
          5,448         5,973         5,915         11,923         3,446       3,241           5,218
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
        980,793     1,781,552     2,505,625      5,218,552       250,529     246,327       1,685,264
        (56,044)           --            --             --       (61,577)    (46,946)        (16,399)
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
        924,749     1,781,552     2,505,625      5,218,552       188,952     199,381       1,668,865
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
      2,275,636     1,812,221     1,684,585      2,573,992       (36,672)  2,857,257       1,748,854
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
     20,127,411    30,338,224    24,114,431     73,438,581    (1,923,753)    751,900       6,952,374
             --            --            --             --            --          --       1,289,424
      4,086,494    46,717,933    64,960,988     69,900,579     1,758,315     436,636       1,832,462
             --            --            --             --            --          --       1,293,392
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
     24,213,905    77,056,157    89,075,419    143,339,160      (165,438)  1,188,536      11,367,652
    -----------   -----------   -----------   ------------   -----------   ----------    -----------
    $26,489,541   $78,868,378   $90,760,004   $145,913,152   $  (202,110)  $4,045,793    $13,116,506
    ===========   ===========   ===========   ============   ===========   ==========    ===========

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                              INTERMEDIATE    GOVERNMENT/
                                                   MONEY           HIGH        GOVERNMENT      CORPORATE
                                                   MARKET      QUALITY BOND       BOND            BOND         BALANCED
                                                ------------   ------------   -------------   ------------   ------------
FROM OPERATIONS:
  Net investment income (loss)................  $ 11,798,211   $12,355,613    $  5,479,071    $21,747,233    $ 12,233,394
  Net realized gains (losses) on securities...        (8,941)   (2,349,712)         43,123        747,528      44,754,963
  Net realized gains on foreign currency
    transactions..............................            --            --              --             --              --
  Net change in unrealized appreciation
    (depreciation) on securities..............            --     1,093,124       1,403,813      5,790,454       1,725,897
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies........................            --            --              --             --              --
                                                ------------   ------------   ------------    ------------   ------------
  Net increase in net assets resulting from
    operations................................    11,789,270    11,099,025       6,926,007     28,285,215      58,714,254
                                                ------------   ------------   ------------    ------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested..............   902,776,832   102,876,345      68,807,286    123,824,256     170,812,434
  Value of capital withdrawn..................  (867,265,898)  (93,100,595)    (49,606,776)   (113,152,603)   (99,666,614)
                                                ------------   ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
  resulting from capital transactions.........    35,510,934     9,775,750      19,200,510     10,671,653      71,145,820
                                                ------------   ------------   ------------    ------------   ------------
Net increase in net assets....................    47,300,204    20,874,775      26,126,517     38,956,868     129,860,074
NET ASSETS:
  Beginning of period.........................   185,012,254   197,294,663     103,059,880    322,676,017     264,909,839
                                                ------------   ------------   ------------    ------------   ------------
  End of period...............................  $232,312,458   $218,169,438   $129,186,397    $361,632,885   $394,769,913
                                                ============   ============   ============    ============   ============

                       See notes to financial statements.

          EQUITY          EQUITY        GROWTH &        EQUITY        SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
          INCOME          VALUE          INCOME         GROWTH         EQUITY        EQUITY         BOND          EQUITY
      --------------   ------------   ------------   ------------   ------------   -----------   -----------   -------------
      $   24,964,071   $  2,275,636   $  1,812,221   $  1,684,585   $  2,573,992   $   (36,672)  $ 2,857,257   $  1,748,854
         112,649,761     20,127,411     30,338,224     24,114,431     73,438,581    (1,923,753)      751,900      6,952,374
                  --             --             --             --             --            --            --      1,289,424
         145,312,803      4,086,494     46,717,933     64,960,988     69,900,579     1,758,315       436,636      1,832,462
                  --             --             --             --             --            --            --      1,293,392
      --------------   ------------   ------------   ------------   ------------   -----------   -----------   ------------
         282,926,635     26,489,541     78,868,378     90,760,004    145,913,152      (202,110)    4,045,793     13,116,506
      --------------   ------------   ------------   ------------   ------------   -----------   -----------   ------------
         342,318,881    252,043,859    227,268,676    218,548,740    300,462,601    45,019,873    34,940,563    149,002,914
        (366,995,016)   (72,583,198)  (137,489,072)  (182,124,242)  (210,251,735)  (34,439,243)  (14,658,911)  (104,998,249)
      --------------   ------------   ------------   ------------   ------------   -----------   -----------   ------------
         (24,676,135)   179,460,661     89,779,604     36,424,498     90,210,866    10,580,630    20,281,652     44,004,665
      --------------   ------------   ------------   ------------   ------------   -----------   -----------   ------------
         258,250,500    205,950,202    168,647,982    127,184,502    236,124,018    10,378,520    24,327,445     57,121,171
         956,820,669     29,033,513    207,612,426    299,127,686    507,264,243    15,479,130    15,372,686    148,184,897
      --------------   ------------   ------------   ------------   ------------   -----------   -----------   ------------
      $1,215,071,169   $234,983,715   $376,260,408   $426,312,188   $743,388,261   $25,857,650   $39,700,131   $205,306,068
      ==============   ============   ============   ============   ============   ===========   ===========   ============

                        DIVERSIFIED INVESTORS PORTFOLIOS

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                              INTERMEDIATE    GOVERNMENT/
                                                  MONEY           HIGH         GOVERNMENT      CORPORATE
                                                 MARKET       QUALITY BOND        BOND           BOND          BALANCED
                                              -------------   -------------   ------------   -------------   ------------
FROM OPERATIONS:
  Net investment income (loss)..............  $   9,228,477   $  10,943,369   $  5,459,079   $  22,081,097   $  7,487,630
  Net realized gains (losses) on
    securities..............................         (8,786)        (34,374)      (586,993)       (913,114)    23,946,320
  Net realized gains on foreign currency
    transactions............................             --              --             --              --             --
  Net change in unrealized appreciation
    (depreciation) on securities............             --      (1,571,971)    (1,394,326)    (11,013,287)     3,998,704
  Net change in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies......................             --              --             --              --             --
                                              -------------   -------------   ------------   -------------   ------------
  Net increase in net assets resulting from
    operations..............................      9,219,691       9,337,024      3,477,760      10,154,696     35,432,654
                                              -------------   -------------   ------------   -------------   ------------
FROM CAPITAL TRANSACTIONS:
  Proceeds from capital invested............    574,726,828     132,353,083     50,100,883     107,972,231    106,232,881
  Value of capital withdrawn................   (540,572,513)   (116,921,547)   (36,510,377)   (131,990,320)   (43,788,651)
                                              -------------   -------------   ------------   -------------   ------------
Net increase (decrease) in net assets
  resulting from capital transactions.......     34,154,315      15,431,536     13,590,506     (24,018,089)    62,444,230
                                              -------------   -------------   ------------   -------------   ------------
Net increase (decrease) in net assets.......     43,374,006      24,768,560     17,068,266     (13,863,393)    97,876,884
NET ASSETS:
  Beginning of year.........................    141,638,248     172,526,103     85,991,614     336,539,410    167,032,955
                                              -------------   -------------   ------------   -------------   ------------
  End of year...............................  $ 185,012,254   $ 197,294,663   $103,059,880   $ 322,676,017   $264,909,839
                                              =============   =============   ============   =============   ============

---------------

* Commencement of operations, April 19, 1996

                       See notes to financial statements.

         EQUITY         EQUITY        GROWTH &        EQUITY         SPECIAL      AGGRESSIVE    HIGH YIELD    INTERNATIONAL
         INCOME         VALUE*         INCOME         GROWTH         EQUITY         EQUITY*        BOND          EQUITY
      -------------   -----------   ------------   ------------   -------------   -----------   -----------   -------------
      $  25,571,730   $   240,724   $  1,776,479   $   (432,797)  $     960,323   $   (70,782)  $   918,330   $  1,201,575
         39,593,303       910,307     16,329,122     64,682,669      55,282,281       594,156       (43,340)     2,640,559
                 --            --             --             --              --            --            --        478,445
         83,552,175     1,567,832     13,845,816    (25,830,434)     32,173,450       235,459       210,284     10,896,919
                 --            --             --             --              --            --            --        190,167
      -------------   -----------   ------------   ------------   -------------   -----------   -----------   ------------
        148,717,208     2,718,863     31,951,417     38,419,438      88,416,054       758,833     1,085,274     15,407,665
      -------------   -----------   ------------   ------------   -------------   -----------   -----------   ------------
        293,027,464    28,849,346    146,312,325    136,832,312     247,735,078    20,875,494     7,896,234     77,505,278
       (249,226,533)   (2,534,696)   (95,463,047)   (98,486,454)   (144,345,114)   (6,155,197)   (2,606,417)   (28,174,361)
      -------------   -----------   ------------   ------------   -------------   -----------   -----------   ------------
         43,800,931    26,314,650     50,849,278     38,345,858     103,389,964    14,720,297     5,289,817     49,330,917
      -------------   -----------   ------------   ------------   -------------   -----------   -----------   ------------
        192,518,139    29,033,513     82,800,695     76,765,296     191,806,018    15,479,130     6,375,091     64,738,582
        764,302,530            --    124,811,731    222,362,390     315,458,225            --     8,997,595     83,446,315
      -------------   -----------   ------------   ------------   -------------   -----------   -----------   ------------
      $ 956,820,669   $29,033,513   $207,612,426   $299,127,686   $ 507,264,243   $15,479,130   $15,372,686   $148,184,897
      =============   ===========   ============   ============   =============   ===========   ===========   ============

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
---------                                      ------------
             COMMERCIAL PAPER -- 75.13%
$1,000,000   American Express Credit Company,
               6.09%, 01/02/98...............  $    999,831
 4,200,000   American Express Credit Company,
               5.60%, 02/02/98...............     4,179,093
 1,700,000   Associates Corp. of N.A., 5.60%,
               01/13/98......................     1,696,826
 3,000,000   Associates Corp. of N.A., 5.71%,
               01/15/98......................     2,993,338
 6,300,000   Avco Financial Services, Inc.,
               5.63%, 02/17/98...............     6,253,693
 1,000,000   Avco Financial Services, Inc.,
               5.78%, 03/09/98...............       989,243
 3,500,000   Avco Financial Services, Inc. --
               Canada, 5.55%, 01/09/98.......     3,495,683
 2,000,000   Bank of Nova Scotia C.P., 5.52%,
               01/05/98......................     1,998,774
   600,000   Bell Atlantic Corp., 5.82%,
               01/12/98......................       598,933
 2,100,000   Bell Atlantic Corp., 5.76%,
               01/15/98......................     2,095,296
 1,900,000   Bellsouth Telecommunications,
               Inc., 6.10%, 01/13/98.........     1,896,137
 2,900,000   British Columbia -- Province,
               5.68%, 02/12/98...............     2,880,783
 2,000,000   CSX Corp., 6.04%, 01/07/98......     1,997,987
 4,400,000   Chevron Corp., 5.62%,
               01/06/98......................     4,396,566
 2,400,000   Conagra, Inc., 6.15%,
               01/02/98......................     2,399,590
 5,013,000   Enterprise Funding Corp., 5.79%,
               01/20/98......................     4,997,681
 1,800,000   Enterprise Funding Corp., 5.86%,
               01/23/98......................     1,793,554
 1,700,000   Export Development Corp., 5.53%,
               01/16/98......................     1,696,083
 6,300,000   Ford Motor Credit Corp., 5.52%,
               01/08/98......................     6,293,238
 3,000,000   FPL Fuels, Inc., 5.70%,
               01/30/98......................     2,986,225
 6,600,000   General Electric Capital Corp.,
               5.58%, 01/13/98...............     6,587,724
   700,000   General Electric Capital Corp.,
               5.55%, 01/22/98...............       697,734
 3,000,000   General Motors Acceptance Corp.,
               5.54%, 01/16/98...............     2,993,075
 7,300,000   General Motors Acceptance Corp.,
               5.55%, 01/20/98...............     7,278,618
 7,500,000   Goldman Sachs Group, L.P.,
               5.95%, 01/05/98...............     7,495,042
 4,600,000   Heller International Corp.,
               6.05%, 01/20/98...............     4,585,312
 3,700,000   Household International Corp.,
               5.55%, 01/12/98...............     3,693,726

PRINCIPAL                                         VALUE
---------                                      ------------
             COMMERCIAL PAPER (CONTINUED)
$2,000,000   Houston Industries Finance
               Company, 6.20%, 01/16/98......  $  1,994,833
 2,100,000   Ingersoll-Rand Company, 6.05%,
               01/05/98......................     2,098,588
 1,106,000   JHM Funding, Inc. 5.75%,
               01/30/98......................     1,100,877
   900,000   Lehman Brothers Holdings Inc.,
               5.90%, 01/08/98...............       898,968
 2,600,000   Lehman Brothers Holdings Inc.,
               6.05%, 01/12/98...............     2,595,194
 2,100,000   Lehman Brothers Holdings Inc.,
               6.20%, 01/30/98...............     2,089,512
 1,700,000   Mellon Bank Corp., 5.65%,
               02/20/98......................     1,686,660
 2,100,000   Merrill Lynch and Company, Inc.,
               5.81%, 01/16/98...............     2,094,916
 7,000,000   Metlife Funding, Inc., 5.68%,
               01/22/98......................     6,976,806
 2,100,000   National Rural Utilities, 5.53%,
               01/21/98......................     2,093,549
 5,000,000   National Rural Utilities, 5.54%,
               01/23/98......................     4,983,072
 4,600,000   National Rural Utilities, 5.67%,
               04/06/98......................     4,531,172
   500,000   Paccar Financial Group, 5.56%,
               01/12/98......................       499,150
 7,600,000   Prudential Funding Corp., 5.51%,
               01/06/98......................     7,594,184
 1,000,000   Prudential Funding Corp., 5.62%,
               01/06/98......................       999,219
   800,000   Prudential Funding Corp., 5.59%,
               01/07/98......................       799,254
 5,100,000   Sanwa Business Credit, 6.75%,
               01/13/98......................     5,088,525
 3,000,000   Sanwa Business Credit, 6.75%,
               01/13/98......................     2,993,250
 2,000,000   Sanwa Business Credit, 6.60%,
               01/02/98......................     1,999,633
 3,000,000   Sears, Roebuck Acceptance Corp.,
               5.54%, 01/14/98...............     2,993,999
 4,000,000   Sears, Roebuck Acceptance Corp.,
               5.63%, 01/15/98...............     3,991,243
 1,000,000   Sears, Roebuck and Company,
               5.81%, 01/09/98...............       998,709
 3,600,000   Sears, Roebuck and Company,
               5.88%, 01/30/98...............     3,582,948
 4,200,000   Sony Capital Corp., 5.73%,
               01/07/98......................     4,195,989
 2,000,000   Textron Financial Corp., 6.10%,
               01/02/98......................     1,999,661

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
---------                                      ------------
             COMMERCIAL PAPER (CONTINUED)
$3,000,000   Transamerica Corp., 5.85%,
               01/21/98......................  $  2,990,250
   350,000   Transamerica Corp., 5.70%,
               01/22/98......................       348,836
 5,000,000   Union Bancal Corp., 5.54%,
               01/23/98......................     4,983,072
 5,400,000   Union Bancal Corp., 5.75%,
               02/09/98......................     5,366,363
                                               ------------
             TOTAL COMMERCIAL PAPER
             (Cost $174,538,217).............   174,538,217
                                               ------------
             CERTIFICATES OF DEPOSIT -- 8.14%
 8,000,000   Bank of Nova Scotia, 5.74%,
               02/20/98......................     8,000,000
 7,000,000   National Westminster Bank,
               5.86%, 08/10/98...............     7,021,932
 3,900,000   Royal Bank of Canada, 5.79%,
               08/20/98......................     3,900,000
                                               ------------
             TOTAL CERTIFICATES OF DEPOSIT
             (Cost $18,921,932)..............    18,921,932
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 4.74%
             FEDERAL HOME LOAN BANK -- 2.58%
 6,000,000   5.81%, 08/20/98.................     6,000,000
                                               ------------
             FEDERAL HOME LOAN MORTGAGE
             CORP. -- 2.16%
 5,000,000   5.685%, 10/02/98................     5,005,794
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $11,005,794)...    11,005,794
                                               ------------
             SHORT-TERM CORPORATE NOTES -- 11.77%
 2,900,000   Banc One, Floating Rate, 5.85%,
               01/08/98+.....................     2,900,000
 5,435,000   Capital One Funding Corp.,
               Floating Rate, 5.85%,
               01/08/98+.....................     5,435,000

 5,000,000   Asset Backed Securities
               Investment Trust, Series
               1997-E, Class N, Floating
               Rate, 5.96%, 01/15/98++.......     5,000,000

PRINCIPAL                                         VALUE
---------                                      ------------
             SHORT-TERM CORPORATE NOTES (CONTINUED)
$8,000,000   Asset Backed Securities
               Investment Trust, Series
               1997-C, Class N, Floating
               Rate, 5.96%, 01/15/98++.......  $  8,000,000
 6,000,000   Asset Backed Securities
               Investment Trust, Series
               1997-I, Class I, Floating
               Rate, 5.96%, 01/15/98++.......     6,000,000
                                               ------------
             TOTAL SHORT-TERM CORPORATE NOTES
             (Cost $27,335,000)..............    27,335,000
                                               ------------
             TOTAL SECURITIES (Cost
             $231,800,943)...................   231,800,943
                                               ------------
             REPURCHASE AGREEMENT -- 0.01%
    19,808   With Investors Bank & Trust,
               dated 12/31/97, 5.90%,
               repurchase proceeds at
               maturity $19,815, 01/02/98
               (Collateralized by Government
               National Mortgage Association,
               7.375%, due 06/20/26, with a
               value of $21,232) (Cost
               $19,808)......................        19,808
                                               ------------
             Total Investments -- 99.79%
             (Cost $231,820,751).............   231,820,751
             Other assets less liabilities --
             0.21%...........................       491,707
                                               ------------
             NET ASSETS -- 100.00%...........  $232,312,458
                                               ============
The aggregate cost of investments for federal income tax
purposes at December 31, 1997, is $231,820,751.

---------------
 + This interest rate is subject to change weekly based on the greater of the 30 day or 90 day Federal composite rate. The rate shown was in effect as of December 31, 1997.
++ This interest rate is subject to change monthly based on the London Interbank
   Offered Rate ("LIBOR"). The rate shown was in effect at December 31, 1997.

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS AND NOTES -- 74.56%
              BANKS -- 10.23%
$ 3,500,000   Banque Nationale de Paris SA,
                9.875%, 05/25/98.............  $  3,549,879
  8,000,000   First Omni Bank, Series 96-A,
                6.65%, 09/15/03..............     8,150,000
  4,000,000   Norwest Corp., 6.75%,
                05/12/00.....................     4,055,408
  6,556,024   Union Acceptance Corp., 6.40%,
                10/10/02.....................     6,567,169
                                               ------------
              TOTAL BANKS....................    22,322,456
                                               ------------
              BROKERAGE -- 8.93%
  5,500,000   Bear Stearns & Company, 6.50%,
                06/15/00.....................     5,545,601
    725,000   Lehman Brothers, Inc., Medium-
                Term Note, 6.08%, 07/08/98...       725,100
  5,000,000   Lehman Brothers, Inc., 7.625%,
                08/01/98.....................     5,042,720
  5,000,000   Merrill Lynch & Company, 6.38%,
                07/18/00.....................     5,027,480
  2,885,000   Morgan Stanley Dean Witter,
                8.875%, 10/15/01.............     3,133,433
                                               ------------
              TOTAL BROKERAGE................    19,474,334
                                               ------------
              FINANCE -- 28.18%
  4,000,000   Associates Corp. of N.A.,
                5.99%, 12/15/00..............     3,976,864
  2,000,000   Associates Corp. of N.A.,
                6.15%, 01/13/03..............     1,986,082
  3,170,000   Associates Corp. of N.A.,
                6.01%, 02/07/03..............     3,127,766
  1,000,000   British Gas Finance, Inc.,
                8.75%, 09/15/98..............     1,005,072
  1,631,203   Chemical Financial Acceptance
                Corp., 9.25%, 05/15/98.......     1,665,083
  5,000,000   CIT Group Holdings, 6.125%,
                11/15/99.....................     5,001,500
  1,000,000   Ford Motor Credit Corp., 7.15%,
                01/26/00.....................     1,021,062
  4,000,000   Ford Motor Credit Corp., 7.06%,
                06/06/01.....................     4,108,368
  3,500,000   Ford Motor Credit Corp., 6.55%,
                09/10/02.....................     3,544,167
  3,000,000   General Motors Acceptance
                Corp., 5.63%, 02/25/00.......     2,973,000
  5,250,000   General Motors Acceptance
                Corp., 9.375%, 04/01/00......     5,605,656
    400,000   Government Export Trust, 4.61%,
                09/01/98.....................       397,426

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              FINANCE (CONTINUED)
$ 6,500,000   Household Finance Company,
                Medium-Term Note, 7.15%,
                06/15/00.....................  $  6,632,561
  5,000,000   International Lease Finance,
                7.05%, 05/01/01..............     5,130,130
  7,500,000   John Deere Capital, 6.30%,
                06/01/99.....................     7,540,290
  1,153,406   Navistar Finance, 6.55%,
                11/20/01.....................     1,156,912
  3,572,310   Textron Financial Corp., 6.05%,
                03/15/09.....................     3,571,167
  2,615,151   Travelers Mortgage, 12.00%,
                03/01/14.....................     3,023,776
                                               ------------
              TOTAL FINANCE..................    61,466,882
                                               ------------
              PRIVATE ASSET BACKED: BANKS -- 5.21%
  4,114,275   Banc One Auto Grantor Trust,
                6.27%, 11/20/03..............     4,124,026
  5,000,000   Banc One Auto Grantor Trust,
                6.29%, 07/20/04..............     5,009,375
    739,817   Western Finance Grantor Trust,
                4.60%, 04/01/99..............       736,606
  1,501,648   Western Finance Grantor Trust,
                5.875%, 03/01/02.............     1,498,329
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
                BANKS........................    11,368,336
                                               ------------
              PRIVATE ASSET BACKED: CONSTRUCTION -- 1.03%
  2,231,022   Case Equipment Loan Trust,
                Series 1994-C, Class A2,
                8.10%, 06/15/01..............     2,255,385
                                               ------------
              PRIVATE ASSET BACKED: CREDIT CARDS -- 6.24%
  5,000,000   Discover Card Master Trust I,
                Series 93-2A, 5.40%,
                11/16/01.....................     4,973,500
    423,333   First Chicago Master Trust,
                6.25%, 08/15/99..............       422,436
  1,150,000   MBNA Master Credit Card, 5.40%,
                09/15/00.....................     1,142,836
  1,000,000   Signet Credit Card Master
                Trust, 5.20%, 02/15/02.......       993,920
  6,000,000   Standard Credit Card Master
                Trust, Series 91-3, 8.875%,
                09/07/99.....................     6,089,400
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              CREDIT CARDS...................    13,622,092
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              PRIVATE ASSET BACKED: FINANCE -- 4.46%
$ 3,009,890   Chase Manhattan Grantor Trust,
                6.61%, 09/15/02..............  $  3,030,418
    235,655   General Motors Acceptance Corp.
                Grantor Trust, Series 95-A,
                Class A, 7.15%, 03/15/00.....       236,366
    895,755   Pemex Exp Grantor Trust, 7.66%,
                08/15/01.....................       919,869
  5,559,717   USAA Auto Loan Grantor Trust,
                6.07%, 05/15/04..............     5,543,482
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              FINANCE........................     9,730,135
                                               ------------
              PRIVATE ASSET BACKED: RECEIVABLES -- 7.75%
  5,000,000   Capital Equipment Receivable
                Trust, Series 96-1, 6.28%,
                06/15/00.....................     5,020,600
  2,307,569   Chevy Chase Auto Receivable
                Trust, 6.00%, 12/15/01.......     2,308,076
  2,590,272   Chevy Chase Auto Receivable
                Trust, 6.60%, 12/15/02.......     2,606,357
  3,821,662   First Sierra Receivables II,
                6.85%, 06/10/03..............     3,869,012
    916,638   IBM Credit Receivable Lease
                Asset Master Trust, Series
                93-1A, 4.55%, 11/15/00.......       914,209
    329,155   IBM Credit Receivable Lease
                Asset Master Trust, 6.55%,
                07/16/01.....................       330,218
  1,854,719   Toyota Auto Receivable Trust,
                Series 96-AA, 6.30%,
                07/20/01.....................     1,858,726
                                               ------------
              TOTAL PRIVATE ASSET BACKED:
              RECEIVABLES....................    16,907,198
                                               ------------
              REAL ESTATE -- 2.53%
    229,278   Daiwa Home Equity Loans,
                7.875%, 11/25/19.............       228,384
  2,745,280   GE Home Equity Loan, Series
                91-1A, 7.20%, 09/15/11.......     2,760,077
    901,751   Merrill Lynch Mortgage
                Investors, Inc., 10.10%,
                11/15/07.....................       937,635
    665,783   Merrill Lynch Mortgage
                Investors, Inc., 10.35%,
                05/15/09.....................       720,077

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REAL ESTATE (CONTINUED)
$   411,642   Merrill Lynch Mortgage
                Investors, Inc., 9.40%,
                09/15/09.....................  $    439,527
    434,281   Merrill Lynch Mortgage
                Investors, Inc., Series
                91-DA, 9.00%, 07/15/11.......       433,312
                                               ------------
              TOTAL REAL ESTATE..............     5,519,012
                                               ------------
              TOTAL CORPORATE BONDS AND NOTES
              (Cost $161,486,792)............   162,665,830
                                               ------------
              US TREASURY NOTES -- 10.11%
  5,000,000   6.25%, 05/31/99................     5,039,060
  5,000,000   5.625%, 10/31/99...............     4,996,875
 12,000,000   5.75%, 11/15/00................    12,022,500
                                               ------------
              TOTAL US TREASURY NOTES (Cost
              $21,987,530)...................    22,058,435
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 4.12%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 1.53%
  1,568,686   PL# 850082, 9.00%, 10/01/05....     1,622,678
    307,973   REMIC, Series MH-1, 10.15%,
                04/15/06.....................       313,603
    830,165   PL# D0677, 7.50%, 03/01/08.....       846,195
     45,460   PL# 273991, 6.50%, 03/01/13....        44,778
    498,410   PL# 306816, 7.00%, 01/01/18....       501,515
                                               ------------
              TOTAL FEDERAL HOME LOAN
              MORTGAGE CORP..................     3,328,769
                                               ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION --
                0.14%
    122,508   PL# 6346, 6.75%, 02/01/03......       122,304
    173,249   PL# 137455, 7.00%, 04/01/04....       173,508
                                               ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
              ASSOCIATION....................       295,812
                                               ------------
              OTHER AGENCIES -- 0.73%
    850,000   Midstate Trust II, Series A3,
                9.35%, 04/01/98..............       853,485
    747,110   Guaranteed Export Certificates,
                4.813%, 12/15/98.............       740,958
                                               ------------
              TOTAL OTHER AGENCIES...........     1,594,443
                                               ------------

                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              RESOLUTION TRUST CORP. -- 1.72%
$ 2,414,166   Resolution Trust Corp., 7.94%,
                08/25/21.....................  $  2,433,504
  1,309,531   Resolution Trust Corp., 6.74%,
                07/25/27.....................     1,327,694
                                               ------------
              TOTAL RESOLUTION TRUST CORP....     3,761,198
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost $9,051,848)...     8,980,222
                                               ------------
              FOREIGN GOVERNMENT OBLIGATIONS -- 2.30%
  5,000,000   Hydro Quebec, 6.36%, 01/15/02
                (Cost $5,072,345)............     5,019,345
                                               ------------
              TOTAL SECURITIES (Cost
              $197,598,515)..................   198,723,832
                                               ------------
              REPURCHASE AGREEMENT -- 8.01%
 17,476,823   With Investors Bank & Trust,
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $17,482,551,
                01/02/98 (Collateralized by
                Federal Home Loan Mortgage
                Corp. Adjustable Rate
                Mortgage obligations, 7.21%
                and 7.72%, due 09/01/23 and
                10/01/24, with a total value
                of $9,435,998 and $8,914,667,
                respectively) (Cost
                $17,476,823).................    17,476,823
                                               ------------
              Total Investments -- 99.10%
                (Cost $215,075,338)..........   216,200,655
                                               ------------
              Other assets less liabilities--
                0.90%........................     1,968,783
                                               ------------
              NET ASSETS -- 100.00%..........  $218,169,438
                                               ============

The aggregate cost of investments for federal income tax purposes at December 31, 1997, is $215,075,338.

The following amount is based on costs for federal income tax purposes:

    Gross unrealized appreciation.........  $  1,433,161
    Gross unrealized depreciation.........      (307,844)
                                            ------------
    Net unrealized appreciation...........  $  1,125,317
                                            ============

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
---------                                      ------------
             US TREASURY NOTES -- 30.40%
$9,000,000   5.25%, 07/31/98.................  $  8,985,933
 3,000,000   6.375%, 05/15/99(a).............     3,027,186
 5,000,000   6.00%, 08/15/99.................     5,025,000
 7,000,000   7.75%, 12/31/99.................     7,273,434
 2,500,000   8.875%, 05/15/00................     2,675,780
 7,000,000   6.25%, 10/31/01(a)..............     7,122,500
 5,000,000   6.625%, 03/31/02................     5,162,500
                                               ------------
             TOTAL US TREASURY NOTES
             (Cost $39,095,380)..............    39,272,333
                                               ------------
             US GOVERNMENT AGENCY SECURITIES -- 48.94%
             FEDERAL HOME LOAN BANK -- 7.92%
 5,000,000   6.34%, 03/19/01.................     4,990,340
 5,000,000   7.39%, 08/22/01.................     5,237,045
                                               ------------
             TOTAL FEDERAL HOME LOAN BANK....    10,227,385
                                               ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 8.64%
 3,000,000   REMIC, Series 1574, 6.50%,
               02/15/21......................     3,027,300
 5,300,000   REMIC, Series 1500, 7.00%,
               06/15/22......................     5,487,933
 1,132,888   REMIC, Series 31, 6.525%,
               08/25/23......................     1,134,893
 1,510,504   REMIC, Series 1710, 6.625%,
               02/15/24......................     1,516,536
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP............................    11,166,662
                                               ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.92%
 2,000,000   REMIC, Series 94-75, 7.00%,
               01/25/03......................     2,046,592
 3,000,000   6.44%, 06/21/05.................     3,070,677
 5,000,000   Series 96-M7, Class B, 6.86%,
               06/17/11......................     5,114,063
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................    10,231,332
                                               ------------
             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 17.02%
     6,804   PL# 209631, 7.50%, 04/15/02.....         7,005
    25,319   PL# 328000, 7.50%, 06/15/07.....        26,071
    11,443   PL# 328084, 7.50%, 07/15/07.....        11,782
    14,700   PL# 335542, 7.50%, 08/15/07.....        15,137
   218,165   PL# 335995, 7.50%, 08/15/07.....       224,642
    91,505   PL# 322072, 7.50%, 08/15/07.....        94,222
   396,800   PL# 323189, 7.50%, 08/15/07.....       408,580

PRINCIPAL                                         VALUE
---------                                      ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
             (CONTINUED)
$  252,425   PL# 328188, 7.50%, 08/15/07.....  $    259,919
   447,862   PL# 328192, 7.50%, 08/15/07.....       461,157
   108,443   PL# 328200, 7.50%, 08/15/07.....       111,663
   452,617   PL# 329060, 7.50%, 08/15/07.....       466,054
   405,458   PL# 332267, 7.50%, 08/15/07.....       417,495
    75,418   PL# 333320, 7.50%, 09/15/07.....        77,657
   389,125   PL# 333709, 7.50%, 09/15/07.....       400,677
   398,298   PL# 332704, 7.50%, 09/15/07.....       410,122
   388,474   PL# 297619, 7.50%, 09/15/07.....       400,007
   179,312   PL# 369749, 6.50%, 09/15/08.....       180,096
   275,966   PL# 345975, 6.50%, 10/15/08.....       277,174
   734,229   PL# 374726, 6.50%, 10/15/08.....       737,442
   289,455   PL# 345973, 6.50%, 11/15/08.....       290,721
   136,859   PL# 363874, 6.50%, 11/15/08.....       137,458
   513,816   PL# 370448, 6.50%, 11/15/08.....       516,064
   634,132   PL# 371094, 6.50%, 11/15/08.....       636,907
   329,433   PL# 366531, 6.50%, 11/15/08.....       330,874
10,000,000   REMIC, Series 97-2, 7.00%,
               06/20/19......................    10,104,120
 4,984,274   PL# 2483, 7.00%, 09/20/27.......     4,990,504
                                               ------------
             TOTAL GOVERNMENT NATIONAL
             MORTGAGE ASSOCIATION............    21,993,550
                                               ------------
             HOUSING AND URBAN DEVELOPMENT -- 3.92%
 5,000,000   6.23%, 08/01/02.................     5,057,825
                                               ------------
             STUDENT LOAN MARKETING ASSOCIATION -- 1.55%
 2,000,000   6.52%, 09/26/00.................     2,003,644
                                               ------------
             TENNESSEE VALLEY AUTHORITY -- 1.97%
 2,500,000   6.38%, 06/15/05.................     2,550,985
                                               ------------
             TOTAL US GOVERNMENT AGENCY
             SECURITIES (Cost $62,331,544)...    63,231,383
                                               ------------
             SHORT TERM US GOVERNMENT AGENCY
             SECURITIES -- 19.59%
             US TREASURY BILL -- 4.41%
 5,700,000   1.95%, 01/08/98.................     5,697,839
                                               ------------
             FEDERAL HOME LOAN MORTGAGE CORP. -- 10.00%
 2,850,000   5.73%, 01/06/98.................     2,847,732
 1,300,000   5.70%, 01/09/98.................     1,298,353
 7,000,000   5.73%, 01/14/98.................     6,985,516
 1,800,000   5.72%, 01/30/98.................     1,791,706
                                               ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE
             CORP............................    12,923,307
                                               ------------

                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                         VALUE
---------                                      ------------
             SHORT TERM US GOVERNMENT AGENCY SECURITIES
             (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.18%
$  700,000   5.62%, 01/07/98.................  $    699,344
 2,500,000   5.68%, 01/07/98.................     2,497,633
 3,300,000   5.45%, 01/16/98.................     3,292,506
   200,000   5.47%, 02/05/98.................       198,936
                                               ------------
             TOTAL FEDERAL NATIONAL MORTGAGE
             ASSOCIATION.....................     6,688,419
                                               ------------
             TOTAL SHORT TERM US GOVERNMENT
             AGENCY SECURITIES (Cost
             $25,309,565)....................    25,309,565
                                               ------------

  SHARES
----------
             REGULATED INVESTMENT COMPANY -- 3.10%
 4,000,000   Merrimac Cash Fund -- Premium
               Class (Cost $4,000,000)(b)....     4,000,000
                                               ------------
PRINCIPAL
----------
             TIME DEPOSITS -- 1.13%
$1,227,879   American Express Centurion,
               5.90%, 01/21/98(b)............     1,227,879
   233,371   Bank of Boston, N.A., 6.85%,
               03/31/98(b)...................       233,371
                                               ------------
             TOTAL TIME DEPOSITS (Cost
               $1,461,250)...................     1,461,250
                                               ------------
             TOTAL SECURITIES (Cost
               $132,197,739).................   133,274,531
                                               ------------
             REPURCHASE AGREEMENTS -- 3.94%
 5,000,000   With Goldman Sachs & Company
               dated 12/31/97, 6.85%,
               repurchase proceeds at
               maturity $5,001,903
               (Collateralized by General
               Electric Corp., 6.50%, due
               07/24/08, with a value of
               $105,227 and Windsor
               Petroleum, 7.84%, due
               01/15/21, with a value of
               $4,962,727) (Cost
               $5,000,000)(b)................     5,000,000

PRINCIPAL                                         VALUE
---------                                      ------------
             REPURCHASE AGREEMENTS (CONTINUED)
$   87,230   With Investors Bank & Trust
               dated 12/31/97, 5.90%,
               repurchase proceeds at
               maturity $87,259
               (Collateralized by Federal
               National Mortgage Association,
               6.527%, due 07/01/27, with a
               value of $91,592) (Cost
               $87,230)......................  $     87,230
                                               ------------
             TOTAL REPURCHASE AGREEMENTS
               (Cost $5,087,230).............     5,087,230
                                               ------------
             Total Investments -- 107.10%
               (Cost $137,284,969)...........   138,361,761
             Other assets less liabilities --
               (7.10)%.......................    (9,175,364)
                                               ------------
             NET ASSETS -- 100.00%...........  $129,186,397
                                               ============
The aggregate cost of securities for federal income tax
purposes at December 31, 1997, is $137,284,969.
The following amount is based on costs for federal income
tax purposes:
    Gross unrealized appreciation..........    $1,146,975
    Gross unrealized depreciation..........       (70,183)
                                             ------------
    Net unrealized appreciation............    $1,076,792
                                             ============

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT SECURITIES -- 6.94%
              US TREASURY BOND -- 0.57%
$ 2,000,000   6.125%, 11/15/27...............  $  2,055,000
                                               ------------
              US TREASURY NOTES -- 6.37%
  3,000,000   5.625%, 11/30/00 (a)...........     2,994,375
 10,000,000   6.625%, 03/31/02...............    10,325,000
 10,000,000   3.375%, 01/15/07...............     9,740,620
                                               ------------
              TOTAL US TREASURY NOTES........    23,059,995
                                               ------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $25,275,200).............    25,114,995
                                               ------------
              US GOVERNMENT AGENCY SECURITIES -- 9.48%
              FEDERAL HOME LOAN BANK -- 1.45%
  5,000,000   6.64%, 12/13/16................     5,231,602
                                               ------------
              FEDERAL HOME LOAN MORTGAGE CORP. -- 4.45%
  3,006,120   Series 1377, 6.63%, 09/15/07...     3,028,756
  5,000,000   Series 1666, Class E, 6.00%,
                12/15/19.....................     4,968,490
  3,398,665   Series 31, 6.53%, 08/25/23.....     3,404,680
  4,686,626   Series 1710, 6.63%, 02/15/24...     4,705,339
                                               ------------
              TOTAL FEDERAL HOME LOAN
              MORTGAGE CORP..................    16,107,265
                                               ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION --0.13%
    358,358   REMIC Series 1993-219, Class A,
                08/25/23 (c).................       355,625
    111,587   PL#250510, 7.00%, 12/01/25.....       112,354
                                               ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
              ASSOCIATION....................       467,979
                                               ------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 1.24%
    876,327   PL#413611, 7.00%, 01/15/26.....       882,900
    960,037   PL#292340, 7.00%, 02/15/26.....       967,237
    802,975   PL#373637, 7.00%, 03/15/26.....       808,997
    878,474   PL#373622, 7.00%, 03/15/26.....       885,063
    925,301   PL#428420, 7.00%, 04/15/26.....       932,241
                                               ------------
              TOTAL GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION...........     4,476,438
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              US GOVERNMENT AGENCY SECURITIES (CONTINUED)
              STUDENT LOAN MARKETING ASSOCIATION -- 2.21%
$ 3,000,000   6.52%, 09/26/00................  $  3,005,466
  5,000,000   Series 1996-2 A2, 5.965%,
                07/25/09.....................     4,989,200
                                               ------------
              TOTAL STUDENT LOAN MARKETING
              ASSOCIATION....................     7,994,666
                                               ------------
              TOTAL US GOVERNMENT AGENCY
              SECURITIES (Cost
              $33,267,577)...................    34,277,950
                                               ------------
              CORPORATE BONDS & NOTES -- 73.69%
              AEROSPACE -- 3.16%
  5,000,000   Boeing Company, 8.625%,
                11/15/31.....................     6,336,855
  5,000,000   Lockheed Martin Corp., 6.85%,
                05/15/01.....................     5,079,725
                                               ------------
              TOTAL AEROSPACE................    11,416,580
                                               ------------
              AUTOMOTIVE PRODUCTS -- 4.82%
  4,000,000   BF Goodrich Company, 8.65%,
                04/15/25.....................     4,812,096
  5,000,000   Ford Holdings, 9.375%,
                03/01/20.....................     6,407,410
  5,000,000   General Motors Corp., 8.80%,
                03/01/21.....................     6,198,080
                                               ------------
              TOTAL AUTOMOTIVE PRODUCTS......    17,417,586
                                               ------------
              BANKS -- 12.28%
  4,000,000   Bank of New York Company,
                6.50%, 12/01/03..............     4,025,584
  5,000,000   BankAmerica Corp., 6.625%,
                05/30/01.....................     5,068,650
 10,000,000   Bankers Trust Company of New
                York, 6.75%, 10/03/01........    10,112,400
  5,000,000   Chase Manhattan Corp., 8.00%,
                05/01/05.....................     5,025,970
  5,000,000   Midland Bank PLC, Floating
                Rate, 6.125%, 06/29/49.......     4,179,000
  5,000,000   Republic New York Corp., 7.00%,
                03/22/11.....................     5,201,860
  5,000,000   Societe Generale, 7.85%,
                04/29/49.....................     5,255,126
  5,000,000   Swiss Bank Corp., 7.75%,
                09/01/26.....................     5,552,935
                                               ------------
              TOTAL BANKS....................    44,421,525
                                               ------------

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              CONSUMER GOODS AND SERVICES -- 3.33%
$ 5,200,000   Proctor & Gamble Company,
                9.36%, 01/01/21..............  $  6,678,615
  5,000,000   RJR Nabisco, 8.75%, 04/15/04...     5,372,215
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    12,050,830
                                               ------------
              FINANCE -- 23.60%
 10,000,000   Associates Corp., 6.45%,
                09/15/00.....................    10,084,579
  5,000,000   BT Institutional Capital
                Trust -- B, 7.75%,
                12/01/26.....................     5,098,510
  5,000,000   Capital Equipment Receivables
                Trust 96-1 Class B, 6.57%,
                03/15/01.....................     5,028,350
  5,000,000   Cez Finance BV, 7.125%,
                07/15/07.....................     4,811,531
  5,000,000   Chase Capital III Series C,
                Floating Rate, 6.363%,
                03/01/27.....................     4,813,140
  7,040,000   Discover Card Master Trust I,
                Series 1994-2 Class A,
                Floating Rate, 6.03%,
                10/16/04.....................     7,100,403
  6,000,000   Dow Capital BV, 9.20%,
                06/01/10.....................     7,227,810
  5,000,000   General Electric Capital Corp.,
                8.50%, 07/24/08..............     5,809,125
  5,000,000   General Motors Acceptance
                Corp., Putable Asset Trust,
                6.375%, 09/30/98.............     5,013,575
  5,000,000   General Motors Acceptance
                Corp., 8.40%, 10/15/99.......     5,194,850
  4,917,800   Structured Asset Securities
                Corp., Series 1996-CFL, Class
                A-1C, 5.944%, 02/25/28.......     4,875,851
 10,000,000   World Financial Network Credit
                Card Master Trust, Series
                96-A, Class A, 6.70%,
                05/15/06.....................    10,204,800
 10,000,000   Xerox Credit Corp., 6.78%,
                05/21/01.....................    10,081,570
                                               ------------
              TOTAL FINANCE..................    85,344,094
                                               ------------
              FOOD AND BEVERAGE -- 1.81%
  5,000,000   Seagrams (Joseph) & Sons Inc.,
                9.65%, 08/15/18..............     6,559,245
                                               ------------
              INDUSTRIAL -- 2.78%
  5,000,000   Celulosa Arauco Y Constitucion,
                6.75%, 12/15/03..............     4,949,305
  5,000,000   ICI Wilmington Inc., 6.75%,
                09/15/02.....................     5,089,558
                                               ------------
              TOTAL INDUSTRIAL...............    10,038,863
                                               ------------

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              CORPORATE BONDS & NOTES (CONTINUED)
              INSURANCE -- 2.94%
$ 5,000,000   Aetna Services Inc., 7.625%,
                08/15/26.....................  $  5,278,710
  5,000,000   Prudential Insurance Company,
                8.10%, 07/15/15..............     5,350,640
                                               ------------
              TOTAL INSURANCE................    10,629,350
                                               ------------
              LEISURE AND RECREATION -- 2.09%
  7,000,000   Marriott International, Inc.,
                7.875%, 04/15/05.............     7,548,023
                                               ------------
              OIL AND GAS -- 3.27%
  5,000,000   Occidental Petroleum Corp.,
                10.125%, 09/15/09............     6,448,250
  4,000,000   Texaco Capital Inc., 9.75%,
                03/15/20.....................     5,378,136
                                               ------------
              TOTAL OIL AND GAS..............    11,826,386
                                               ------------
              PAPER AND FOREST PRODUCTS -- 2.41%
  8,000,000   Westvaco Corp., 10.125%,
                06/01/19.....................     8,699,592
                                               ------------
              PHARMACEUTICALS -- 0.28%
  1,000,000   Eli Lilly, 6.77%, 01/01/36.....     1,016,735
                                               ------------
              TELECOMMUNICATIONS -- 1.45%
  5,000,000   GTE South Inc., 7.50%,
                03/15/26.....................     5,249,045
                                               ------------
              TOBACCO -- 1.36%
  5,000,000   Universal Corp., 6.50%,
                02/15/06.....................     4,918,640
                                               ------------
              UTILITIES -- 8.11%
 10,000,000   Commonwealth Edison Company,
                8.125%, 01/15/07.............    10,195,490
  5,000,000   Commonwealth Edison Company,
                8.50%, 07/15/22..............     5,418,160
  5,000,000   Korea Electric Power Corp.,
                7.00%, 02/01/27..............     3,594,110
  5,000,000   Long Island Lighting Company,
                9.625%, 07/01/24.............     5,145,315
  5,000,000   Philadelphia Electric Company,
                5.375%, 08/15/98.............     4,982,604
                                               ------------
              TOTAL UTILITIES................    29,335,679
                                               ------------
              TOTAL CORPORATE BONDS & NOTES
                (Cost $256,534,290)..........   266,472,173
                                               ------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.33%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 0.05%
    200,000   5.59%, 01/09/98................       199,752
                                               ------------

                       See notes to financial statements.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION -- 0.28%
$   500,000   5.62%, 01/07/98................  $    499,532
    100,000   5.59%, 01/08/98................        99,891
    400,000   5.75%, 01/27/98................       398,339
                                               ------------
              TOTAL FEDERAL NATIONAL MORTGAGE
              ASSOCIATION....................       997,762
                                               ------------
              TOTAL SHORT TERM US GOVERNMENT
              AGENCY SECURITIES (Cost
              $1,197,514)....................     1,197,514
                                               ------------
              COMMERCIAL PAPER -- 7.57%
    300,000   American Express Company,
                5.60%, 02/02/98..............       298,507
    400,000   Associates Corp., 5.71%,
                01/15/98.....................       399,111
  4,400,000   Bell Atlantic Financial
                Services, 6.00%, 01/21/98....     4,385,333
    300,000   Bellsouth Telecom Inc., 6.10%,
                01/13/98.....................       299,390
  1,400,000   CIT Group Holdings, 5.81%,
                01/16/98.....................     1,396,611
  2,000,000   Enterprise Funding Corp.,
                5.86%, 01/23/98..............     1,992,838
  6,300,000   General Electric Capital Corp.,
                5.58%, 01/13/98..............     6,288,282
  2,652,000   Houston Industries Finance,
                6.20%, 01/16/98..............     2,645,149
  3,000,000   Lehman Brothers Holdings Inc.,
                6.00%, 01/16/98..............     2,992,500
  1,100,000   Sears Roebuck & Company, 5.81%,
                01/09/98.....................     1,098,580
  2,300,000   Sears Roebuck & Company, 6.14%,
                01/09/98.....................     2,296,862
    700,000   Sears Roebuck & Company, 5.56%,
                01/12/98.....................       698,811
  2,600,000   Transamerica Corp., 5.70%,
                01/22/98.....................     2,591,355
                                               ------------
              TOTAL COMMERCIAL PAPER (Cost
              $27,383,329)...................    27,383,329
                                               ------------
              SHORT TERM CORPORATE NOTE -- 0.52%
  1,865,000   Capital One Funding Corp.,
                5.85%, 04/01/11 (Cost
                $1,865,000)..................     1,865,000
                                               ------------

  SHARES
  ------
              REGULATED INVESTMENT COMPANIES -- 0.38%
$ 1,388,365   Merrimac Cash Fund -- Premium
                Class (Cost $1,388,365)
                (b)..........................  $  1,388,365
                                               ------------
              TIME DEPOSITS -- 0.17%
$   237,095   American Express Centurion
                Bank, 5.90%, 01/21/98 (b)....       237,095
    347,121   BankBoston, N.A., 6.85%,
                03/31/98 (b).................       347,121
     47,419   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98 (b).................        47,419
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $631,635)......................       631,635
                                               ------------
              TOTAL SECURITIES (Cost
              $347,542,910)..................   358,330,961
                                               ------------
              REPURCHASE AGREEMENT -- 0.03%
     97,709   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $97,741, 01/02/98
                (Collateralized by Federal
                National Mortgage
                Association, 8.50%, due
                10/01/09 with a value of
                $102,992) (Cost $97,709).....        97,709
                                               ------------
              Total Investments -- 99.11%
              (Cost $347,640,619)............   358,428,670
              Other assets less
                liabilities -- 0.89%.........     3,204,215
                                               ------------
              NET ASSETS -- 100.00%..........  $361,632,885
                                               ============

The aggregate cost of securities for federal
income tax purposes at December 31, 1997, is
$347,640,619.
The following amount is based on costs for
federal income tax purposes:
    Gross
 unrealized
 appreciation... $                    12,851,517
    Gross
 unrealized
 depreciation...                      (2,063,466)
              -------------------------------
    Net
 unrealized
 appreciation... $                    10,788,051
              ===============================

---------------

[S]                                          [C]
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK -- 54.39%
              AEROSPACE -- 3.69%
    114,100   Boeing Company................  $   5,583,769
     42,000   Goodrich BF Company...........      1,740,375
     63,050   Northrop Grumman Corp.........      7,250,750
                                              -------------
              TOTAL AEROSPACE...............     14,574,894
                                              -------------
              AUTOMOBILES -- 2.17%
    141,250   General Motors Corp...........      8,563,281
                                              -------------
              BANKS -- 5.83%
     42,000   Banc One Corp.................      2,281,125
     60,050   Citicorp......................      7,592,572
    120,200   NationsBank Corp..............      7,309,662
     17,200   Wells Fargo & Company.........      5,838,325
                                              -------------
              TOTAL BANKS...................     23,021,684
                                              -------------
              CHEMICALS -- 4.52%
     54,000   Akzo N.V. (ADR)...............      4,691,279
    130,000   Du Pont (E.I.) De Nemours.....      7,808,125
    120,385   Rhone Poulenc SA (ADR)........      5,342,084
                                              -------------
              TOTAL CHEMICALS...............     17,841,488
                                              -------------
              COMPUTER SOFTWARE AND SERVICES -- 0.59%
     80,300   First Data Corp...............      2,348,775
                                              -------------
              COMPUTERS AND OFFICE EQUIPMENT -- 1.92%
     60,050   International Business
                Machines Corp...............      6,278,978
     65,500   LSI Logic, Inc.(c)............      1,293,625
                                              -------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT.....................      7,572,603
                                              -------------
              DEFENSE -- 1.88%
      9,008   Raytheon Company, Class A.....        444,183
    138,100   Raytheon Company, Class B.....      6,974,050
                                              -------------
              TOTAL DEFENSE.................      7,418,233
                                              -------------
              FINANCE -- 1.37%
     51,000   Loews Corp....................      5,412,375
                                              -------------
              FOOD AND BEVERAGE -- 1.92%
    148,700   Archer Daniels Midland
                Company.....................      3,224,931
    115,250   Diageo PLC (ADR)(a)...........      4,365,094
                                              -------------
              TOTAL FOOD AND BEVERAGE.......      7,590,025
                                              -------------

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              LEISURE AND
                RECREATION -- 1.02%
    205,700   Host Marriott Corp.(a)(c).....  $   4,036,863
                                              -------------
              MACHINERY -- 1.29%
     84,050   Case Corp. ...................      5,079,772
                                              -------------
              MANUFACTURING -- 5.61%
    135,525   Hasbro, Inc. (a)..............      4,269,038
    187,544   Peninsular & Oriental-SP
                (ADR)(a)....................      4,286,224
    129,250   Philips Electronics N.V.
                (ADR).......................      7,819,625
     96,050   Reynolds Metals Company(a)....      5,763,000
                                              -------------
              TOTAL MANUFACTURING...........     22,137,887
                                              -------------
              MEDIA -- 3.08%
    154,500   Dun & Bradstreet Corp. .......      4,779,844
    372,100   News Corp., Ltd. (ADR)(a)(c)..      7,395,487
                                              -------------
              TOTAL MEDIA...................     12,175,331
                                              -------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.96%
     96,050   American Home Products
                Corp. ......................      7,347,825
      6,700   Baxter International,
                Inc.(c).....................        337,931
    120,400   Tenet Healthcare Corp.(c).....      3,988,250
                                              -------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES......................     11,674,006
                                              -------------
              OIL AND GAS -- 4.12%
     64,200   Ashland, Inc. ................      3,446,737
     63,300   Elf Aquitaine (ADR)(a)........      3,710,962
    133,500   Union Pacific Resources Group,
                Inc.........................      3,237,375
    151,400   Unocal Corp. .................      5,876,213
                                              -------------
              TOTAL OIL AND GAS.............     16,271,287
                                              -------------
              PAPER AND FOREST PRODUCTS -- 0.32%
     41,300   Boise Cascade Corp. ..........      1,249,325
                                              -------------
              PHARMACEUTICALS -- 1.92%
    158,700   Hoechst AG (ADR)(c)...........      5,564,419
     61,000   IMC Global, Inc. .............      1,997,750
                                              -------------
              TOTAL PHARMACEUTICALS.........      7,562,169
                                              -------------
              RETAIL -- 1.17%
    107,450   Federated Department Stores,
                Inc.(c).....................      4,627,066
                                              -------------

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                      -------------
              COMMON STOCK (CONTINUED)
              RETAIL (CONTINUED)

  SHARES                                          VALUE
  ------                                      -------------
              TELECOMMUNICATIONS -- 2.87%
     95,200   Motorola, Inc. ...............  $   5,432,350
    204,250   US West Media Group(a)(c).....      5,897,719
                                              -------------
              TOTAL TELECOMMUNICATIONS......     11,330,069
                                              -------------
              TOBACCO -- 2.35%
    204,300   Phillip Morris Companies,
                Inc. .......................      9,257,344
                                              -------------
              TRANSPORTATION -- 3.79%
     26,350   AMR Corp.(c)..................      3,385,975
     60,050   Burlington Northern Santa
                Fe..........................      5,580,897
    220,200   Canadian Pacific(a)...........      6,000,450
                                              -------------
              TOTAL TRANSPORTATION..........     14,967,322
                                              -------------
              TOTAL COMMON STOCK (Cost
              $200,271,113).................    214,711,799
                                              -------------
              REGULATED INVESTMENT COMPANY -- 4.43%
 17,500,000   Merrimac Cash Fund -- Premium
                Class (Cost
                $17,500,000)(b).............     17,500,000
                                              -------------

 PRINCIPAL
-----------
              US GOVERNMENT SECURITIES -- 43.24%
              US TREASURY BOND -- 7.09%
$ 6,850,000   7.25%, 05/15/16...............      7,798,293
 18,050,000   7.875%, 11/15/04..............     20,176,507
                                              -------------
              TOTAL US TREASURY BOND........     27,974,800
                                              -------------
              US TREASURY NOTE -- 36.15%
 19,285,000   8.50%, 02/15/00(a)............     20,357,728
 31,480,000   7.50%, 05/15/02(a)............     33,614,722
 30,625,000   5.75%, 08/15/03(a)............     30,653,696
 17,150,000   6.50%, 05/15/05...............     17,878,875
 37,235,000   7.00%, 07/15/06(a)............     40,202,145
                                              -------------
              TOTAL US TREASURY NOTE........    142,707,166
                                              -------------
              TOTAL US GOVERNMENT SECURITIES
              (Cost $165,077,927)...........    170,681,966
                                              -------------
              TIME DEPOSITS -- 9.08%
 12,423,047   American Express Centurian
                Bank, 5.90%, 01/21/98(b)....     12,423,047
 21,245,797   BankBoston, N.A., 6.85%,
                03/31/98(b).................     21,245,797
  2,184,609   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b).................      2,184,609
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $35,853,453)..................     35,853,453
                                              -------------

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              SHORT TERM CORPORATE NOTES -- 13.18%
$15,000,000   Bear Stearns and Company,
                Inc., 6.88%, 07/06/98(b)....     15,000,000
  7,013,229   First Union National Bank of
                North Carolina, 6.14%,
                05/02/98(b).................      7,013,229
 13,000,000   JP Morgan Securities Inc.,
                6.875%, 04/23/98(b).........  $  13,000,000
 10,000,000   Morgan Stanley Dean Witter,
                6.85%, 07/07/98(b)..........     10,000,000
  7,000,000   Republic New York Securities
                Corp., 6.90%, 04/13/98(b)...      7,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $52,013,229)......     52,013,229
                                              -------------
              TOTAL SECURITIES (Cost
              $470,715,722).................    490,760,447
                                              -------------
              REPURCHASE AGREEMENTS --12.29%
  5,450,534   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $5,452,320,
                01/02/98 (Collateralized by
                Government National Mortgage
                Association Adjustable Rate
                Mortgage obligation, 7.00%,
                due 08/20/23, with a value
                of $5,723,404)(b)...........      5,450,534
 20,000,000   With Goldman Sachs & Company
                dated 12/31/97, 6.85%,
                repurchase proceeds at
                maturity $20,003,806,
                01/02/98, (Collateralized by
                Bat Capital Corp., 6.875%,
                due 04/15/03, with a value
                of $750,366, BT Capital
                Trust, 7.90%, due 01/15/27,
                with a value of $2,774,664,
                Cigna Corp. 7.65%, due
                03/01/23, with a value of
                $341,872, Ensco
                International Inc., 7.20%,
                due 11/15/27, with a value
                of $185,073, GTE South Inc,
                7.25%, due 08/01/02, with a
                value of $2,170,365,
                Nationsbank Capital Trust
                III, 6.30%, due 09/15/27,
                with a value of $106,332,
                WMC Finance 6.50%, due
                11/15/03, with a value of
                $14,743,572)(b).............     20,000,000

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                        VALUE
 ---------                                    -------------
              REPURCHASE AGREEMENTS (CONTINUED)
$23,073,750   With Morgan Stanley Dean
                Witter dated 12/31/97,
                6.85%, repurchase proceeds
                at maturity $23,082,531,
                01/02/98, (Collateralized by
                Dean Witter Discovery & Co.,
                6.25%, due 03/01/00, with a
                value of $9,593,182,
                Citizens Utilities Company,
                7.00%, due 11/01/25 with a
                value of $2,784,464, and
                Bellsouth Capital Funding
                Corp., 7.12%, due 07/15/46,
                with a value of
                $12,697,476)(b).............  $  23,073,750
                                              -------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $48,524,284)............     48,524,284
                                              -------------
              Total Investments -- 136.61%
              (Cost $519,240,006)...........    539,284,731
              Other assets less
              liabilities -- (36.61)%.......   (144,514,818)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 394,769,913
                                              =============
The aggregate cost of securities for federal
income tax purposes at December 31, 1997, is
$519,355,406.
The following amount is based on costs for
federal income tax purposes:
    Gross
 unrealized
 appreciation... $                   24,217,004
    Gross
 unrealized
 depreciation...                     (4,287,679)
              ------------------------------
    Net
 unrealized
 appreciation... $                   19,929,325
              ==============================

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan
(c) Non-income producing security
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK -- 91.63%
              AEROSPACE -- 3.11%
    120,000   Northrop Grumman Corp. ......  $   13,800,000
    220,000   Textron, Inc. ...............      13,750,010
    140,000   United Technologies .........      10,193,750
                                             --------------
              TOTAL AEROSPACE..............      37,743,760
                                             --------------
              AUTOMOBILES -- 1.60%
    200,000   Ford Motor Company ..........       9,737,500
    160,000   General Motors Corp. ........       9,700,000
                                             --------------
              TOTAL AUTOMOBILES............      19,437,500
                                             --------------
              BANKS -- 11.52%
    220,000   Bank of New York.............      12,718,750
    220,000   BankAmerica Corp. ...........      16,060,000
    160,000   BankBoston Corp. ............      15,030,000
     90,000   Bankers Trust New York
                Corp. .....................      10,119,375
    110,000   Chase Manhattan Corp. .......      12,045,000
    270,000   First Union Corp. ...........      13,837,500
     70,000   Fleet Financial Group,
                Inc.(c)....................       5,245,625
    310,000   H. F. Ahmanson & Company.....      20,750,625
    160,000   Mellon Bank Corp. ...........       9,700,000
    180,000   NationsBank Corp. ...........      10,946,250
     40,000   Wells Fargo & Company........      13,577,500
                                             --------------
              TOTAL BANKS..................     140,030,625
                                             --------------
              CHEMICALS -- 3.35%
    300,000   Du Pont (E.I.) de
                Nemours(a).................      18,018,750
    260,000   Monsanto Company.............      10,920,000
    250,000   Olin Corp.(a)................      11,718,750
                                             --------------
              TOTAL CHEMICALS..............      40,657,500
                                             --------------
              COMPUTERS AND OFFICE EQUIPMENT -- 5.00%
    250,000   General Signal(a)............      10,546,875
    300,000   Harris Corp., Inc.(a)........      13,762,500
    200,000   Pitney Bowes, Inc. ..........      17,987,500
    250,000   Xerox Corp. .................      18,453,125
                                             --------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT....................      60,750,000
                                             --------------
              CONSUMER GOODS AND SERVICES -- 7.87%
    210,000   Avon Products, Inc. .........      12,888,750
    160,000   Colgate-Palmolive Company....      11,760,000
    300,000   Dana Corp. ..................      14,250,000
    100,000   Eastman Kodak Company........       6,081,250
    190,000   Fortune Brands, Inc. ........       7,041,875
    520,000   General Electric Company.....      38,155,000
    110,000   Kimberly-Clark Corp.(c)......       5,424,375
                                             --------------
              TOTAL CONSUMER GOODS AND
              SERVICES.....................      95,601,250
                                             --------------

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              ELECTRONICS -- 4.40%
    330,000   AMP, Inc. ...................  $   13,860,000
    150,000   Eaton Corp. .................      13,387,500
    280,000   Emerson Electric.............      15,802,500
    220,000   Thomas & Betts Corp. ........      10,395,000
                                             --------------
              TOTAL ELECTRONICS............      53,445,000
                                             --------------
              FINANCE -- 2.59%
    250,000   Federal National Mortgage
                Association................      14,265,625
    270,000   Washington Mutual, Inc. .....      17,229,375
                                             --------------
              TOTAL FINANCE................      31,495,000
                                             --------------
              FOOD AND BEVERAGE -- 0.61%
     60,000   General Mills, Inc.(c).......       4,297,500
     60,000   Quaker Oats Company..........       3,165,000
                                             --------------
              TOTAL FOOD AND BEVERAGE......       7,462,500
                                             --------------
              INDUSTRIAL -- 1.33%
    140,000   Carpenter Technology.........       6,728,750
    220,000   Harsco Corp. ................       9,487,500
                                             --------------
              TOTAL INDUSTRIAL.............      16,216,250
                                             --------------
              INSURANCE -- 3.65%
     90,000   CIGNA Corp. .................      15,575,625
    200,000   Lincoln National Corp. ......      15,625,000
    160,000   St. Paul Companies...........      13,130,000
                                             --------------
              TOTAL INSURANCE..............      44,330,625
                                             --------------
              MACHINERY -- 0.89%
    220,000   Cooper Industries, Inc. .....      10,780,000
                                             --------------
              MANUFACTURING -- 0.68%
    100,000   Minnesota Mining &
                Manufacturing..............       8,206,250
                                             --------------
              MEDICAL AND OTHER HEALTH SERVICES -- 0.91%
    220,000   Baxter International,
                Inc.(a)....................      11,096,250
                                             --------------
              METALS AND MINING -- 1.72%
    170,000   Freeport McMoran Copper &
                Gold -- Class A............       2,603,125
    110,000   Reynolds Metals Company......       6,600,000
    340,000   Timken Company...............      11,687,500
                                             --------------
              TOTAL METALS AND MINING......      20,890,625
                                             --------------
              OIL AND GAS -- 11.88%
    100,000   Amoco Corp. .................       8,512,500
    100,000   Atlantic Richfield Company...       8,012,500
    111,106   British Petroleum PLC(a)
                (ADR)......................       8,853,759
    110,000   Chevron Corp. ...............       8,470,000

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
    200,000   Consolidated Natural Gas.....  $   12,100,000
    350,000   Dresser Industries, Inc. ....      14,678,125
    200,000   El Paso Natural Gas Company..      13,300,000
    190,000   Exxon Corp. .................      11,625,625
     40,000   MCN Energy Group, Inc. ......       1,615,000
    120,000   Mobil Corp. .................       8,662,500
    180,000   Questar Corp. ...............       8,032,500
    210,000   Royal Dutch Petroleum........      11,379,375
    170,000   Texaco, Inc.  ...............       9,243,750
    700,000   Williams Companies,
                Inc.(a)....................      19,862,500
                                             --------------
              TOTAL OIL AND GAS............     144,348,134
                                             --------------
              PAPER AND FOREST PRODUCTS -- 1.97%
     60,000   Georgia-Pacific Group(a).....       3,645,000
     60,000   Georgia-Pacific Timber
                Group(c)...................       1,361,250
    130,000   International Paper
                Company(a).................       5,606,250
    130,000   Union Camp Corp. ............       6,979,375
    130,000   Weyerhaeuser Company.........       6,378,125
                                             --------------
              TOTAL PAPER AND FOREST
              PRODUCTS.....................      23,970,000
                                             --------------
              PHARMACEUTICALS -- 7.52%
    190,000   American Home Products
                Corp. .....................      14,535,000
    140,000   Bristol-Myers Squibb
                Company....................      13,247,500
    200,000   Eli Lilly & Company..........      13,925,000
    100,000   Merck & Company, Inc. .......      10,625,000
    160,000   Schering-Plough Corp. .......       9,940,000
    300,000   SmithKline Beecham PLC
                (ADR)......................      15,431,250
    110,000   Warner-Lambert Company.......      13,640,000
                                             --------------
              TOTAL PHARMACEUTICALS........      91,343,750
                                             --------------
              PUBLISHING -- 1.34%
    220,000   McGraw-Hill Companies,
                Inc. ......................      16,280,000
                                             --------------
              REAL ESTATE INVESTMENT TRUSTS -- 3.41%
    110,000   Bay Apartment Communities....       4,290,000
    160,000   Crescent Real Estate Equity
                Company....................       6,300,000
    100,000   Developers Diversified Realty
                Corp. .....................       3,825,000
    100,000   Equity Office Properties.....       3,156,250
     80,000   Equity Residential
                Properties.................       4,045,000
    115,000   FelCor Suite Hotels, Inc. ...       4,082,500
    200,000   Health Care Property
                Investment, Inc. ..........       7,562,500

  SHARES                                         VALUE
  ------                                     --------------
              COMMON STOCK (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
    125,000   Irvine Apartment
                Communities................  $    3,976,562
    142,000   Public Storage, Inc.(a)......       4,171,250
                                             --------------
              TOTAL REAL ESTATE INVESTMENT
              TRUSTS.......................      41,409,062
                                             --------------
              RETAIL -- 1.06%
     70,000   J.C. Penney Company, Inc.
                 ..........................       4,221,875
    190,000   Sears Roebuck................       8,597,500
                                             --------------
              TOTAL RETAIL.................      12,819,375
                                             --------------
              TELECOMMUNICATIONS -- 10.37%
    200,000   Ameritech Corp.(a)...........      16,100,000
    250,000   AT & T Corp..................      15,312,500
    250,000   Bell Atlantic Corp. .........      22,750,000
    240,000   Bellsouth Corp.  ............      13,515,000
    310,000   Frontier Corp................       7,459,375
    220,000   GTE Corp. ...................      11,495,000
    250,000   SBC Communications, Inc.  ...      18,312,500
    220,000   Sprint Corp. ................      12,897,500
    180,000   US West, Inc.  ..............       8,122,500
                                             --------------
              TOTAL TELECOMMUNICATIONS.....     125,964,375
                                             --------------
              TOBACCO -- 1.34%
    160,000   Gallaher Group PLC(ADR)......       3,420,000
    285,000   Philip Morris Companies,
                Inc. ......................      12,914,063
                                             --------------
              TOTAL TOBACCO................      16,334,063
                                             --------------
              TRANSPORTATION -- 1.32%
    320,000   Norfolk Southern Corp. ......       9,860,000
    100,000   Union Pacific Corp. .........       6,243,750
                                             --------------
              TOTAL TRANSPORTATION.........      16,103,750
                                             --------------
              UTILITIES: ELECTRIC -- 2.19%
    190,000   American Electric Power,
                Inc.(a)....................       9,808,750
    160,000   Carolina Power & Light.......       6,790,000
    170,000   FPL Group, Inc. .............      10,061,875
                                             --------------
              TOTAL UTILITIES: ELECTRIC....      26,660,625
                                             --------------
              TOTAL COMMON STOCK
              (Cost $738,064,249)..........   1,113,376,269
                                             --------------
              PREFERRED STOCK -- 0.56%
     95,000   Aetna Inc., 6.25%,
                (Cost $8,159,640)(a).......       6,792,500
                                             --------------
              REGULATED INVESTMENT COMPANY -- 0.99%
 12,055,500   Merrimac Cash Fund -- Premium
                Class
                (Cost $12,055,500)(b)......      12,055,500
                                             --------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              COMMERCIAL PAPER -- 7.51%
$ 1,200,000   American Express Company,
                5.60%, 02/02/98............  $    1,194,027
  1,400,000   Associates Corp. of North
                America, 5.52%, 01/12/98...       1,397,639
  1,000,000   Avco Financial Services,
                5.78%, 03/09/98............         989,242
  2,800,000   Barclays PLC, 5.57%,
                01/09/98...................       2,796,534
  2,000,000   Bell Atlantic Corp., 5.76%,
                01/15/98...................       1,995,520
  6,700,000   Bell Atlantic Financial
                Services, 6.00%,
                01/21/98...................       6,677,667
  5,700,000   British Columbia, Province,
                5.68%, 02/12/98............       5,662,228
  3,800,000   Conagra, Inc, 6.15%,
                01/02/98...................       3,799,351
  2,250,000   General Electric Capital
                Company, 5.53%, 01/22/98...       2,242,743
  1,415,000   General Motors Acceptance
                Corp., 5.63%, 01/07/98.....       1,413,672
    400,000   General Motors Acceptance
                Corp., 5.55%, 01/20/98.....         398,829
  2,500,000   Houston Industries Finance,
                6.20%, 01/16/98............       2,493,542
  2,886,000   John Hancock Mutual Life
                Insurance, 5.63%,
                01/14/98...................       2,880,133
  2,300,000   Lehman Brothers Holdings,
                6.05%, 01/12/98............       2,295,748
  7,000,000   Lehman Brothers Holdings,
                6.00%, 01/16/98............       6,982,500
  1,300,000   Lehman Brothers Holdings,
                6.20%, 01/30/98............       1,293,507
  2,500,000   Mellon Bank Corp., 5.65%,
                02/20/98...................       2,480,382
  3,700,000   Merrill Lynch and Company,
                Inc., 5.63%, 01/16/98......       3,691,320
  2,900,000   National Rural Utilities,
                5.76%, 01/21/98............       2,890,720
  1,700,000   National Rural Utilities,
                5.55%, 02/05/98............       1,690,827
  4,000,000   Paccar Financial, 5.56%,
                01/12/98...................       3,993,205
  1,400,000   Prudential Funding Corp.,
                5.62%, 01/06/98............       1,398,907
  6,700,000   Prudential Funding Corp.,
                5.59%, 01/07/98............       6,693,758
  3,000,000   Sears Roebuck & Company,
                6.14%, 01/09/98............       2,995,907
    900,000   Sears Roebuck & Company,
                5.56%, 01/12/98............         898,471

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              COMMERCIAL PAPER (CONTINUED)
$ 9,300,000   Texaco, Inc., 6.07%,
                01/08/98...................  $    9,289,023
 10,000,000   Union Bancal Corp., 5.78%,
                01/12/98...................       9,982,339
    700,000   Xerox Corp., 5.73%,
                01/09/98...................         699,109
                                             --------------
              TOTAL COMMERCIAL PAPER
              (Cost $91,216,850)...........      91,216,850
                                             --------------
              TIME DEPOSITS -- 3.35%
 13,698,875   American Express Centurion
                Bank, 5.90%, 01/21/98(b)...      13,698,875
 23,828,381   BankBoston, N.A., 6.85%,
                03/31/98(b)................      23,828,381
  3,157,944   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b)................       3,157,944
                                             --------------
              TOTAL TIME DEPOSITS
              (Cost $40,685,200)...........      40,685,200
                                             --------------
              SHORT TERM CORPORATE NOTES -- 0.99%
 10,000,000   Bear Stearns and Company
                Inc., 6.88%, 07/06/98(b)...      10,000,000
  2,000,000   JP Morgan Securities, Inc,
                6.875%, 04/23/98(b)........       2,000,000
                                             --------------
              TOTAL SHORT TERM CORPORATE
              NOTES (Cost $12,000,000).....      12,000,000
                                             --------------
              SHORT TERM US GOVERNMENT AGENCY
              SECURITIES -- 0.15%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 0.04%
    400,000   Federal Home Loan Mortgage
                Corp., 5.65%, 01/08/98.....         399,560
    100,000   Federal Home Loan Mortgage
                Corp., 5.59%, 01/09/98.....          99,876
                                             --------------
              TOTAL FEDERAL HOME LOAN
              MORTGAGE CORP................         499,436
                                             --------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION --0.11%
  1,400,000   Federal National Mortgage
                Association, 5.75%,
                01/27/98...................       1,394,186
                                             --------------
              TOTAL SHORT TERM US
              GOVERNMENT AGENCY SECURITIES
              (Cost $1,893,622)............       1,893,622
                                             --------------
              TOTAL SECURITIES
              (Cost $904,075,061)..........   1,278,019,941
                                             --------------

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1997

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              SHORT TERM US GOVERNMENT AGENCY SECURITIES
                (CONTINUED)
              FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (CONTINUED)

 PRINCIPAL                                       VALUE
 ---------                                   --------------
              REPURCHASE AGREEMENT -- 0.00%
$    32,140   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $32,151, 01/02/98
                (Collateralized by Federal
                Home Loan Mortgage Corp.,
                Series 1625, Class FL,
                Floating Rate, 5.30%, due
                12/15/08, with a value of
                $33,747)
                (Cost $32,140).............  $       32,140
                                             --------------
              Total Investments -- 105.18%
              (Cost $904,107,201)..........   1,278,052,081
                                             --------------
              Other assets less
              liabilities -- (5.18)%.......     (62,980,912)
                                             --------------
              NET ASSETS -- 100.00%........  $1,215,071,169
                                             ==============
The aggregate cost of securities for
federal income tax purposes at December 31,
1997, is $905,958,654.
The following amount is based on costs for
federal income tax purposes:
    Gross
 unrealized
 appreciation... $                 379,724,460
    Gross
 unrealized
 depreciation...                    (7,631,033)
              -----------------------------
    Net
 unrealized
 appreciation... $                 372,093,427
              =============================

---------------
(a) All or part of this security is on loan
(b) Collateral for securities on loan
(c) Non-income producing security
(ADR) -- American Depository Receipts

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

 SHARES                                          VALUE
 ------                                       ------------
            COMMON STOCK -- 95.79%
            AEROSPACE -- 4.34%
  70,600    Boeing Company..................  $  3,454,987
  45,300    Lockheed Martin Corp.(a)........     4,462,050
  43,600    Rockwell International Corp.....     2,278,100
                                              ------------
            TOTAL AEROSPACE.................    10,195,137
                                              ------------
            AUTOMOBILES -- 1.96%
 130,600    Chrysler Corp...................     4,595,488
                                              ------------
            BANKS -- 2.61%
  29,400    Chase Manhattan Corp............     3,219,300
  48,100    NationsBank Corp.(c)............     2,925,081
                                              ------------
            TOTAL BANKS.....................     6,144,381
                                              ------------
            CHEMICALS -- 5.68%
  48,200    Du Pont (E.I.) de Nemours.......     2,895,012
  26,400    Hercules, Inc...................     1,321,650
  72,100    PPG Industries, Inc.............     4,118,712
 111,200    Praxair, Inc....................     5,004,000
                                              ------------
            TOTAL CHEMICALS.................    13,339,374
                                              ------------
            COMPUTERS AND OFFICE EQUIPMENT -- 8.26%
  57,200    Hewlett-Packard Company.........     3,575,000
  70,800    International Business
              Machines......................     7,403,025
  93,200    Seagate Technology, Inc.(c).....     1,794,100
  66,600    Sun Microsystems, Inc.(c).......     2,655,675
  53,800    Xerox Corp......................     3,971,113
                                              ------------
            TOTAL COMPUTERS AND OFFICE
            EQUIPMENT.......................    19,398,913
                                              ------------
            CONSTRUCTION -- 1.52%
  17,600    Lowe's Companies, Inc...........       839,300
  53,500    Masco Corp......................     2,721,813
                                              ------------
            TOTAL CONSTRUCTION..............     3,561,113
                                              ------------
            CONSUMER GOODS AND SERVICES -- 1.46%
  69,400    Kimberly-Clark Corp.............     3,422,287
                                              ------------
            DEFENSE -- 1.07%
     700    Raytheon Company -- Class A(c)..        34,563
  49,800    Raytheon Company -- Class B(a)..     2,514,900
                                              ------------
            TOTAL DEFENSE...................     2,549,463
                                              ------------
            ELECTRONICS -- 2.46%
  48,400    AMP, Inc........................     2,032,800
  66,200    Emerson Electric................     3,736,163
                                              ------------
            TOTAL ELECTRONICS...............     5,768,963
                                              ------------
            FINANCE -- 0.97%
  42,100    American General Corp...........     2,276,031
                                              ------------
            FOOD AND BEVERAGE -- 3.76%
 101,600    Anheuser Busch Companies, Inc...     4,470,400
 201,044    Archer Daniels Midland..........     4,360,142
                                              ------------
            TOTAL FOOD AND BEVERAGE.........     8,830,542
                                              ------------

 SHARES                                          VALUE
 ------                                       ------------
            COMMON STOCK (CONTINUED)
            INSURANCE -- 11.21%
  62,100    Aetna, Inc......................  $  4,381,931
  42,900    Allstate Corp...................     3,898,537
  61,200    Chubb Corp......................     4,628,250
  28,600    CIGNA Corp......................     4,949,588
  23,100    General Re Corp.................     4,897,200
  25,000    Loews Corp......................     2,653,125
  17,800    UNUM Corp.......................       967,875
                                              ------------
            TOTAL INSURANCE.................    26,376,506
                                              ------------
            MEDIA -- 1.45%
  82,000    Viacom, Inc. Class B(c).........     3,397,875
                                              ------------
            MEDICAL AND OTHER HEALTH SERVICES -- 2.20%
  37,800    Baxter International, Inc.......     1,906,538
  52,000    Columbia/HCA Healthcare Corp....     1,540,500
  83,300    Humana, Inc.(c).................     1,728,475
                                              ------------
            TOTAL MEDICAL AND OTHER HEATH
            SERVICES........................     5,175,513
                                              ------------
            MACHINERY -- 1.80%
  45,100    Crown Cork & Seal, Inc..........     2,260,637
  33,800    Deere & Company.................     1,970,963
                                              ------------
            TOTAL MACHINERY.................     4,231,600
                                              ------------
            METALS AND MINING -- 2.19%
  35,600    Aluminum Company of America.....     2,505,350
  89,700    Newmont Mining..................     2,634,937
                                              ------------
            TOTAL METALS AND MINING.........     5,140,287
                                              ------------
            OIL AND GAS -- 11.83%
  51,300    Amerada Hess Corp.(a)...........     2,815,088
  24,500    Amoco Corp......................     2,085,562
  24,300    Atlantic Richfield Company......     1,947,037
   7,600    Baker Hughes, Inc...............       331,550
  41,000    Burlington Resources, Inc.......     1,837,313
  21,900    Dresser Industries, Inc.........       918,431
  89,000    Enron Corp......................     3,699,063
 140,200    Occidental Petroleum............     4,109,613
  43,900    Tenneco, Inc....................     1,734,050
  29,500    Texaco, Inc.....................     1,604,062
  90,200    Union Pacific Resources
              Group(a)......................     2,187,350
 116,900    Unocal Corp.....................     4,537,181
                                              ------------
            TOTAL OIL AND GAS...............    27,806,300
                                              ------------
            PAPER AND FOREST PRODUCTS --
              3.28%
  48,900    Champion International..........     2,215,781
  97,500    Fort James Corp.................     3,729,375
  17,800    International Paper Company.....       767,625
  20,200    Weyerhauser Company(c)..........       991,063
                                              ------------
            TOTAL PAPER AND FOREST
              PRODUCTS......................     7,703,844
                                              ------------

                       See notes to financial statements.

                             EQUITY VALUE PORTFOLIO

                               DECEMBER 31, 1997

 SHARES                                          VALUE
 ------                                       ------------
            COMMON STOCK (CONTINUED)
            PHARMACEUTICALS -- 2.72%
  26,000    Abbott Laboratories.............  $  1,704,625
  61,200    American Home Products Corp.....     4,681,800
                                              ------------
            TOTAL PHARMACEUTICALS...........     6,386,425
                                              ------------
            PUBLISHING -- 0.44%
  16,700    Gannett Company, Inc............     1,032,269
                                              ------------
            RESTAURANTS -- 1.45%
  71,200    McDonald's Corporation..........     3,399,800
                                              ------------
            RETAIL -- 7.05%
  56,700    American Stores Company.........     1,165,894
  70,800    Dillards, Inc. Class A..........     2,495,700
 127,200    F.W. Woolworth Company(c).......     2,591,700
  68,700    Federated Department
              Stores(c).....................     2,958,394
  39,700    May Department Stores...........     2,091,694
 116,200    Sears Roebuck...................     5,258,050
                                              ------------
            TOTAL RETAIL....................    16,561,432
                                              ------------
            SEMICONDUCTORS -- 0.87%
  78,900    National Semiconductor
              Corp.(c)......................     2,046,469
                                              ------------
            TELECOMMUNICATIONS -- 4.48%
  25,785    Bell Atlantic Corp..............     2,346,435
  91,000    GTE Corp........................     4,754,750
  17,300    SBC Communications, Inc.........     1,267,225
  54,147    Tele-Communications, Inc. Series
              A (c).........................     1,512,732
  22,300    US West Media Group(a)(c).......       643,911
                                              ------------
            TOTAL TELECOMMUNICATIONS........    10,525,053
                                              ------------
            TIRE AND RUBBER -- 0.99%
  36,500    Goodyear Tire & Rubber Company..     2,322,313
                                              ------------
            TRANSPORTATION -- 6.32%
 137,100    Allied Signal, Inc..............     5,338,331
  34,000    Burlington Northern Santa Fe....     3,159,875
  88,800    CSX Corp........................     4,795,200
  25,000    Union Pacific Corp..............     1,560,937
                                              ------------
            TOTAL TRANSPORTATION............    14,854,343
                                              ------------
            UTILITIES: ELECTRIC -- 3.42%
  15,800    Consolidated Edison of N.Y......       647,800
  66,300    Pacificorp......................     1,810,819
  52,900    Southern Company................     1,368,788
 101,300    Texas Utilities Company.........     4,210,281
                                              ------------
            TOTAL UTILITIES: ELECTRIC.......     8,037,688
                                              ------------
            TOTAL COMMON STOCK
            (Cost $219,425,083).............   225,079,409
                                              ------------

 SHARES                                          VALUE
 ------                                       ------------
            REGULATED INVESTMENT COMPANY -- 2.68%
6,300,000   Merrimac Cash Fund -- Premium
              Class (Cost $6,300,000)(b)....  $  6,300,000
                                              ------------

PRINCIPAL
---------
            TIME DEPOSITS -- 0.52%
$884,284    American Express Centurion Bank,
              5.90%, 1/21/98(b).............       884,284
 185,352    BankBoston, N.A., 6.85%,
              3/31/98(b)....................       185,352
 164,264    First Union National Bank of
              North Carolina, 6.125%,
              1/2/98(b).....................       164,264
                                              ------------
            TOTAL TIME DEPOSITS
            (Cost $1,233,900)...............     1,233,900
                                              ------------
            TOTAL SECURITIES
            (Cost $226,958,983).............   232,613,309
                                              ------------
            REPURCHASE AGREEMENT -- 3.94%
9,250,647   With Investors Bank & Trust
              dated 12/31/97, 5.90%,
              repurchase proceeds at
              maturity $9,253,679, 01/02/98
              (Collateralized by various
              Government National Mortgage
              Association obligations,
              7.00% -- 7.50%, due 12/20/10
              to 02/20/26, with a total
              value of $9,713,349) (Cost
              $9,250,647)...................     9,250,647
                                              ------------
            Total Investments -- 102.93%
            (Cost $236,209,630).............   241,863,956
            Other assets less
            liabilities -- (2.93)%..........    (6,880,241)
                                              ------------
            NET ASSETS -- 100.00%...........  $234,983,715
                                              ============

The aggregate cost of securities for federal
income tax purposes at December 31, 1997, is
$237,026,930.
The following amount is based on costs for
federal income tax purposes:
    Gross
    unrealized
    appreciation... $                     12,846,032
    Gross
    unrealized
    depreciation...                       (8,009,006)
            --------------------------------
    Net
    unrealized
  appreciation $                      4,837,026
            --------------------------------

---------------
(a) All or part of the security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 99.33%
              ADVERTISING -- 0.91%
     68,900   Interpublic Group, Inc. .......  $  3,432,081
                                               ------------
              AEROSPACE -- 1.36%
     82,100   Textron, Inc. .................     5,131,250
                                               ------------
              APPAREL -- 3.51%
    141,200   CVS Corp. .....................     9,045,625
     38,900   Jones Apparel Group, Inc.(c)...     1,672,700
     59,700   Liz Claiborne..................     2,496,206
                                               ------------
              TOTAL APPAREL..................    13,214,531
                                               ------------
              BANKS -- 7.35%
     16,700   Associates First Capital
                Corp.(c).....................     1,187,787
    123,900   BankAmerica Corp. .............     9,044,700
     44,700   Comerica, Inc. ................     4,034,175
     15,900   Fifth Third Bancorp............     1,299,825
     68,200   First Chicago NBD(a)(c)........     5,694,700
    208,400   MBNA Corp. ....................     5,691,925
      1,200   Southtrust Corp.(c) ...........        76,125
      9,000   Suntrust Banks, Inc. ..........       642,375
                                               ------------
              TOTAL BANKS....................    27,671,612
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 9.89%
     72,300   BMC Software, Inc.(c)..........     4,744,688
    115,900   Computer Associates
                International, Inc.(a).......     6,128,212
     82,300   Compuware Corp.(c).............     2,633,600
    116,400   HBO & Company..................     5,587,200
     72,400   Microsoft Corp.(c).............     9,357,700
     60,100   Parametric Technology
                Corp.(c).....................     2,847,237
    150,200   Peoplesoft(a)(c)...............     5,857,800
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    37,156,437
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 4.12%
     74,800   Compaq Computer................     4,221,525
     69,500   CompUSA, Inc.(c)...............     2,154,500
     39,100   Dell Computer Corp.(c).........     3,284,400
    139,700   EMC Corp.(c)...................     3,833,019
     22,300   Pitney Bowes, Inc.(c)..........     2,005,606
                                               ------------
              TOTAL COMPUTER AND OFFICE
              EQUIPMENT......................    15,499,050
                                               ------------
              CONSUMER GOODS AND SERVICES -- 9.11%
    115,900   Cendant Corp.(c)...............     3,984,063
     62,600   Clorox Company.................     4,949,313
     59,700   Colgate-Palmolive Company......     4,387,950

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              CONSUMER GOODS AND SERVICES (CONTINUED)
    174,300   General Electric Company.......  $ 12,789,263
    102,400   Proctor & Gamble Company(a)....     8,172,800
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    34,283,389
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.96%
     91,600   USA Waste Services,
                Inc.(a)(c)...................     3,595,300
                                               ------------
              FINANCE -- 4.33%
     99,600   American Express Company.......     8,889,300
     38,000   Franklin Resources, Inc. ......     3,303,625
     69,100   Morgan Stanley Dean Witter.....     4,085,538
                                               ------------
              TOTAL FINANCE..................    16,278,463
                                               ------------
              FOOD AND BEVERAGE -- 4.40%
     52,200   Campbell Soup Company..........     3,034,125
    138,800   Coca-Cola Enterprises,
                Inc.(a)......................     4,936,075
     80,800   Conagra, Inc. .................     2,651,250
     42,200   Safeway, Inc.(c)...............     2,669,150
     57,800   Sara Lee Corp. ................     3,254,863
                                               ------------
              TOTAL FOOD AND BEVERAGE........    16,545,463
                                               ------------
              INSURANCE -- 6.71%
     52,000   American International
                Group(a).....................     5,655,000
     97,700   Conseco, Inc. .................     4,439,244
    162,997   Travelers, Inc. ...............     8,781,463
     99,700   Washington Mutual, Inc. .......     6,362,106
                                               ------------
              TOTAL INSURANCE................    25,237,813
                                               ------------
              LEISURE AND RECREATION -- 2.49%
     74,200   Carnival Corp. Class A.........     4,108,825
     76,100   Marriott International,
                Inc. ........................     5,269,925
                                               ------------
              TOTAL LEISURE AND RECREATION...     9,378,750
                                               ------------
              MACHINERY -- 0.91%
     84,700   Ingersoll-Rand Company.........     3,430,350
                                               ------------
              MANUFACTURING -- 3.16%
     70,400   Masco Corp. ...................     3,581,600
    184,100   Tyco International LTD.........     8,296,006
                                               ------------
              TOTAL MANUFACTURING............    11,877,606
              MEDIA -- 3.77%
    169,900   CBS Corp. .....................     5,001,431
    148,300   Gannett Company, Inc. .........     9,166,794
                                               ------------
              TOTAL MEDIA....................    14,168,225
                                               ------------

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH SERVICES -- 2.56%
     43,000   Cardinal Health, Inc. .........  $  3,230,375
    165,600   Healthsouth Corp.(a)(c)........     4,595,400
     46,900   Quintiles Transnational
                Corp.(c).....................     1,793,925
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................     9,619,700
              OIL AND GAS -- 6.05%
     91,500   Exxon Corp. ...................     5,598,656
    135,500   Halliburton Company............     7,037,531
     44,200   Mobil Corp. ...................     3,190,688
     86,200   Schlumberger Ltd. .............     6,939,100
                                               ------------
              TOTAL OIL AND GAS..............    22,765,975
                                               ------------
              PHARMACEUTICALS -- 11.03%
     91,300   Bristol-Myers Squibb Company...     8,639,263
     59,500   Eli Lilly & Company............     4,142,688
     55,300   Merck & Company, Inc. .........     5,875,625
    119,600   Pfizer, Inc. ..................     8,917,675
     94,000   Schering-Plough Corp. .........     5,839,750
     65,300   Warner Lambert Company.........     8,097,200
                                               ------------
              TOTAL PHARMACEUTICALS..........    41,512,201
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 0.45%
     29,500   Starwood Lodging Trust(a)......     1,707,313
                                               ------------
              RETAIL -- 9.28%
     82,900   Consolidated Stores Corp.(c)...     3,642,419
    130,100   Costco Companies, Inc.(c)......     5,805,712
     67,900   Dayton-Hudson Corp. ...........     4,583,250
     36,900   Estee Lauder Companies Class
                A............................     1,898,044
     49,400   Home Depot, Inc. ..............     2,908,425
    115,300   TJX Companies, Inc. ...........     3,963,437
    203,300   Wal-Mart Stores, Inc. .........     8,017,644
    131,200   Walgreen Company...............     4,116,400
                                               ------------
              TOTAL RETAIL...................    34,935,331
                                               ------------
              TELECOMMUNICATIONS -- 6.23%
     52,300   Ericsson L M Telephone
                (ADR)(c).....................     1,951,444
     50,100   Lucent Technologies............     4,001,737
     50,600   SBC Communications, Inc.(c)....     3,706,450
    124,700   Sprint Corp. ..................     7,310,537
    106,500   Tele-Communications TCI
                Ventures Group(c)............     3,015,280
     65,700   Tellabs, Inc.(a)(c)............     3,473,888
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    23,459,336
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS -- 0.75%
     62,900   Texas Instruments..............  $  2,830,500
                                               ------------
              TOTAL COMMON STOCK (Cost
              $304,976,073)..................   373,730,676
              REGULATED INVESTMENT COMPANIES -- 0.50%
  1,900,000   Merrimac Cash Fund -- Premium
                Class (Cost $1,900,000)(b)...     1,900,000
                                               ------------

 PRINCIPAL
-----------
              COMMERCIAL PAPER -- 2.13%
$ 8,000,000   Republic New York Securities
                Corp., 6.90%, 04/13/98 (Cost
                $8,000,000)(b)...............     8,000,000
                                               ------------
              TIME DEPOSITS -- 5.21%
  3,465,233   American Express Centurion
                Bank, 5.90%, 01/21/98(b).....     3,465,233
    693,047   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b)..................       693,047
 15,464,720   BankBoston, N.A., 6.85%,
                03/31/98(b)..................    15,464,720
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $19,623,000)...................    19,623,000
                                               ------------
              TOTAL SECURITIES (Cost
              $334,499,073)..................   403,253,676
                                               ------------
              REPURCHASE AGREEMENT -- 1.59%
  5,974,470   With Investors Bank & Trust,
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $5,976,427, 01/02/98
                (Collateralized by Government
                National Mortgage
                Association, 7.00%, due
                01/20/23 with a value of
                $6,273,514) (Cost
                $5,974,470)..................     5,974,470
                                               ------------
              Total Investments -- 108.76%
              (Cost $340,473,543)............   409,228,146
              Other assets less
              liabilities -- (8.76)%.........   (32,967,738)
                                               ------------
              NET ASSETS -- 100.00%..........  $376,260,408
                                               ============

                       See notes to financial statements.

                           GROWTH & INCOME PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
The aggregate cost of investments for federal income tax
purposes at December 31, 1997, is $340,575,121.
The following amount is based on costs for federal
income tax purposes:
    Gross unrealized appreciation..........  $70,366,212
    Gross unrealized depreciation..........   (1,713,187)
                                             -----------
    Net unrealized appreciation............  $68,653,025
                                             ===========

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) American Depository Receipt

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 95.16%
              AEROSPACE -- 0.99%
     83,600   Sundstrand Corp. ..............  $  4,211,350
                                               ------------
              BANKS -- 6.26%
    106,000   BankAmerica Corp. .............     7,738,000
     67,200   Citicorp.......................     8,496,600
    172,200   Nationsbank Corp. .............    10,471,912
                                               ------------
              TOTAL BANKS....................    26,706,512
                                               ------------
              CHEMICALS -- 5.01%
    161,900   Imperial Chemical Industries
                Plc (ADR)(a).................    10,513,381
     50,500   Monsanto Company...............     2,121,000
    108,400   W.R. Grace & Company...........     8,719,425
                                               ------------
              TOTAL CHEMICALS................    21,353,806
                                               ------------
              COMPUTER SOFTWARE AND SERVICES -- 14.00%
    151,950   Cisco Systems, Inc. ...........     8,471,212
    231,200   HBO & Company(a)...............    11,097,600
     99,600   Microsoft Corp.(c).............    12,873,300
    343,400   PeopleSoft, Inc.(a)(c).........    13,392,600
    133,600   Textron, Inc. .................     8,350,000
    157,600   3 Com Corp. ...................     5,506,150
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    59,690,862
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.02%
    152,400   Compaq Computer Corp. .........     8,601,075
                                               ------------
              CONSUMER GOODS AND SERVICES -- 15.70%
    163,100   Avon Products, Inc. ...........    10,010,262
    367,674   Cendant Corp. .................    12,638,804
    147,100   Colgate-Palmolive Company......    10,811,850
    184,300   General Electric Company.......    13,523,012
     95,100   Gillette Company...............     9,551,606
    281,700   Service Corporate
                International................    10,405,294
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    66,940,828
                                               ------------
              FOOD AND BEVERAGE -- 2.95%
    188,600   Coca-Cola Company..............    12,565,475
                                               ------------
              FINANCE -- 2.42%
     74,300   SLM Holding Corp. .............    10,336,987
                                               ------------
              INSURANCE -- 5.09%
    201,300   Conseco, Inc.(a)...............     9,146,569
    233,243   Travelers, Inc.(a).............    12,565,967
                                               ------------
              TOTAL INSURANCE................    21,712,536
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              LEISURE AND RECREATION -- 2.86%
    269,600   Hilton Hotels Corp. ...........  $  8,020,600
    184,300   Mirage Resorts, Inc.(a)........     4,192,825
                                               ------------
              TOTAL LEISURE AND RECREATION...    12,213,425
                                               ------------
              MEDIA -- 2.53%
    173,700   Time Warner, Inc. .............    10,769,400
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 2.35%
    160,900   Guidant Corp. .................    10,016,025
                                               ------------
              OIL AND GAS -- 2.12%
    148,900   Anadarko Petroleum Corp. ......     9,036,369
                                               ------------
              PHARMACEUTICALS -- 14.17%
    184,000   Eli Lilly & Company............    12,811,000
    245,100   Glaxo Wellcome Plc (ADR)(a)....    11,734,163
    147,100   Pfizer, Inc. ..................    10,968,144
    197,100   Schering-Plough Corp. .........    12,244,838
    102,000   Warner-Lambert Company.........    12,648,000
                                               ------------
              TOTAL PHARMACEUTICALS..........    60,406,145
                                               ------------
              RETAIL -- 6.53%
     60,000   Dayton-Hudson Corp. ...........     4,050,000
    155,800   Home Depot, Inc. ..............     9,172,725
     63,900   Kohls Corp. ...................     4,353,188
    214,800   TJX Companies, Inc. ...........     7,383,750
     90,900   Toys "R" Us, Inc. .............     2,857,669
                                               ------------
              TOTAL RETAIL...................    27,817,332
                                               ------------
              SEMICONDUCTORS -- 2.25%
    136,300   Intel Corp.(a).................     9,575,075
                                               ------------
              TELECOMMUNICATIONS -- 5.94%
    391,160   Tele-Communications, Inc.,
                Series A(c)..................    10,928,032
    142,700   Tellabs, Inc. .................     7,545,262
    226,500   Worldcom, Inc. ................     6,851,625
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    25,324,919
                                               ------------
              TOBACCO -- 1.97%
    185,500   Philip Morris Companies,
                Inc. ........................     8,405,469
                                               ------------
              TOTAL COMMON STOCK (Cost
              $327,003,268)..................   405,683,590
                                               ------------


              REGULATED INVESTMENT COMPANIES -- 3.40%
 14,500,000   Merrimac Cash Fund -- Premium
                Class (Cost
                $14,500,000)(b).............  $  14,500,000
                                              -------------

                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1997


              SHORT TERM CORPORATE NOTES -- 3.75%
$ 6,000,000   JP Morgan Securities, Inc.
                Floating Rate, 6.875%,
                04/23/98(b).................  $   6,000,000
 10,000,000   Morgan Stanley Dean Witter
                Floating Rate, 6.85%,
                07/07/98(b).................     10,000,000
                                              -------------
              TOTAL SHORT TERM CORPORATE
              NOTE (Cost $16,000,000).......     16,000,000
                                              -------------
              TIME DEPOSITS -- 1.29%
  4,226,720   American Express Centurion
                Bank, 5.90%, 01/21/98(b)....      4,226,720
    518,636   Bank of Boston, N.A., 6.85%,
                03/31/98(b).................        518,636
    765,344   First Union National Bank of
                North Carolina, 6.125%,
                01/02/98(b).................        765,344
                                              -------------
              TOTAL TIME DEPOSITS (Cost
              $5,510,700)...................      5,510,700
                                              -------------
              TOTAL SECURITIES (Cost
              $363,013,968).................    441,694,290
                                              -------------
              REPURCHASE AGREEMENT -- 4.65%
$19,802,348   With Investors Bank & Trust,
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $19,808,839,
                01/02/98 (Collaterized by
                Federal Home Loan Mortgage
                Corp., 7.778%, due 04/01/24
                with a value of $3,340,131
                and by Government National
                Mortgage Association
                obligations, 6.875% and
                7.00%, due 10/20/22 and
                06/20/26, with a total value
                of $17,452,459) (Cost
                $19,802,348)................  $  19,802,348
                                              -------------
              Total Investments -- 108.25%
              (Cost $382,816,316)...........    461,496,638
              Other assets less
              liabilities -- (8.25)%........    (35,184,450)
                                              -------------
              NET ASSETS -- 100.00%.........  $ 426,312,188
                                              =============

The aggregate cost of securities for federal
income tax purposes at December 31, 1997, is
$382,846,115.
The following amount is based on costs for
federal income tax purposes:
    Gross
 unrealized
 appreciation... $                   85,962,380
    Gross
 unrealized
 depreciation...                     (7,311,857)
              ------------------------------
    Net
 unrealized
 appreciation... $                   78,650,523
              ------------------------------

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipts

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK -- 94.02%
              ADVERTISING -- 0.88%
    179,400   Snyder Communications,
                Inc.(c)......................  $  6,548,100
                                               ------------
              AEROSPACE -- 0.76%
    146,600   AAR Corp.......................     5,680,750
                                               ------------
              BANKS -- 6.74%
     64,080   CCB Financial Corp.............     6,888,600
    111,793   Charter One Financials, Inc....     7,056,932
     45,600   Citicorp(a)....................     5,765,550
     26,676   First Republic Bank(c).........       851,965
    125,600   First Savings Bank of
                Washington...................     3,454,000
    163,079   HUBCO, Inc.....................     6,380,466
     68,455   Mercantile Bancorporation......     4,209,982
    116,400   NSS Bancorp, Inc.(a)...........     4,394,100
    165,000   Peoples Bank(a)................     6,270,000
     95,000   Riverview Bancorp, Inc.........     1,686,250
    145,400   Sterling Financial Corp.(c)....     3,162,450
                                               ------------
              TOTAL BANKS....................    50,120,295
                                               ------------
              BROKERAGE -- 0.22%
     39,000   Charles Schwab & Company,
                Inc..........................     1,635,562
                                               ------------
              BUSINESS SERVICES -- 1.85%
     92,700   ABM Industries, Inc............     2,833,144
     64,600   Alternative Resources
                Corp.(c).....................     1,489,838
     46,100   American Business
                Information(a)(c)............       472,525
     96,000   F.Y.I., Inc.(c)................     2,208,000
     50,500   Iron Mountain, Inc.(c).........     1,818,000
     51,600   Manpower, Inc..................     1,818,900
     48,400   MARC, Inc......................       871,200
    196,200   Protection One, Inc.(a)........     2,219,512
                                               ------------
              TOTAL BUSINESS SERVICES........    13,731,119
                                               ------------
              CHEMICALS -- 0.29%
     52,400   Chemed Corp....................     2,171,325
                                               ------------
              COMMUNICATIONS -- 2.03%
    194,300   Arch Communications Group,
                Inc.(c)......................       995,788
     34,500   Caribiner International,
                Inc.(a)(c)...................     1,535,250
     66,100   Davox Corp.(a)(c)..............     2,156,512
    149,100   Jones Intercable, Inc. -- Class
                A............................     2,618,569
    121,100   PMT Services, Inc.(c)..........     1,680,263
     55,400   Powerwave Technologies,
                Inc.(c)......................       931,413

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              COMMUNICATIONS (CONTINUED)
     72,440   Registry, Inc.(a)(c)...........  $  3,323,185
     86,175   Saga Communications, Inc.(c)...     1,831,219
                                               ------------
              TOTAL COMMUNICATIONS...........    15,072,199
                                               ------------
              COMPUTER AND SOFTWARE SERVICES -- 9.87%
     96,000   Affiliated Computer Services,
                Inc. -- Class A(c)...........     2,526,000
    102,900   America Online, Inc.(a)(c).....     9,177,394
     69,400   American Business Information,
                Inc. -- Class A(c)...........       728,700
    112,900   Box Hill Systems Corp.(c)......     1,178,394
     72,700   CACI International, Inc.(c)....     1,440,369
    132,900   Cambridge Technology Partners,
                Inc.(a)(c)...................     5,531,962
     29,900   Complete Business Solutions,
                Inc.(c)......................     1,300,650
     72,100   Computer Horizons Corp.(a)(c)..     3,280,550
    121,088   Concord EFS, Inc.(c)...........     3,012,052
     36,100   Data Transmission Network
                Corp.(c).....................     1,010,800
     76,300   Documentum, Inc.(c)............     3,214,138
    117,600   Electronic Arts, Inc.(c).......     4,446,750
     30,300   HNC Software, Inc.(a)(c).......     1,302,900
     74,400   IDX Systems Corp.(a)(c)........     2,752,800
     88,500   Information Management
                Resources, Inc.(c)...........     3,318,750
     50,900   JDA Software Group, Inc.(c)....     1,781,500
      8,500   National Computer System,
                Inc..........................       299,625
    132,000   Network Appliance, Inc.(c).....     4,686,000
    264,700   Sterling Commerce, Inc.(c).....    10,174,406
     38,050   Technology Solutions
                Company(c)...................     1,003,569
     84,350   Veritas Software Corp.(c)......     4,301,850
     64,900   Viasoft, Inc.(a)(c)............     2,742,025
     18,300   Whittman-Hart, Inc.(c).........       626,775
     87,650   Wind River Systems(a)(c).......     3,478,609
                                               ------------
              TOTAL COMPUTER SOFTWARE AND
              SERVICES.......................    73,316,568
                                               ------------
              COMPUTERS AND OFFICE EQUIPMENT -- 2.34%
     66,500   Apex PC Solutions,
                Inc.(a)(c)...................     1,471,312
     63,200   Bay Networks, Inc.(c)..........     1,615,550
     71,900   CIBER, Inc.(c).................     4,170,200
     63,200   Cisco Systems, Inc.(c).........     3,523,400
     38,300   Comverse Technology,
                Inc.(a)(c)...................     1,493,700

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              COMPUTERS AND OFFICE EQUIPMENT
                (CONTINUED)
    103,800   National Data Corp.............  $  3,749,775
    105,900   Neomagic Corp.(c)..............     1,350,225
                                               ------------
              TOTAL COMPUTERS AND OFFICE
              EQUIPMENT......................    17,374,162
                                               ------------
              CONSTRUCTION -- 0.19%
    147,500   Michael Baker Corp.(c).........     1,438,125
                                               ------------
              CONSUMER GOODS AND SERVICES -- 2.12%
     90,700   Carriage Services, Inc.(c).....     1,723,300
    317,601   Cendant Corp.(a)(c)............    10,917,529
     30,400   Glacier Water Services,
                Inc.(c)......................       942,400
    135,900   Helen of Troy Ltd.(c)..........     2,191,388
                                               ------------
              TOTAL CONSUMER GOODS AND
              SERVICES.......................    15,774,617
                                               ------------
              EDUCATION -- 0.41%
    136,825   ITT Educational Services,
                Inc.(c)......................     3,052,908
                                               ------------
              ELECTRONICS -- 3.83%
     16,400   Galileo Technology
                Ltd.(a)(c)...................       473,550
     52,950   Hughes Supply, Inc.............     1,849,941
    141,400   ILC Technology, Inc.(c)........     2,050,300
     22,800   Jaco Electronics, Inc.(c)......       142,500
     54,500   LSI Industries Inc.............       994,625
    100,750   Remec, Inc.(c).................     2,266,875
     29,030   Richardson Electronics, Ltd....       322,959
    105,000   Rogers Corp.(c)................     4,291,875
     51,300   Sanmina Corp.(a)(c)............     3,475,575
     79,000   Sawtek, Inc.(c)................     2,083,625
    309,300   Sensormatic Electronics
                Corp.(a).....................     5,084,119
     54,000   Sipex Corp.(c).................     1,633,500
    117,600   Teradyne, Inc.(c)..............     3,763,200
                                               ------------
              TOTAL ELECTRONICS..............    28,432,644
                                               ------------
              ENGINEERING -- 0.22%
    107,000   URS Corp.(c)...................     1,665,188
                                               ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 2.53%
    158,900   Allied Waste Industries,
                Inc.(c)......................     3,704,356
    154,600   American Disposal Services,
                Inc.(c)......................     5,642,900
     83,030   BHA Group, Inc.................     1,619,085
     96,300   Superior Services, Inc.(c).....     2,780,662
    181,970   Tetra Tech, Inc.(c)............     3,639,400
     75,900   Waste Industries, Inc.(c)......     1,413,638
                                               ------------
              TOTAL ENVIRONMENTAL MANAGEMENT
              SERVICES.......................    18,800,041
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              EQUIPMENT RENTAL AND LEASING -- 1.92%
     97,500   Aaron Rents, Inc. -- Class B...  $  1,889,063
     95,800   Alrenco, Inc.(a)(c)............     1,568,725
    140,000   Amplicon, Inc..................     2,310,000
     67,500   Electro Rent Corp.(c)..........     2,413,125
     59,700   Rental Service
                Corporation(c)...............     1,466,381
     79,000   XTRA Corp......................     4,631,375
                                               ------------
              TOTAL EQUIPMENT RENTAL AND
              LEASING........................    14,278,669
                                               ------------
              FINANCE -- 4.21%
    259,800   Allied Capital Advisers,
                Inc.(c)......................     1,623,750
    101,600   Allied Capital Commercial
                Corp.........................     3,352,800
     35,000   Allied Capital Corp............     1,010,625
    112,292   Allied Capital Lending
                Company(a)...................     2,498,497
     33,100   American Express Company.......     2,954,175
     71,500   Amresco, Inc.(c)...............     2,162,875
    134,400   Cash American Investments,
                Inc..........................     1,738,800
    137,100   ContiFinancial Corp.(a)(c).....     3,453,206
     54,450   Dollar Tree Stores, Inc.(c)....     2,252,869
     77,900   Kansas City Southern
                Industries, Inc..............     2,473,325
    189,200   The Money Store, Inc.(a).......     3,973,200
     60,000   Washington Mutual, Inc.........     3,828,750
                                               ------------
              TOTAL FINANCE..................    31,322,872
                                               ------------
              FOOD AND BEVERAGE -- 3.22%
     99,900   Benihana, Inc.(c)..............     1,298,700
     80,150   CKE Restaurants, Inc...........     3,376,319
    147,100   Landry's Seafood
                Restaurants(c)...............     3,530,400
     97,100   Rainforest Cafe Inc.(c)........     3,204,300
    238,300   Ruby Tuesday, Inc.(c)..........     6,136,225
     48,025   Suiza Foods Corporation(c).....     2,860,489
     82,200   Sylvan, Inc.(c)................     1,150,800
     46,700   Whole Foods Market, Inc.(c)....     2,387,538
                                               ------------
              TOTAL FOOD AND BEVERAGE........    23,944,771
                                               ------------
              INSURANCE -- 1.19%
     54,700   HCC Insurance Holdings, Inc....     1,162,375
     38,600   National Western Life
                Insurance -- Class A(c)......     3,917,900
     36,900   Penn Treaty American Corp.(c)..     1,171,575
    208,800   Willis Corroon Group (ADR)(a)..     2,570,850
                                               ------------
              TOTAL INSURANCE................     8,822,700
                                               ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              INSURANCE (CONTINUED)
              LEISURE AND RECREATION -- 0.93%
     79,500   CapStar Hotel Company(c).......  $  2,727,844
     83,400   Harveys Casinos Resorts........     1,730,550
    110,900   Signature Resorts,
                Inc.(a)(c)...................     2,425,938
                                               ------------
              TOTAL LEISURE AND RECREATION...     6,884,332
                                               ------------
              MACHINERY -- 0.44%
    207,600   JLG Industries, Inc............     2,932,350
     19,000   K-Tron International,
                Inc.(c)......................       327,750
                                               ------------
              TOTAL MACHINERY................     3,260,100
                                               ------------
              MANUFACTURING -- 6.03%
     44,900   ADE Corporation(c).............       785,750
    200,600   Alpha Industries, Inc.(c)......     3,234,675
    139,000   Blyth Industries, Inc.(a)(c)...     4,161,312
    190,900   C&D Technologies, Inc..........     9,210,925
    124,150   Cable Design Technologies(c)...     4,826,331
     69,000   Chase Industries, Inc.(c)......     1,759,500
     78,500   DT Industries, Inc.............     2,669,000
     47,200   Edelbrock Corp.(c).............       802,400
    139,800   Lydall, Inc.(c)................     2,726,100
    154,600   Mail-Well, Inc.(a)(c)..........     6,261,300
    117,800   MotivePower Industries,
                Inc.(a)(c)...................     2,738,850
     74,900   Motorcar Parts and Accessories,
                Inc.(c)......................     1,254,575
     83,600   Rock of Ages Corp.(c)..........     1,295,800
     54,100   Scotsman Industries, Inc.......     1,322,069
     73,250   Watsco, Inc....................     1,808,359
                                               ------------
              TOTAL MANUFACTURING............    44,856,946
                                               ------------
              MEDIA -- 4.84%
     85,000   American Radio Systems
                Corp.(c).....................     4,531,563
     82,400   Chancellor Media Corporation --
                Class A(a)(c)................     6,149,100
     69,400   Consolidated Graphics,
                Inc.(c)......................     3,235,775
    188,900   Emmis Broadcasting Corp. --
                Class A(c)...................     8,618,562
    165,900   Granite Broadcasting
                Corp.(a)(c)..................     1,503,469
     46,000   Gray Communications Systems,
                Inc.(a)......................     1,207,500
    171,000   Houghton Mifflin Company.......     6,562,125
    282,900   Steck Vaughn Publishing
                Corp.(c).....................     4,172,775
                                               ------------
              TOTAL MEDIA....................    35,980,869
                                               ------------
              MEDICAL AND OTHER HEALTH SERVICES -- 8.01%
     53,000   Advanced Health Corp.(a)(c)....       841,375

              COMMON STOCK (CONTINUED)
              MEDICAL AND OTHER HEALTH
              SERVICES (CONTINUED)
    207,000   Advocat, Inc.(c)...............  $  1,759,500
     77,900   Assisted Living Concepts,
                Inc.(a)(c)...................     1,538,525
     55,900   BioChem Pharma, Inc.(a)(c).....     1,166,912
    173,300   Daniel Industries..............     3,336,025
     45,300   DAOU Systems, Inc.(c)..........     1,415,625
     28,900   ESC Medical Systems Ltd.
                (a)(c).......................     1,119,875
     95,500   Gulf South Medical Supply,
                Inc.(c)......................     3,557,375
     63,100   Horizon Health Corp.(c)........     1,467,075
     27,900   Immunex Corp.(c)...............     1,506,600
     64,000   Lifeline Systems, Inc.(c)......     1,608,000
     98,600   Mariner Health Group,
                Inc.(c)......................     1,602,250
     56,500   Medirisk, Inc.(c)..............       621,500
    138,000   Morrison Health Care, Inc......     2,760,000
     51,200   National Dentex Corp.(c).......     1,126,400
     17,200   NBTY, Inc.(c)..................       574,050
     79,600   Orthodontic Centers of America,
                Inc.(a)(c)...................     1,323,350
    285,000   Owens & Minor Holding
                Company......................     4,132,500
    120,500   Prime Medical Service,
                Inc.(c)......................     1,664,406
     47,600   Quintiles Transnational
                Corp.(a)(c)..................     1,820,700
     82,700   Quorum Health Group, Inc.(c)...     2,160,538
    128,300   Renal Treatment Centers,
                Inc.(c)......................     4,634,838
     61,600   Res-Care, Inc.(a)(c)...........     1,786,400
     69,400   Retirement Care Associates,
                Inc.(c)......................       589,900
     29,900   Summit Care Corp.(c)...........       489,612
     74,100   Sunrise Assisted Living,
                Inc.(c)......................     3,195,562
    232,800   Universal Health Services --
                Class B (c)..................    11,727,300
                                               ------------
              TOTAL MEDICAL AND OTHER HEALTH
              SERVICES.......................    59,526,193
                                               ------------
              METALS AND MINING -- 0.67%
     85,200   Furon Company..................     1,778,550
     88,500   Maverick Tube Corp.(a)(c)......     2,240,156
     30,300   Wolverine Tube, Inc.(c)........       939,300
                                               ------------
              TOTAL METALS AND MINING........     4,958,006
                                               ------------
              OIL AND GAS -- 5.19%
    101,600   Berry Petroleum................     1,771,650
     41,000   Gulf Island Fabrication,
                Inc.(c)......................       820,000
     35,900   Gulfmark Offshore, Inc.(c).....     1,184,700
     87,900   Halter Marine Group, Inc.(c)...     2,538,112
    120,500   Hanover Compressor
                Company(c)...................     2,462,719

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              OIL AND GAS (CONTINUED)
     36,900   Key Energy Group, Inc.(c)......  $    800,269
    272,500   Newpark Resources, Inc.(c).....     4,768,750
     58,300   Patterson Energy, Inc.(a)(c)...     2,255,481
     96,200   Petroleum Helicopters, Inc.....     2,164,500
    144,200   Pool Energy Services(c)........     3,208,450
     50,400   Pride International, Inc.(c)...     1,272,600
    216,700   Tosco Corp.....................     8,193,969
     98,200   Tuboscope, Inc.(c).............     2,362,938
    149,500   Varco International, Inc.(c)...     3,204,906
     76,050   World Fuel Services Corp.......     1,597,050
                                               ------------
              TOTAL OIL AND GAS..............    38,606,094
                                               ------------
              PHARMACEUTICALS -- 1.95%
     64,600   Applied Analytical Industries,
                Inc.(c)......................     1,065,900
     95,600   Dura Pharmaceuticals,
                Inc.(a)(c)...................     4,385,650
     88,100   NCS HealthCare, Inc. -- Class
                A(a)(c)......................     2,323,638
    128,100   Parexel International
                Corp.(a)(c)..................     4,739,700
     82,100   Vitalink Pharmacy
                Services(c)..................     1,980,662
                                               ------------
              TOTAL PHARMACEUTICALS..........    14,495,550
                                               ------------
              REAL ESTATE INVESTMENT TRUST -- 1.50%
     58,369   Chateau Communities, Inc.......     1,838,624
    131,200   Equity Inns, Inc...............     1,935,200
     40,900   Health Care Property
                Investments, Inc.............     1,546,531
     20,700   National Health Investors,
                Inc..........................       866,812
     89,600   RFS Hotel Investors, Inc.......     1,786,400
     55,200   Sovran Self Storage, Inc.......     1,790,550
     38,300   Sun Communities, Inc...........     1,376,406
                                               ------------
              TOTAL REAL ESTATE INVESTMENT
              TRUST..........................    11,140,523
                                               ------------
              RETAIL -- 2.42%
    139,350   Consolidated Stores Corp.(c)...     6,122,691
    200,000   Fingerhut Companies, Inc.......     4,275,000
    175,000   MacFrugals Bargains Close-
                Outs(c)......................     7,196,875
    141,100   Michael Anthony Jewelers,
                Inc.(c)......................       343,931
     16,100   Uni-Marts, Inc.................        56,350
                                               ------------
              TOTAL RETAIL...................    17,994,847
                                               ------------
              SECURITY -- 1.16%
    215,000   Pittston Brink's Group.........     8,653,750
                                               ------------

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              SEMICONDUCTORS -- 0.72%
     59,700   Integrated Circuit Systems,
                Inc.(c)......................  $  1,701,450
     33,100   Kulicke & Soffa
                Industries(c)................       616,488
     79,900   Vitesse Semiconductor
                Corp.(c).....................     3,016,225
                                               ------------
              TOTAL SEMICONDUCTORS...........     5,334,163
                                               ------------
              TELECOMMUNICATIONS -- 9.00%
    127,900   Airtouch Communications,
                Inc.(c)......................     5,315,844
    139,475   Centennial Cellular Corp. --
                Class A(c)...................     2,859,238
     53,800   CFW Communications Company.....     1,203,775
    213,200   CIENA Corp.(c).................    13,031,850
     90,400   Comdial Corp.(c)...............       836,200
     42,900   CommNet Cellular, Inc.(c)......     1,525,631
    177,000   Communications Central,
                Inc.(c)......................     1,781,062
     78,000   Davel Communications Group(c)..     1,989,000
     51,300   ITC DeltaCom, Inc.(c)..........       846,450
     38,700   Lucent Technologies, Inc.......     3,091,162
    143,190   Metrocall, Inc.(c).............       707,000
     82,400   Nextel Communications, Inc. --
                Class A(a)(c)................     2,142,400
     28,000   NICE-Systems Ltd.(c)...........     1,176,000
     98,500   Nokia Corp. (ADR)..............     6,895,000
    271,800   Omnipoint Corp.(c).............     6,319,350
    147,000   P-COM, Inc.(c).................     2,535,750
    225,800   Peoples Telephone Company,
                Inc.(c)......................       832,637
     84,700   Rural Cellular Corp. --
                Class A(c)...................     1,106,394
    105,500   Tekelec(c).....................     3,217,750
    127,900   Teleport Communications Group,
                Inc. -- Class A(a)(c)........     7,018,512
     10,300   Teligent, Inc. -- Class A(c)...       253,638
     93,800   World Access, Inc.(c)..........     2,239,475
                                               ------------
              TOTAL TELECOMMUNICATIONS.......    66,924,118
                                               ------------
              TRANSPORTATION: FREIGHT -- 5.50%
    185,700   Air Express International
                Corp.........................     5,663,850
    215,000   Airborne Freight Corp..........    13,356,875
    240,700   Circle International Group,
                Inc..........................     5,521,056
    148,700   CNF Transportation, Inc........     5,706,362
    115,474   Fritz Companies, Inc.(a)(c)....     1,609,419
    265,350   Pittston Burlington Group......     6,965,437
     65,000   Sea Containers Ltd.............     2,080,000
                                               ------------
              TOTAL TRANSPORTATION:
              FREIGHT........................    40,902,999
                                               ------------

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                          VALUE
  ------                                       ------------
              COMMON STOCK (CONTINUED)
              UTILITIES: ELECTRIC -- 0.84%
    850,000   El Paso Electric Company(c)....  $  6,215,625
                                               ------------
              TOTAL COMMON STOCK (Cost
              $551,357,368)..................   698,916,730
                                               ------------
              REGULATED INVESTMENT COMPANY -- 4.88%
 36,306,135   Merrimac Cash Fund -- Premium
                Class(b)(Cost $36,306,135)...    36,306,135
                                               ------------

 PRINCIPAL
-----------
              TIME DEPOSITS -- 5.16%
$12,121,941   American Express Centurion
                Bank, 5.90%, 01/21/98(b).....    12,121,941
 23,588,722   BankBoston, N.A., 6.85%,
                03/31/98(b)..................    23,588,722
  2,644,388   First Union National Bank of
                North Carolina, 6.12%,
                01/02/98(b)..................     2,644,388
                                               ------------
              TOTAL TIME DEPOSITS (Cost
              $38,355,051)...................    38,355,051
                                               ------------
              FLOATING RATE NOTES -- 5.11%
 17,986,771   First Union National Bank of
                North Carolina, 6.14%,
                05/02/98(b)..................    17,986,771
 15,000,000   JP Morgan Securities Inc.,
                6.875%, 04/23/98 (b).........    15,000,000
  5,000,000   Republic New York Securities
                Corp., 6.90%, 04/13/98(b)....     5,000,000
                                               ------------
              TOTAL FLOATING RATE NOTES (Cost
              $37,986,771)...................    37,986,771
                                               ------------
              TOTAL SECURITIES (Cost
              $664,005,325)..................   811,564,687
                                               ------------
              REPURCHASE AGREEMENTS -- 6.13%
 11,647,312   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $11,651,130,
                01/02/98 (Collateralized by
                various Government National
                Mortgage Association
                Obligations, 6.875 -- 9.000%,
                maturity dated 11/15/21 to
                12/20/23, with a total value
                of $12,230,019)..............    11,647,312

 PRINCIPAL                                        VALUE
 ---------                                     ------------
              REPURCHASE AGREEMENTS (CONTINUED)
              REGULATED INVESTMENT COMPANY
                (CONTINUED)
$ 4,714,481   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $4,716,026, 01/02/98
                (Collateralized by Government
                National Mortgage
                Association, 6.875%, due
                10/20/25 with a value of
                $4,950,215)..................  $  4,714,481
  5,871,466   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $5,873,391, 01/02/98
                (Collateralized by Government
                National Mortgage
                Association, 7.00%, due
                01/20/26 with a value of
                $6,165,154)..................     5,871,466
 18,518,211   With Investors Bank & Trust
                dated 12/31/97, 5.90%,
                repurchase proceeds at
                maturity $18,524,280,
                01/02/98 (Collateralized by
                various Federal Home Loan
                Mortgage Corporation
                Obligations, 7.325 -- 7.881%,
                maturity dated 03/01/20 to
                01/01/25, with a total value
                of $19,444,301)..............    18,518,211
  4,800,000   With Morgan Stanley, dated
                12/31/97, 5.75%, repurchase
                proceeds at maturity
                $4,801,533, 01/02/98
                (Collateralized by US
                Treasury Bill 5.30%, due
                09/17/98, with a value of
                $4,896,264)..................     4,800,000
                                               ------------
              TOTAL REPURCHASE AGREEMENTS
              (Cost $45,551,470).............    45,551,470
                                               ------------
              Total Investments -- 115.30%
              (Cost $709,556,795)............   857,116,157
              Other assets less
              liabilities -- (15.30)%........  (113,727,896)
                                               ------------
              NET ASSETS -- 100.00%..........  $743,388,261
                                               ============

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997
The aggregate cost of securities for federal
income tax purposes at December 31, 1997, is
$714,059,387.
The following amount is based on costs for
federal income tax purposes:
    Gross
 unrealized
 appreciation... $                   167,591,877
    Gross
 unrealized
 depreciation...                     (24,535,107)
              -------------------------------
    Net
 unrealized
 appreciation... $                   143,056,770
              ===============================

---------------
(a) All or part of this security is on loan.
(b) Collateral for securities on loan.
(c) Non-income producing security.
(ADR) -- American Depository Receipt

                       See notes to financial statements.

                          AGGRESSIVE EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK -- 76.87%
             BANKS -- 4.44%
    20,600   Dime Bancorp, Inc. ..............  $   623,150
     7,525   Northern Trust...................      524,869
                                                -----------
             TOTAL BANKS......................    1,148,019
                                                -----------
             COMPUTER SOFTWARE AND SERVICES -- 9.94%
     9,000   BMC Software, Inc. ..............      590,625
    18,000   Compuware Corp. .................      576,000
    16,550   Infinium Software, Inc. .........      268,938
     4,900   Microsoft Corp. .................      633,325
    12,000   Siebel Systems, Inc. ............      501,750
                                                -----------
             TOTAL COMPUTER SOFTWARE AND
             SERVICES.........................    2,570,638
                                                -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 7.54%
    11,775   Cisco Systems, Inc.(c)...........      656,456
     9,500   Compaq Computer..................      536,156
     9,000   Dell Computer Corp. .............      756,000
                                                -----------
             TOTAL COMPUTERS AND OFFICE
             EQUIPMENT........................    1,948,612
                                                -----------
             CONSUMER GOODS AND SERVICES -- 8.22%
    20,300   Cendant Corp. ...................      697,813
     6,550   General Electric Company.........      480,606
     4,750   Gillette Company.................      477,078
     5,875   Proctor & Gamble Company.........      468,898
                                                -----------
             TOTAL CONSUMER GOODS AND
             SERVICES.........................    2,124,395
                                                -----------
             ELECTRONICS -- 2.44%
    15,200   Solectron Corp. .................      631,750
                                                -----------
             FINANCIAL SERVICES -- 6.15%
     5,525   American Express Company.........      493,106
     8,825   Federal National Mortgage
               Association(c).................      503,577
    11,025   Travelers Inc. ..................      593,972
                                                -----------
             TOTAL FINANCIAL SERVICES.........    1,590,655
                                                -----------
             FOOD AND BEVERAGE -- 1.91%
    10,830   Sysco Corp. .....................      493,442
                                                -----------
             INSURANCE -- 2.69%
     6,400   American International Group.....      696,000
                                                -----------
             LEISURE AND RECREATION -- 4.61%
    10,000   Marriott International, Inc. ....      692,500
     5,050   Walt Disney Company..............      500,266
                                                -----------
             TOTAL LEISURE AND RECREATION.....    1,192,766
                                                -----------
             MANUFACTURING -- 2.16%
    15,000   Mattel Inc. .....................      558,750
                                                -----------
             MEDICAL AND OTHER HEALTH SERVICES -- 8.05%
    15,000   Arterial Vascular Engineering....      975,000
    10,200   Guidant Corp. ...................      634,950
     9,000   Medtronics Inc.(c)...............      470,812
                                                -----------
             TOTAL MEDICAL AND OTHER HEALTH
             SERVICES.........................    2,080,762
                                                -----------

  SHARES                                           VALUE
  ------                                        -----------
             COMMON STOCK (CONTINUED)
             OIL & GAS -- 1.97%
    14,500   Falcon Drilling Company, Inc. ...  $   508,406
                                                -----------
             PHARMACEUTICALS -- 10.49%
     7,600   Bristol-Myers Squibb Company.....      719,150
    11,050   Eli Lilly & Company..............      769,356
     4,825   Merck & Company, Inc. ...........      512,656
     9,550   Pfizer, Inc. ....................      712,072
                                                -----------
             TOTAL PHARMACEUTICALS............    2,713,234
                                                -----------
             RETAIL -- 4.63%
    18,150   Gap Stores.......................      643,191
     9,400   Home Depot Inc.  ................      553,425
                                                -----------
             TOTAL RETAIL.....................    1,196,616
                                                -----------
             SEMICONDUCTOR -- 1.63%
     6,000   Intel Corporation................      421,500
                                                -----------
             TOTAL SECURITIES
             (Cost $17,881,771)...............   19,875,545
                                                -----------

PRINCIPAL
----------
             REPURCHASE AGREEMENT -- 25.37%
$6,561,291   With Investors Bank & Trust,
               dated 12/31/97, 5.90%,
               repurchase proceeds at maturity
               $6,563,442, 01/02/98
               (Collateralized by Government
               National Mortgage Association
               Adjustable Rate Mortgage,
               7.00%, due 7/20/25 with a value
               of $6,641,653 and Government
               National Mortgage Association,
               9.00%, due 11/15/21 with a
               value of $247,721)
               (Cost $6,561,291)..............    6,561,291
                                                -----------
             Total Investments -- 102.24%
             (Cost $24,443,062)...............   26,436,836
             Other assets less
             liabilities -- (2.24)%...........     (579,186)
                                                -----------
             NET ASSETS -- 100.00%............  $25,857,650
                                                ===========

The aggregate cost of securities for federal
income tax purposes at December 31, 1997, is
$24,486,266.
The following amount is based on costs for
federal income tax purposes:
    Gross
unrealized
appreciation... $                       2,232,619
    Gross
unrealized
depreciation...                          (282,049)
                ---------------------------------
    Net
unrealized
appreciation... $                       1,950,570
                =================================

---------------
(c) Non-income producing security.
                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES -- 97.38%
             ADVERTISING -- 2.76%
$  500,000   Lamar Advertising, 9.625%,
               12/01/06.......................  $   538,125
   525,000   Outdoor Systems, Inc., 9.375%,
               10/15/06.......................      559,125
                                                -----------
             TOTAL ADVERTISING................    1,097,250
                                                -----------
             APPAREL -- 1.06%
   400,000   William Carter, 10.375%,
               12/01/06.......................      420,000
                                                -----------
             AUTOMOTIVE PRODUCTS -- 6.19%
   420,000   Blue Bird Body, 10.75%,
               11/15/06.......................      450,450
   625,000   Chief Auto Parts Inc., 10.50%,
               05/15/05.......................      612,500
   700,000   Delco Remy International. Inc.,
               8.625%, 12/15/07...............      709,625
   700,000   Venture Holdings Trust, 9.75%,
               04/01/04.......................      684,250
                                                -----------
             TOTAL AUTOMOTIVE PRODUCTS........    2,456,825
                                                -----------
             BUSINESS SERVICES -- 4.11%
   350,000   Atrium Companies, Inc., 10.50%,
               11/15/06.......................      368,375
   700,000   Axiohm Transaction Solutions,
               9.75%, 10/1/07.................      712,250
   500,000   Iron Mountain, 10.125%,
               10/01/06.......................      550,000
                                                -----------
             TOTAL BUSINESS SERVICES..........    1,630,625
                                                -----------
             CHEMICALS -- 2.84%
   625,000   PCI Chemicals Canada Inc., 9.25%,
               10/15/07.......................      615,625
   500,000   Sterling Chemicals, Inc., 11.75%,
               08/15/06.......................      510,000
                                                -----------
             TOTAL CHEMICALS..................    1,125,625
                                                -----------
             CONSUMER GOODS AND SERVICES -- 3.75%
   750,000   Amscan Holdings Inc., 9.875%,
               12/15/07.......................      766,875
   700,000   Huntsman Packaging Corp., 9.125%,
               10/01/07.......................      721,000
                                                -----------
             TOTAL CONSUMER GOODS AND
               SERVICES.......................    1,487,875
                                                -----------
             ELECTRONICS -- 2.37%
   900,000   Insilco Corp., 10.25%,
               08/15/07.......................      942,750
                                                -----------

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             FINANCE -- 2.45%
$  500,000   Imperial Credit Industries, Inc.,
               9.875%, 01/15/07...............  $   490,000
   460,000   Muzak LP/Capital, 10.00%,
               10/01/03.......................      483,000
                                                -----------
             TOTAL FINANCE....................      973,000
                                                -----------
             FOOD AND BEVERAGE -- 5.36%
   500,000   Ameriking, Inc., 10.75%,
               12/01/06.......................      525,000
   100,000   Cott Corp., 9.375%, 07/01/05.....      104,000
   325,000   Delta Beverage Group, 9.75%,
               12/15/03.......................      338,000
   275,000   Fleming Companies Inc., 10.50%,
               12/01/04.......................      288,062
   625,000   Gorges/Quik To Fix Food, 11.50%,
               12/01/06.......................      659,375
   225,000   Pueblo Xtra International, 9.50%,
               08/01/03.......................      213,750
                                                -----------
             TOTAL FOOD AND BEVERAGE..........    2,128,187
                                                -----------
             INDUSTRIAL -- 21.56%
   300,000   AEI Holding Co., 10.00%,
               11/15/07.......................      308,250
   725,000   American Lawyer Media Inc.,
               9.75%, 12/15/07................      735,875
   700,000   Anker Coal Group, Inc., 9.75%,
               10/01/07.......................      703,500
   700,000   Burke Industries, Inc., 10.00%,
               08/15/07.......................      719,250
   300,000   Clark Material, 10.75%,
               11/15/06.......................      318,750
   500,000   Elgin National Industries,
               11.00%, 11/01/07...............      518,750
   625,000   Environdyne Industries, Inc.,
               10.25%, 12/01/01...............      615,625
   250,000   Gaylord Container Corp., 9.75%,
               6/15/07........................      242,500
   650,000   Hydrochem Industrial Service,
               10.375%, 08/01/07..............      671,125
   625,000   International Logistics Ltd.,
               9.75%, 10/15/07................      618,750
   600,000   Outdoor Communications, 9.25%,
               08/15/07.......................      612,000
   450,000   Pierce Leahy Corp., 9.125%,
               07/15/07.......................      468,000
   175,000   Portola Packaging, 10.75%,
               10/01/05.......................      185,063
   625,000   Pronet, Inc., 11.875%,
               06/15/05.......................      671,875
   228,000   Rayovac Corp., 10.25%,
               11/01/06.......................      248,520

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             INDUSTRIAL (CONTINUED)
$  300,000   Scotsman Group Inc., 8.625%,
               12/15/07.......................  $   300,750
   625,000   Southwest Royalties Inc., 10.50%,
               10/15/04.......................      621,875
                                                -----------
             TOTAL INDUSTRIAL.................    8,560,458
                                                -----------
             LEISURE AND RECREATION -- 4.44%
   200,000   Act III Theatres, 11.875%,
               02/01/03.......................      213,000
   525,000   Cinemark USA, 9.625%, 08/01/08...      544,688
   900,000   Riddell Sports, Inc., 10.50%,
               07/15/07.......................      924,750
    75,000   Station Casinos, 10.125%,
               03/15/06.......................       79,125
                                                -----------
             TOTAL LEISURE AND RECREATION.....    1,761,563
                                                -----------
             MACHINERY -- 4.13%
   130,000   Carrols Corp., 11.50%,
               08/15/03.......................      137,800
   875,000   Central Tractor Farm & Country,
               10.625%, 04/01/07..............      923,125
   530,000   Clark USA, Inc., 10.875%,
               12/01/05.......................      577,700
                                                -----------
             TOTAL MACHINERY..................    1,638,625
                                                -----------
             MANUFACTURING -- 9.49%
   625,000   Acetex Corp, 9.75%, 10/01/03.....      643,750
   450,000   DVI, Inc., 9.875%, 02/01/04......      469,125
   625,000   Dyersburg Corp., 9.75%,
               09/01/07.......................      653,125
   700,000   Fedders North America, 9.375%,
               8/15/07........................      714,000
   625,000   Keystone Consolidated Industries,
               9.625%, 08/01/07...............      627,344
   500,000   Safelite Glass, 9.875%,
               12/15/06.......................      532,500
   125,000   Windy Hill Pet Food Co., 9.75%,
               05/15/07.......................      127,500
                                                -----------
             TOTAL MANUFACTURING..............    3,767,344
                                                -----------
             MEDIA -- 1.83%
   350,000   LDM Technologies, 10.75%,
               01/15/07.......................      381,500
   125,000   Rogers Cablesystems, Ltd.,
               11.00%, 12/01/15...............      144,375
   190,000   Rogers Cantel, 9.375%,
               06/01/08.......................      199,500
                                                -----------
             TOTAL MEDIA......................      725,375
                                                -----------

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             METALS AND MINING -- 1.83%
$  180,000   Oregon Steel Mills, 11.00%,
               06/15/03.......................  $   195,075
   500,000   Renco Metals Senior Notes,
               11.50%, 07/01/03...............      531,250
                                                -----------
             TOTAL METALS AND MINING..........      726,325
                                                -----------
             OIL AND GAS -- 5.17%
   200,000   Coho Energy Inc., 8.875%,
               10/15/07.......................      200,500
   420,000   Costilla Energy, 10.25%,
               10/01/06.......................      438,900
   700,000   Panaco Inc., 10.625%, 10/01/04...      707,000
   700,000   Rutherford-Moran Oil, 10.75%,
               10/1/04........................      707,000
                                                -----------
             TOTAL OIL AND GAS................    2,053,400
                                                -----------
             TELECOMMUNICATIONS -- 15.77%
   525,000   Adelphia Communications, 9.875%,
               03/01/05.......................      554,531
   700,000   Allbritton Communications, 9.75%,
               11/30/07.......................      717,500
   350,000   Century Communications, 9.75%,
               02/15/02.......................      371,875
 1,000,000   Communications Instrument,
               10.00%, 09/15/04...............    1,000,000
   500,000   Gray Communication System, Inc.,
               10.625%, 10/01/06..............      541,250
   500,000   Jacor Communications, 9.75%,
               12/15/06.......................      531,875
   100,000   Lenfest Communications, 8.375%,
               11/01/05.......................      103,125
   400,000   Lenfest Communications, 10.50%,
               06/15/06.......................      445,000
   700,000   Nextlink Communications, 9.625%,
               10/01/07.......................      724,500
   625,000   Paging Network,10.125%,
               08/01/07.......................      650,000
   625,000   Rogers Communications, 8.875%,
               07/15/07.......................      625,000
                                                -----------
             TOTAL TELECOMMUNICATIONS.........    6,264,656
                                                -----------
             TEXTILES -- 1.36%
   550,000   CMI Industries, 9.50%,
               10/01/03.......................      540,375
             TRANSPORTATION -- 0.65%
   248,000   Viking Star Shipping, 9.625%,
               07/15/03.......................      260,400
                                                -----------
             UTILITIES: ELECTRIC -- 0.26%
   100,000   Calpine Corp., 9.25%, 02/01/04...      102,000
                                                -----------
             TOTAL SECURITIES
             (Cost $37,853,692)...............   38,662,658
                                                -----------

                       See notes to financial statements.

                           HIGH YIELD BOND PORTFOLIO

                               DECEMBER 31, 1997

PRINCIPAL                                          VALUE
---------                                       -----------
             CORPORATE BONDS AND NOTES (CONTINUED)
             UTILITIES: ELECTRIC (CONTINUED)

PRINCIPAL                                          VALUE
---------                                       -----------
             REPURCHASE AGREEMENT -- 0.44%
$  173,760   With Investors Bank & Trust,
               dated 12/31/97, 5.90%,
               repurchase proceeds at maturity
               $173,817, 01/02/98
               (Collateralized by Government
               National Mortgage Association,
               7.00%, due 08/20/23 with a
               value of $183,047) (Cost
               $173,760)......................  $   173,760
                                                -----------
             Total Investments -- 97.82% (Cost
             $38,027,452).....................   38,836,418
             Other assets less liabilities --
             2.18%............................      863,713
                                                -----------
             NET ASSETS -- 100.00%............  $39,700,131
                                                ===========
The aggregate cost of securities for federal
income tax purposes at December 31, 1997, is
$38,027,452
The following amount is based on costs for
federal income tax purposes:
    Gross
unrealized
appreciation... $                         937,512
    Gross
unrealized
depreciation...                          (128,546)
             ---------------------------------
    Net
unrealized
appreciation... $                         808,966
             =================================

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1997

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS -- 92.40%
              AEROSPACE -- 1.22%
     88,000   British Aerospace PLC.....  $  2,512,189      UK
                                          ------------
              APPAREL -- 0.57%
     29,000   Gucci Group N.V. .........     1,167,308     NET
                                          ------------
              AUTOMOBILE -- 4.58%
     12,000   Daimler Benz..............       842,249     GER
     36,000   Honda Motor Company,
               Ltd. ....................     1,326,244     JPN
     67,000   Mitsubishi Motor Corp. ...       226,728     JPN
  3,800,000   Mitsubishi Motors Warrants
               (expire 6/23/99)(c)......        30,598     JPN
     18,000   Peugeot SA................     2,270,995     FRA
    151,000   Suzuki Motor Corp. .......     1,370,385     JPN
     32,000   Toyota Motor Company......       920,464     JPN
     20,187   Valeo SA..................     1,369,767     FRA
      1,850   Volkswagen AG.............     1,041,243     GER
                                          ------------
              TOTAL AUTOMOBILE..........     9,398,673
                                          ------------
              BANKS -- 10.01%
    137,900   Allied Irish Banks PLC....     1,317,621      UK
    185,000   Australia & New Zealand
               Bank Group, Ltd. ........     1,222,258     AUS
      8,000   Banco Popular Espanola
               SA.......................       558,998     SPA
    385,000   Bank of Scotland..........     3,547,467      UK
      8,000   Credit Suisse Group.......     1,239,586     SWI
     25,000   Deutsche Bank AG(c).......     1,765,808     GER
     78,300   Forenings Sparbanken --
               Class A(c)...............     1,781,255     SWE
      1,860   Holderbank Financial
               Glaris -- Class B........     1,520,084     SWI
    112,136   National Westminster
               Bank.....................     1,867,221      UK
    167,800   Royal Bank of Scotland
               Group PLC................     2,134,231      UK
    130,000   Sumitomo Bank(a)..........     1,489,748     JPN
    219,900   Thai Farmers Bank.........       399,602     THA
    266,000   Westpac Banking Corp. ....     1,701,256     AUS
                                          ------------
              TOTAL BANKS...............    20,545,135
                                          ------------
              CHEMICALS -- 1.05%
        500   Mitsubishi Chemical
               Corp.(c).................           719     JPN
     43,800   Norsk Hydro ASA...........     2,135,876     NOR
        300   Norsk Hydro AS (ADR)(c)...        15,300     NOR
                                          ------------
              TOTAL CHEMICALS...........     2,151,895
                                          ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.18%
     14,100   Softbank Corp.(a).........       368,709     JPN
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              CONSTRUCTION -- 1.49%
    200,000   Okumura Corp. ............  $    476,840     JPN
     16,000   Rohm Company, Ltd. .......     1,636,656     JPN
    145,000   Sekisui House, Ltd. ......       935,642     JPN
                                          ------------
              TOTAL CONSTRUCTION........     3,049,138
                                          ------------
              CONSUMER GOODS AND SERVICES -- 6.38%
     22,000   Fuji Photo Film...........       846,017     JPN
     43,500   Hennes & Mauritz..........     1,918,868     SWE
     40,000   Hoya Corp. ...............     1,261,332     JPN
     24,000   Izumi.....................       111,672     JPN
     16,200   Loewen Group, Inc. .......       418,163     USA
    221,000   Nikon Corp. ..............     2,192,629     JPN
     12,200   Nintendo Corp., Ltd. .....     1,201,035     JPN
     12,000   Orkla Asa -- Class B......       934,321     NOR
    113,203   Reckitt and Colman PLC....     1,778,815      UK
     10,700   Sony Corp. ...............       954,613     JPN
    380,000   Storehouse PLC............     1,475,578      UK
                                          ------------
              TOTAL CONSUMER GOODS AND
              SERVICES..................    13,093,043
                                          ------------
              ELECTRONICS -- 4.01%
        350   ABB AG....................       440,334     SWI
    400,000   Caradon PLC...............     1,164,920      UK
     80,000   Electrocomponents PLC.....       596,288      UK
     50,000   Hitachi, Ltd. ............       357,630     JPN
     29,500   Kyocera Corp. ............     1,343,165     JPN
     47,000   Murata Manufacturing
               Company, Ltd. ...........     1,185,650     JPN
    114,000   NEC Corp. ................     1,218,717     JPN
     60,000   Tokyo Electron, Ltd. .....     1,928,916     JPN
                                          ------------
              TOTAL ELECTRONICS.........     8,235,620
                                          ------------
              ENGINEERING -- 0.20%
     18,700   Chudenko Corp. ...........       409,895     JPN
                                          ------------
              ENVIRONMENTAL MANAGEMENT SERVICES -- 0.01%
        900   Kurita Water Industries...         9,206     JPN
                                          ------------
              FINANCE -- 4.76%
     63,000   De Beers Centenary AG
               (ADR)(a).................     1,287,562     SOA
     55,953   Lend Lease Corp., Ltd. ...     1,093,708     AUS
     63,000   Lloyds TSB Group PLC......       815,799      UK
     70,000   Newcourt Credit Group,
               Inc. ....................     2,340,632     CDA
     99,000   Nomura Securities Company,
               Ltd.(c)..................     1,324,857     JPN
    730,500   PT Hm Sampoerna
               International Finance
               Company..................       551,674     IDN
      6,000   Shohkoh Fund..............     1,836,625     JPN

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              FINANCE (CONTINUED)
      2,900   Societe Generale de
               Belgique.................  $    265,345     BEL
    181,000   Wako Securities Company,
               Ltd.(c)..................       260,314     JPN
                                          ------------
              TOTAL FINANCE.............     9,776,516
                                          ------------
              FOOD AND BEVERAGE -- 6.38%
    130,898   Amatil, Ltd. .............       977,913     AUS
    172,000   Asahi Breweries, Ltd. ....     2,513,436     JPN
    227,000   Fraser and Neave, Ltd. ...       983,455     SIN
      6,300   Heineken N.V. ............     1,097,015     NET
     55,000   Jusco Company.............       778,333     JPN
      1,450   Nestle....................     2,176,166     SWI
     55,000   Panamerican Beverages,
               Inc. -- Class A..........     1,794,375     MEX
     16,000   Seagrams Company,
               Ltd.(a)..................       517,000     CDA
    275,000   Tate & Lyle PLC...........     2,266,935      UK
                                          ------------
              TOTAL FOOD AND BEVERAGE...    13,104,628
                                          ------------
              INDUSTRIAL -- 3.42%
     26,320   Advantest Corp. ..........     1,497,971     JPN
    160,000   Reed International,
               Ltd. ....................     1,605,904      UK
        800   SGS Societe Generale de
               Surveillance Holding
               SA(c)....................     1,535,771     SWI
     15,600   Sidel.....................     1,034,664     FRA
    384,236   Western Mining Corp.
               Holding, Ltd. ...........     1,339,370     AUS
                                          ------------
              TOTAL INDUSTRIAL..........     7,013,680
                                          ------------
              INSURANCE -- 2.47%
    161,210   Alleanza Assicuraz........     1,044,947     ITA
    277,072   GIO Australian Holdings,
               Ltd. ....................       708,196     AUS
     24,000   Mapfre Vida Seguros.......       844,008     SPA
     78,000   Siebe PLC.................     1,533,675      UK
    217,000   Yasuda Fire and Marine
               Insurance................       931,277     JPN
                                          ------------
              TOTAL INSURANCE...........     5,062,103
                                          ------------
              INVESTMENT HOLDING COMPANIES -- 1.68%
        590   Baloise Holdings..........     1,093,393     SWI
    145,000   Hutchison Whampoa.........       909,484     HNG
    500,000   Hysan Development
               Company..................       996,950     HNG
    465,000   Sime Darby Berhad.........       446,772     MAL
                                          ------------
              TOTAL INVESTMENT HOLDING
              COMPANIES.................     3,446,599
                                          ------------

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              LEISURE AND RECREATION -- 1.05%
     10,000   Accor SA..................  $  1,860,082     FRA
    109,000   Euro Disneyland SCA(c)....       126,822     FRA
    142,120   San Miquel Corp. -- Class
               B........................       176,314     PHI
                                          ------------
              TOTAL LEISURE AND
               RECREATION...............     2,163,218
                                          ------------
              MACHINERY -- 0.58%
    200,000   BPB Industries............     1,118,860      UK
      5,000   Komori Corp. .............        74,603     JPN
                                          ------------
              TOTAL MACHINERY...........     1,193,463
                                          ------------
              MANUFACTURING -- 5.99%
    166,000   ABB AB -- Class A.........     1,966,635     SWE
     39,600   ASM Lithography Holding
               N.V.(a)(c)...............     2,673,000     NET
      9,100   Mannesmann AG.............     4,600,501     GER
     99,000   Morgan Crucible Company
               PLC......................       752,568      UK
      7,800   Philips Electronics
               N.V. ....................       467,871     NET
     14,600   Philips Electronics N.V.
               (ADR)....................       883,300     NET
    125,900   TI Group PLC..............       961,196      UK
                                          ------------
              TOTAL MANUFACTURING.......    12,305,071
                                          ------------
              MEDIA -- 3.18%
         44   Canal Plus................         8,184     FRA
     17,100   Grupo Televisa (GDR)(c)...       661,556     MEX
     69,638   News Corp., Ltd. .........       384,311     AUS
     20,300   News Corp., Ltd.
               (ADR)(a).................       452,944     AUS
     16,600   Reuters Holdings PLC(c)...       181,636      UK
     53,000   Rogers Communications --
               Class B(c)...............       255,550     CDA
     89,000   Singapore Press Holdings,
               Ltd. ....................     1,114,520     SIN
    111,000   Thomson Corp. ............     3,029,391     CDA
     35,000   Tokyo Broadcasting........       444,157     JPN
                                          ------------
              TOTAL MEDIA...............     6,532,249
                                          ------------
              MEDICAL AND OTHER HEALTH SERVICES --
              0.45%
      7,400   Synthelabo................       925,021     FRA
                                          ------------
              METALS AND MINING -- 0.93%
     46,000   Inco, Ltd.(a).............       782,000     CDA
     28,663   Pechiney SA -- Class A....     1,132,060     FRA
                                          ------------
              TOTAL METALS AND MINING...     1,914,060
                                          ------------
              OIL AND GAS -- 4.48%
    237,400   Eni Spa(c)................     1,346,770     ITA
     27,300   Sasol Beperk Limited(c)...       285,544     SOA
    210,000   Shell Transport &
               Trading(c)...............     1,520,337      UK
      7,000   Suncor, Inc. .............       240,028     CDA

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              OIL AND GAS (CONTINUED)
     40,000   Suncor, Inc. (ADR)(a).....  $  1,365,000     CDA
     48,000   Talisman Energy,
               Inc.(c)..................     1,467,485     CDA
     15,000   Total S.A. -- Series B....     1,633,182     FRA
    115,900   Woodside Petroleum,
               Ltd. ....................       817,083     AUS
     15,000   YPF Sociedad Anonima
               (ADR)....................       512,813     ARG
                                          ------------
              TOTAL OIL AND GAS.........     9,188,242
                                          ------------
              PAPER AND FOREST PRODUCTS -- 1.02%
    124,000   Sumitomo Forestry.........       605,591     JPN
     74,000   UPM-Kymmeme...............     1,481,221     FIN
                                          ------------
              TOTAL PAPER AND FOREST
              PRODUCTS..................     2,086,812
                                          ------------
              PHARMACEUTICALS -- 7.84%
    178,666   Astra AB..................     3,096,210     SWE
     21,333   Astra AB -- Class A
               (ADR)....................       366,661     SWE
     52,000   Banyu Pharmaceutical
               Company..................       575,905     JPN
    105,000   BOC Group.................     1,729,392      UK
     27,000   Hoechst AG(a).............       946,026     GER
      3,600   Hoechst AG -- Warrants
               (expire 03/19/99)(c).....       136,148     GER
      2,525   Novartis AG...............     4,102,873     SWI
     57,000   Sankyo Company, Ltd. .....     1,293,250     JPN
    107,200   Zeneca Group PLC..........     3,769,377      UK
        800   Zeneca Group PLC (ADR)....        86,400      UK
                                          ------------
              TOTAL PHARMACEUTICALS.....    16,102,242
                                          ------------
              REAL ESTATE -- 0.43%
     62,000   City Developments.........       287,010     SIN
    103,000   Sumitomo Realty &
               Development..............       594,125     JPN
                                          ------------
              TOTAL REAL ESTATE.........       881,135
                                          ------------
              TELECOMMUNICATIONS -- 14.28%
     87,336   Cable & Wireless PLC......       768,801      UK
        304   DDI Corp. ................       806,638     JPN
     61,100   Ericsson AB -- Class B....     2,298,649     SWE
     27,900   Ericsson L M Telephone
               (ADR)....................     1,041,019     SWE
     12,400   France Telecom SA
               (ADR)(a)(c)..............       446,400     FRA
    940,000   Hong Kong
               Telecommunications.......     1,934,990     HNG
     20,800   Hong Kong
               Telecommunications, Ltd.
               (ADR)(a).................       429,000     HNG
         49   Nippon Telegraph and
               Telephone Corp. .........       422,085     JPN
      8,300   Nokia AB -- K shares......       594,437     FIN
     20,000   Nokia AB -- Class A(c)....     1,421,360     FIN

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS
               (CONTINUED)
      2,400   Nokia Corp. (ADR)(c)......  $    168,000     FIN
     20,000   Northern Telecom, Ltd. ...     1,780,000     CDA
      7,400   Portugal Telecom S.A.(c)..       343,457     POR
     54,900   Portugal Telecom S.A.
               (ADR)....................     2,580,300     POR
     34,600   Tele Danmark A/S
               (ADR)(a).................     1,066,113     DEN
        300   Tele Danmark -- Class B...        18,621     DEN
    179,000   Telecom Italia Mobile.....       826,658     ITA
    253,000   Telecom Italia Mobile.....       719,785     ITA
    148,555   Telecom Italia Spa(c).....       949,474     ITA
    300,000   Telecom Italia Spa........     1,323,510     ITA
     13,500   Telecomunicacoes
               Brasileiras (ADR)........     1,539,890     BRA
     89,000   Telefonica................     2,540,096     SPA
     30,000   Telefonica De Argentina
               (ADR)(a).................     1,117,500     ARG
     51,400   Telefonos De Mexico
               (ADR)(a).................     2,881,612     MEX
     18,000   Vodafone Group PLC
               (ADR)....................     1,305,000      UK
                                          ------------
              TOTAL
               TELECOMMUNICATIONS.......    29,323,395
                                          ------------
              TEXTILES -- 0.25%
     74,000   Italcenenti Fabbriche
               Riunit...................       516,069     ITA
                                          ------------
              TIRE AND RUBBER -- 0.61%
     58,000   Bridgestone Corp. ........     1,262,405     JPN
                                          ------------
              TOBACCO -- 1.20%
     88,348   B.A.T. Industries.........       805,336      UK
     47,000   Imasco, Ltd. .............     1,658,607     CDA
                                          ------------
              TOTAL TOBACCO.............     2,463,943
                                          ------------
              TRANSPORTATION -- 1.10%
     50,000   Brambles Industries,
               Ltd. ....................       992,005     AUS
    189,000   Citic Pacific, Ltd. ......       751,275     HNG
    122,000   Kawasaki Kisen Kaisha
               Ltd.(c)..................       148,242     JPN
    446,000   Malaysian Airline System
               BHD......................       357,469     MAL
                                          ------------
              TOTAL TRANSPORTATION......     2,248,991
                                          ------------
              UTILITIES -- 0.60%
    328,000   Hong Kong Electric
               Holdings.................     1,246,662     HNG
                                          ------------
              TOTAL COMMON STOCK
              (Cost $177,198,152).......   189,697,315
                                          ------------
              PREFERRED STOCK -- 1.53%
              COMPUTER SOFTWARE AND SERVICES -- 1.05%
      6,600   SAP AG Vorzug.............     2,160,181     GER
                                          ------------

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              PREFERRED STOCK (CONTINUED)
              UTILITIES (CONTINUED)
              MEDIA -- 0.48%
    200,000   News Corp., Ltd. .........  $    989,580     AUS
                                          ------------
              TOTAL PREFERRED STOCK
              (Cost $1,832,580).........     3,149,761
                                          ------------
 PRINCIPAL
-----------
              NON-CONVERTIBLE BONDS AND NOTES -- 0.10%
$   115,031   Sekisui House, 2.50%,
               01/31/02.................       130,350     JPN
     69,018   Sumitomo Bank
               International Finance
               N.V., 0.75%, 05/31/01....        73,197     JPN
                                          ------------
              TOTAL NON-CONVERTIBLE
              BONDS AND NOTES (Cost
              $246,869).................       203,547
                                          ------------
              CONVERTIBLE BONDS AND NOTES -- 0.32%
              BANKS -- 0.01%
      2,000   Ericson LM, 4.25%,
               06/30/00.................        10,500     SWE
                                          ------------
              FOOD AND BEVERAGE -- 0.31%
    168,712   Asahi Breweries Series 8,
               0.90%, 12/26/01..........       301,180     JPN
     38,344   Asahi Breweries Series 9,
               0.95%, 12/26/02..........        63,450     JPN
    176,380   Asahi Breweries Series 10,
               1.00%, 12/26/03..........       287,431     JPN
                                          ------------
              TOTAL FOOD AND BEVERAGE...       652,061
                                          ------------
              TOTAL CONVERTIBLE BONDS
              AND NOTES (Cost
              $531,286).................       662,561
                                          ------------
              REGULATED INVESTMENT COMPANY -- 2.95%
  6,050,000   Merrimac Cash Fund --
               Premium Class (Cost
               $6,050,000)(b)...........  $  6,050,000     USA
                                          ------------

 PRINCIPAL
-----------
  SHARES                                     VALUE       COUNTRY
  ------                                  ------------   -------
              TIME DEPOSITS -- 4.17%
$ 1,714,926   American Express Centurion
               Bank, 5.90%,
               01/21/98(b)..............     1,714,926     USA
  6,502,869   BankBoston, N.A., 6.85%,
               03/31/98(b)..............     6,502,869     USA
    342,985   First Union National Bank
               of North Carolina,
               6.125%, 01/02/98(b)......       342,985     USA
                                          ------------
              TOTAL TIME DEPOSITS
              (Cost $8,560,780).........     8,560,780
                                          ------------
              TOTAL SECURITIES
              (Cost $194,419,667).......   208,323,964
                                          ------------
              REPURCHASE AGREEMENT -- 4.93%
 10,116,743   With Investors Bank and
               Trust, dated 12/31/97,
               5.90%, repurchase
               proceeds at maturity
               $10,120,059, 01/02/98
               (Collateralized by
               Government National
               Mortgage Association,
               7.375%, due 05/20/22,
               with a value of
               $3,705,069 and Federal
               Home Loan Mortgage Corp.,
               7.71%, due 07/01/26, with
               a value of $6,917,512)
               (Cost $10,116,743).......    10,116,743     USA
                                          ------------
              Total Investments --
              106.40%
              (Cost $204,536,410).......   218,440,707
              Other assets less
              liabilities -- (6.40%)....   (13,134,639)
                                          ------------
              NET ASSETS -- 100.00%.....  $205,306,068
                                          ============

The aggregate cost of securities for
federal income tax purposes at December
31, 1997, is $205,338,190.
The following amount is based on costs
for federal income tax purposes:
    Gross
 unrealized
 appreciation... $               35,038,956
    Gross
 unrealized
 depreciation...                (21,936,439)
              --------------------------
    Net
 unrealized
 appreciation... $               13,102,517
              ==========================

---------------
(a) All or part of the security is on loan
(b) Collateral for securities on loan
(c) Non-income producing securities
(ADR) -- American Depository Receipt
(GDR) -- Global Depository Receipt

                       See notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO

                               DECEMBER 31, 1997

                                      PERCENT OF TOTAL
        COUNTRY COMPOSITION          SECURITIES AT VALUE
        -------------------          -------------------
Argentina (ARG)....................          0.75%
Australia (AUS)....................          4.89%
Belgium (BEL)......................          0.12%
Brazil (BRA).......................          0.70%
Canada (CDA).......................          6.15%
Denmark (DEN)......................          0.50%
Finland (FIN)......................          1.68%
France (FRA).......................          4.95%
Germany (GER)......................          5.26%
Hong Kong (HNG)....................          2.87%
Indonesia (IDN)....................          0.25%
Italy (ITA)........................          3.08%
Japan (JPN)........................         17.41%
Malaysia (MAL).....................          0.37%
Mexico (MEX).......................          2.44%
Netherlands (NET)..................          2.88%
Norway (NOR).......................          1.41%
Philippines (PHI)..................          0.08%
Portugal (POR).....................          1.34%
Singapore (SIN)....................          1.09%
South Africa (SOA).................          0.72%
Spain (SPA)........................          1.81%
Sweden (SWE).......................          5.71%
Switzerland (SWI)..................          5.54%
Thailand (THA).....................          0.18%
United Kingdom (UK)................         16.31%
United States (USA)................         11.51%
                                           ------
TOTAL PERCENTAGE...................        100.00%
                                           ======

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes to Financial Statements

1.  ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"), a series trust organized on September 1, 1993, under the laws of the State of New York, is composed of thirteen different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Equity Value Series, the Growth & Income Series, the Equity Growth Series, the Special Equity Series, the Aggressive Equity Series, the High-Yield Bond Series, and the International Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series). The Equity Value Series and Aggressive Equity Series commenced operations on April 19, 1996.

2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  SECURITY VALUATION

          Short-term securities having remaining maturities of 60 days or less are valued at amortized cost which approximates value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities traded on national securities exchanges are valued at the last sales price as of the close of business on each day or at the closing bid price for over-the-counter securities. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the bid price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities not reported on the NASDAQ system. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities will be valued at their fair value as determined by the Board of Trustees.

     B.  REPURCHASE AGREEMENTS

          Each Series, along with other affiliated entities of the investment advisor, may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Series investment advisor, subject to the seller's agreement to repurchase and the Series agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are segregated at the custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to 102% and 105% of domestic and international securities, respectively, of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

     C.  FOREIGN CURRENCY TRANSLATION

          The accounting records of the International Equity Series are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the prevailing exchange rates each business day. Income and expenses denominated in

                        DIVERSIFIED INVESTORS PORTFOLIOS
     foreign currencies are translated at prevailing exchange rates when accrued or incurred. The Series does not isolate realized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gains or losses on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains and losses on disposition of foreign currencies and foreign currency forward contracts, and the difference between the amount of investment income receivable and foreign withholding taxes receivable recorded on the Series' books and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end and foreign currency forward contracts, resulting from changes in the exchange rates.

     D.  FOREIGN CURRENCY FORWARD CONTRACTS

          Each Series may enter into foreign currency forward contracts and forward cross currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Series' portfolio securities. A foreign currency forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency forward contract fluctuates with changes in forward currency exchange rates. Foreign currency forward contracts are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. When a foreign currency forward contract is extinguished, through delivery or offset by entering into another foreign currency forward contract, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Series' Statement of Assets and Liabilities and Statement of Operations. In addition, the Series could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

     E.  OPTIONS

          Each Series, with the exception of the Money Market Series, may purchase and write (sell) call and put options on securities indices for the purpose of protecting against an anticipated decline in the value of the securities held by that Series. Index options are marked to market daily and the change in value is recorded by the Series as an unrealized gain or loss. A realized gain or loss equal to the difference between the exercise price and the value of the index is recorded by the Series upon cash settlement of the option. The use of index options may expose the Series to the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted or the value of the securities in the index may not move in direct correlation with the movements of the Series portfolio. In addition, there is the risk the Series may not be able to enter into a closing transaction because of an illiquid secondary market.

     F.  FEDERAL INCOME TAXES

          It is the Series' policy to comply with the applicable provisions of the Internal Revenue Code. Therefore, no federal income tax provision is required.

     G.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the

                        DIVERSIFIED INVESTORS PORTFOLIOS
     accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

          All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

     H.  OPERATING EXPENSES

          The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

     I.  OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FEES AND TRANSACTIONS WITH AFFILIATES

     AUSA Life Insurance Company, Inc. ("AUSA") is an affiliate of Diversified Investment Advisors, Inc. (the "Advisor"). AUSA has sub-accounts which invest in the corresponding Portfolios as follows:

                                                               PERCENTAGE INVESTMENT
                      AUSA SUB-ACCOUNT                             IN PORTFOLIO
                      ----------------                        -----------------------
Money Market................................................           30.30
High Quality Bond...........................................           48.35
Intermediate Government Bond................................           50.21
Government/Corporate Bond...................................           26.03
Balanced....................................................           71.17
Equity Income...............................................           62.71
Equity Value................................................           26.26
Growth & Income.............................................           55.36
Equity Growth...............................................           73.64
Special Equity..............................................           53.26
Aggressive Equity...........................................           42.44
High Yield Bond.............................................           29.68
International Equity........................................           44.75

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement with the Series Portfolio. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. The Advisor is currently waiving a portion of its investment advisory fee to certain Series.

     For each Series, the Advisor has entered into Investment Subadvisory Agreements with the subadvisors listed in the table below (each a "Subadvisor", collectively the "Subadvisors"). It is the responsibility of a

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
Subadvisor to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of the Advisor.
For its services the Subadvisors receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets.

                                                                                      ADVISOR    SUBADVISOR
             PORTFOLIO SERIES                        PORTFOLIO SUBADVISORS            FEE(%)       FEE(%)
             ----------------                        ---------------------            -------    -----------
Money Market Series.......................  Capital Management Group                   0.25         0.05
High Quality Bond Series..................  Merganser Capital Management Corporation   0.35       (2)
Intermediate Government Bond Series.......  Capital Management Group                  0.35(1)       0.15
Government/Corporate Bond Series..........  Capital Management Group                   0.35         0.15
Balanced Series...........................  Institutional Capital Corporation          0.45       (3)
Equity Income Series......................  Asset Management Group                     0.45         0.25
Equity Value Series.......................  Ark Asset Management Company, Inc.        0.57(1)     (4)
Growth & Income Series....................  Putnam Advisory Company, Inc.              0.60       (5)
Equity Growth Series......................  Chancellor LGT Asset Management, Inc.      0.62       (6)
Special Equity Series.....................  (7)                                        0.80         0.50
Aggressive Equity Series..................  McKinley Capital Management               0.97(1)     (8)
High-Yield Bond Series....................  Delaware Investment Advisors              0.55(1)     (9)
International Equity Series...............  Capital Guardian Trust Company            0.75(1)    (10)

---------------
 (1) The Advisor is currently waiving a portion of its fee.

 (2) 0.50% on the first $10,000,000 in average daily net assets, 0.375% on the next $15,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets and 0.1875% on all average daily net assets in excess of $100,000,000.

 (3) 0.55% on the first $25,000,000 in average daily net assets, 0.45% on the next $25,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $50,000,000.

 (4) 0.45% on the first $100,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on the next $50,000,000 in average daily net assets; when average daily net assets reach $200,000,000, 0.40% on the first $200,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $200,000,000.

 (5) 0.30% on the first $100,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $100,000,000.

 (6) 0.50% on the first $50,000,000 in average daily net assets, 0.30% on the next $75,000,000 in average daily net assets, 0.25% on the next $75,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $200,000,000.

 (7) The Special Equity Series has four Subadvisors: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

 (8) 0.90% on the first $10,000,000 in average daily net assets, 0.80% on the next $15,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.40% on the next $50,000,000 in average daily net assets, and 0.35% on all average daily net assets in excess of $100,000,000.

 (9) 0.40% on the first $20,000,000 in average daily net assets, 0.30% on the next $20,000,000 in average daily net assets, and 0.20% on all average daily net assets in excess of $40,000,000.

                        DIVERSIFIED INVESTORS PORTFOLIOS

3.  FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED)
(10) 0.75% on the first $25,000,000 in average daily net assets, 0.60% on the next $25,000,000 in average daily net assets, 0.425% from $50,000,000 to $250,000,000 in average daily net assets and 0.375% on all average daily net assets in excess of $250,000,000.

     For the year ended December 31, 1997, the Advisor has voluntarily undertaken to waive fees in accordance with the expense caps as follows:

                            FUND                                    EXPENSE CAP
                            ----                              -----------------------
Money Market Series.........................................  30 basis points (b.p.)
High Quality Bond Series....................................  40 b.p.
Intermediate Government Bond Series.........................  40 b.p.
Government/Corporate Bond Series............................  40 b.p.
Balanced Series.............................................  50 b.p.
Equity Income Series........................................  50 b.p.
Equity Value Series.........................................  60 b.p.
Growth & Income Series......................................  65 b.p.
Equity Growth Series........................................  65 b.p.
Special Equity Series.......................................  85 b.p.
Aggressive Equity Series....................................  100 b.p.
High-Yield Bond Series......................................  60 b.p.
International Equity Series.................................  90 b.p.

     Certain trustees and officers of the Series Portfolio are also directors, officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio. Aggregate remuneration incurred to non-affiliated trustees of the trust for the year ended December 31, 1997, amounted to $31,687.50.

4.  SECURITIES LENDING

     All but the High Yield Bond Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of

                        DIVERSIFIED INVESTORS PORTFOLIOS

3. FEES AND TRANSACTIONS WITH AFFILIATES (CONTINUED) related expenses, for lending its securities which is included in interest income on the Statement of Operations. At December 31, 1997, the Series loaned securities having market values as follows:

                                                              MARKET VALUE    COLLATERAL
                                                              ------------   ------------
Intermediate Government Bond Series.........................  $ 10,244,323   $ 10,461,250
Government Corporate Bond Series............................     2,006,449      2,020,000
Balanced Series.............................................   145,004,065    148,440,431
Equity Income Series........................................    54,421,331     64,740,700
Equity Value Series.........................................     7,433,162      7,533,900
Growth & Income Series......................................    28,947,300     29,523,000
Equity Growth Series........................................    35,391,969     36,010,700
Special Equity Series.......................................   110,513,716    112,647,957
International Equity Series.................................    14,025,837     14,610,710

5.  PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from sales or maturities (excluding short-term securities) for the year ended December 31, 1997, were as follows:

                                                                        COST OF         PROCEEDS
                                                                       PURCHASES       FROM SALES
                                                                      ------------    ------------
High Quality Bond Series..................    Government Obligations  $ 31,978,125    $ 22,965,932
                                              Other                     94,862,124      91,171,997
Intermediate Government Bond Series.......    Government Obligations    44,103,632      38,774,921
Government/Corporate Bond Series..........    Government Obligations   134,445,183     123,447,431
                                              Other                     88,146,397      73,193,866
Balanced Series...........................    Government Obligations   113,819,875      45,564,794
                                              Other                    254,102,508     240,309,384
Equity Income Series......................    Other                    340,134,384     375,389,668
Equity Value Series.......................    Other                    341,371,688     169,033,926
Growth & Income Series....................    Other                    329,757,378     234,154,068
Equity Growth Series......................    Other                    366,024,370     339,615,736
Special Equity Series.....................    Other                    928,883,721     843,097,514
Aggressive Equity Series..................    Other                     46,044,838      40,802,404
High-Yield Bond Series....................    Other                     56,773,730      32,624,292
International Equity Series...............    Other                    100,274,519      55,220,746

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS

     At December 31, 1997, the International Equity Series had entered into Foreign Currency Forward contracts which contractually obligate the Series to deliver/receive currency at specified future dates. The open contracts were as follows:

                              FOREIGN     IN EXCHANGE   SETTLEMENT                      NET UNREALIZED
         CONTRACT            CURRENCY         FOR          DATE        VALUE      APPRECIATION/(DEPRECIATION)
         --------           -----------   -----------   ----------   ----------   ---------------------------
PURCHASES:
Deutsche Mark.............    1,239,111   $  711,596     02/27/98    $  691,667           $  (19,929)
Deutsche Mark.............      531,637      298,505     03/09/98       296,933               (1,572)
British Pound.............      107,934      180,379     01/06/98       177,595               (2,784)
British Pound.............       25,000       41,468     05/13/98        40,885                 (583)
British Pound.............       50,100       83,657     05/13/98        81,933               (1,724)
British Pound.............       44,000       73,040     05/13/98        71,958               (1,082)
British Pound.............       88,200      147,232     05/13/98       144,242               (2,990)
Japanese Yen..............    8,739,718       67,143     01/07/98        67,093                  (50)
Japanese Yen..............  179,333,298    1,534,337     04/23/98     1,398,757             (135,580)
Japanese Yen..............  455,675,040    3,586,101     04/30/98     3,557,923              (28,178)
Japanese Yen..............   72,346,010      584,851     04/30/98       564,880              (19,971)
Swedish Krona.............    1,625,640      207,146     01/05/98       204,953               (2,193)
Swedish Krona.............    1,622,318      205,896     01/07/98       204,546               (1,350)
Rand......................      196,040       40,222     01/06/98        40,239                   17
Rand......................      160,791       33,056     01/06/98        33,004                  (52)
                                                                                          ----------
     TOTAL................                                                                $ (218,021)
                                                                                          ==========
SELLS:
Australian Dollar.........      643,554   $  452,000     01/27/98    $  419,758           $   32,242
Canadian Dollar...........    2,946,207    2,056,000     03/24/98     2,066,980              (10,980)
Swiss Franc...............      188,046      128,745     01/27/98       128,877                 (132)
Swiss Franc...............      859,435      624,000     02/12/98       591,540               32,460
Swiss Franc...............    2,282,753    1,612,000     03/05/98     1,574,725               37,275
Deutsche Mark.............      439,136      249,000     01/22/98       244,633                4,367
French Franc..............    1,261,706      213,000     01/06/98       209,697                3,303
French Franc..............    1,779,138      298,505     03/09/98       296,754                1,751
British Pound.............      598,001      996,000     01/30/98       982,784               13,216
British Pound.............      425,621      711,596     02/27/98       698,601               12,995
British Pound.............      264,596      431,000     05/13/98       432,720               (1,720)
British Pound.............      150,381      242,000     05/13/98       245,932               (3,932)
Hong Kong Dollar..........    2,862,489      356,000     05/14/98       363,899               (7,899)
Japanese Yen..............  194,370,660    1,602,000     02/09/98     1,499,446              102,554
Japanese Yen..............  187,628,636    1,532,000     02/12/98     1,448,044               83,956
Japanese Yen..............   88,504,320      688,000     03/26/98       687,377                  623
Japanese Yen..............  179,333,298    1,611,000     04/23/98     1,398,757              212,243
Japanese Yen..............   77,286,690      681,000     04/30/98       603,457               77,543
Japanese Yen..............   72,346,010      638,000     04/30/98       564,880               73,120
Japanese Yen..............  508,009,600    4,480,000     04/30/98     3,966,552              513,448

                        DIVERSIFIED INVESTORS PORTFOLIOS

6.  FOREIGN CURRENCY FORWARD CONTRACTS (CONTINUED)

                              FOREIGN     IN EXCHANGE   SETTLEMENT                      NET UNREALIZED
         CONTRACT            CURRENCY         FOR          DATE        VALUE      APPRECIATION/(DEPRECIATION)
         --------           -----------   -----------   ----------   ----------   ---------------------------
Japanese Yen..............  455,675,040   $4,020,000     04/30/98    $3,557,923           $  462,077
Japanese Yen..............   73,407,880      602,000     05/18/98       574,737               27,263
Japanese Yen..............  304,358,000    2,480,000     05/26/98     2,385,826               94,174
Japanese Yen..............  102,033,000      900,000     10/20/98       817,371               82,629
Norwegian Krone...........    2,686,629      374,000     01/23/98       365,071                8,929
Swedish Krona.............    2,547,641      331,000     01/23/98       321,371                9,629
Swedish Krona.............      504,563       65,000     03/18/98        63,741                1,259
                                                                                          ----------
     TOTAL................                                                                $1,862,393
                                                                                          ==========

                      (This page intentionally left blank)

                        DIVERSIFIED INVESTORS PORTFOLIOS

7.  FINANCIAL HIGHLIGHTS

                                           MONEY MARKET SERIES                       HIGH QUALITY BOND SERIES
                        ---------------------------------------------------------   ---------------------------
                                           FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                        ---------------------------------------------------------   ---------------------------
                            1997           1996           1995           1994           1997           1996
                        ------------   ------------   ------------   ------------   ------------   ------------
Net assets, end of
 period...............  $232,312,458   $185,012,254   $141,638,248   $161,509,792   $218,169,438   $197,294,663
Ratio of expenses to
 average net assets...         0.28%          0.30%          0.31%          0.32%          0.39%          0.40%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......         0.28%          0.30%          0.30%          0.30%          0.39%          0.40%
Ratio of net
 investment income to
 average net assets...         5.33%          5.19%          5.70%          4.05%          6.12%          6.14%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......         5.33%          5.19%          5.69%          4.07%          6.12%          6.14%
Portfolio turnover....           N/A            N/A            N/A            N/A            62%            66%
Average commission
 rate per share**.....           N/A            N/A            N/A            N/A            N/A            N/A

                         HIGH QUALITY BOND SERIES
                        ---------------------------
                            FOR THE YEAR ENDED
                        ---------------------------
                            1995           1994
                        ------------   ------------
Net assets, end of
 period...............  $172,526,103   $143,996,216
Ratio of expenses to
 average net assets...         0.41%          0.41%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......         0.40%          0.40%
Ratio of net
 investment income to
 average net assets...         5.83%          5.77%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......         5.82%          5.79%
Portfolio turnover....           25%            37%
Average commission
 rate per share**.....           N/A            N/A

                                             BALANCED SERIES                            EQUITY INCOME SERIES
                        ---------------------------------------------------------   -----------------------------
                                           FOR THE YEAR ENDED                            FOR THE YEAR ENDED
                        ---------------------------------------------------------   -----------------------------
                            1997           1996           1995           1994            1997            1996
                        ------------   ------------   ------------   ------------   --------------   ------------
Net assets, end of
 period...............  $394,769,913   $264,909,839   $167,032,955   $125,509,115   $1,215,071,169   $956,820,669
Ratio of expenses to
 average net assets...         0.48%          0.50%          0.54%          0.53%            0.47%          0.48%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......         0.48%          0.50%          0.50%          0.50%            0.47%          0.48%
Ratio of net
 investment income to
 average net assets...         3.55%          3.39%          4.19%          3.57%            2.27%          2.97%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......         3.55%          3.39%          4.15%          3.61%            2.27%          2.97%
Portfolio turnover....           87%           113%           124%           118%              33%            26%
Average commission
 rate per share**.....       $0.0341        $0.0372            N/A            N/A          $0.0600        $0.0620

                           EQUITY INCOME SERIES
                        ---------------------------
                            FOR THE YEAR ENDED
                        ---------------------------
                            1995           1994
                        ------------   ------------
Net assets, end of
 period...............  $764,302,530   $588,694,098
Ratio of expenses to
 average net assets...         0.49%          0.49%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......         0.49%          0.49%
Ratio of net
 investment income to
 average net assets...         3.37%          3.43%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......         3.37%          3.43%
Portfolio turnover....           23%            30%
Average commission
 rate per share**.....           N/A            N/A

---------------

*    Annualized (except for Portfolio turnover and Average
     commission rate per share)
**   For fiscal years beginning on or after September 1, 1995,
     the Portfolios are required to disclose their average
     commission rate per share for trades on which a commission is charged.
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

              INTERMEDIATE GOVERNMENT BOND SERIES                         GOVERNMENT/CORPORATE BOND SERIES
    -------------------------------------------------------   ---------------------------------------------------------
                      FOR THE YEAR ENDED                                         FOR THE YEAR ENDED
    -------------------------------------------------------   ---------------------------------------------------------
        1997           1996          1995          1994           1997           1996           1995           1994
    ------------   ------------   -----------   -----------   ------------   ------------   ------------   ------------
    $129,186,397   $103,059,880   $85,991,614   $86,638,740   $361,632,885   $322,676,017   $336,539,410   $246,985,392
           0.41%          0.43%         0.45%         0.45%          0.38%          0.39%          0.39%          0.40%
           0.39%          0.40%         0.40%         0.40%          0.38%          0.39%          0.39%          0.40%
           5.61%          5.63%         5.57%         5.71%          6.49%          6.30%          5.90%          5.71%
           5.62%          5.66%         5.52%         5.76%          6.49%          6.30%          5.90%          5.72%
             45%            60%           59%           21%            64%           146%           122%           122%
             N/A            N/A           N/A           N/A            N/A            N/A            N/A            N/A

       EQUITY VALUE SERIES+                       GROWTH & INCOME SERIES
    --------------------------   --------------------------------------------------------
        FOR THE YEAR ENDED                          FOR THE YEAR ENDED
    --------------------------   --------------------------------------------------------
        1997          1996*          1997           1996           1995          1994
    ------------   -----------   ------------   ------------   ------------   -----------
    $234,983,715   $29,033,513   $376,260,408   $207,612,426   $124,811,731   $94,583,300
           0.63%         1.06%          0.64%          0.67%          0.68%         0.67%
           0.60%         0.60%          0.64%          0.65%          0.65%         0.65%
           1.43%         1.60%          0.65%          1.02%          1.49%         1.35%
           1.46%         2.07%          0.65%          1.04%          1.47%         1.37%
            120%           65%            87%           142%           155%           21%
         $0.0549       $0.0600        $0.0447        $0.0476            N/A           N/A

                        DIVERSIFIED INVESTORS PORTFOLIOS
                   Notes to Financial Statements (continued)

7.  FINANCIAL HIGHLIGHTS (CONTINUED)

                                          EQUITY GROWTH SERIES                         SPECIAL EQUITY SERIES
                        ---------------------------------------------------------   ---------------------------
                                           FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                        ---------------------------------------------------------   ---------------------------
                            1997           1996           1995           1994           1997           1996
                        ------------   ------------   ------------   ------------   ------------   ------------
Net assets, end of
 period...............  $426,312,188   $299,127,686   $222,362,390   $148,817,830   $743,388,261   $507,264,243
Ratio of expenses to
 average net assets...         0.65%          0.73%          0.75%          0.76%          0.84%          0.86%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......         0.65%          0.73%(1)        0.75%         0.75%          0.84%          0.85%
Ratio of net
 investment income to
 average net assets...         0.43%         (0.17%)         0.41%          0.08%          0.41%          0.24%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......         0.43%         (0.17%)         0.41%          0.11%          0.41%          0.25%
Portfolio turnover....           91%           133%            62%            75%           146%           140%
Average commission
 rate per share**.....       $0.0557        $0.0553            N/A            N/A        $0.0522        $0.0507

                           SPECIAL EQUITY SERIES
                        ---------------------------
                            FOR THE YEAR ENDED
                        ---------------------------
                            1995           1994
                        ------------   ------------
Net assets, end of
 period...............  $315,458,225   $217,671,865
Ratio of expenses to
 average net assets...         0.88%          0.88%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......         0.85%          0.85%
Ratio of net
 investment income to
 average net assets...         0.33%          0.27%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......         0.30%          0.30%
Portfolio turnover....          155%            90%
Average commission
 rate per share**.....           N/A            N/A

                            AGGRESSIVE EQUITY
                                 SERIES+                   HIGH YIELD BOND SERIES++
                        -------------------------   --------------------------------------
                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                        -------------------------   --------------------------------------
                           1997          1996*         1997          1996          1995
                        -----------   -----------   -----------   -----------   ----------
Net assets, end of
 period...............  $25,857,650   $15,479,130   $39,700,131   $15,372,686   $8,997,595
Ratio of expenses to
 average net assets...        1.33%         1.59%         0.74%         1.25%        1.32%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......        1.00%         1.00%         0.60%         0.60%        0.60%
Ratio of net
 investment income to
 average net assets...       (0.52%)       (0.72%)        8.46%         8.34%        8.45%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......       (0.19%)       (0.13%)        8.60%         9.00%        7.73%
Portfolio turnover....         243%          186%          109%          107%          21%
Average commission
 rate per share**.....      $0.0498       $0.0540           N/A           N/A          N/A


                             INTERNATIONAL EQUITY SERIES+++
                        -----------------------------------------
                                   FOR THE YEAR ENDED
                        -----------------------------------------
                            1997           1996          1995
                        ------------   ------------   -----------
Net assets, end of
 period...............  $205,306,068   $148,184,897.. $83,446,315
Ratio of expenses to
 average net assets...         0.88%   0.96%.......         0.83%
Ratio of expenses to
 average net assets
 (net of
 reimbursements)......         0.87%   0.90%.......         0.80%
Ratio of net
 investment income to
 average net assets...         0.90%          1.12%         0.53%
Ratio of net
 investment income to
 average net assets
 (net of
 reimbursements)......         0.91%   1.18%.......         0.50%
Portfolio turnover....           31%   29%.........            7%
Average commission
 rate per share**.....       $0.0022        $0.0030           N/A

---------------

*    Annualized (except for Portfolio turnover and Average
     commission rate per share)
**   For fiscal years beginning on or after September 1, 1995,
     the Portfolios are required to disclose their average
     commission rate per share for trades on which a commission is charged.
+    Commencement of Operations, April 19, 1996.
++   Commencement of Operations, August 22, 1995.
+++  Commencement of Operations, September 29, 1995.
(1)  For the period January 1, 1996 -- November 14, 1996, the expense cap was 75 bp.
     For the period November 15, 1996 -- December 31, 1996, the expense cap was 65 bp.

8.  SUBSEQUENT EVENT

     Effective January 26, 1998, Dresdner RCM Global Investors and Montag & Caldwell Investment Counsel replaced Chancellor LGT Asset Management, Inc. as the investment subadvisor for the Equity Growth Series.

                       REPORT OF INDEPENDENT ACCOUNTANTS



TO THE BOARD OF TRUSTEES OF


THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK:



     We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of The Mutual Life Insurance Company of New York ("the Company") as of December 31, 1997 and 1996, and the related statutory statements of operations, surplus, and cash flows for the years then ended. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     The Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of New York ("statutory"), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP"). As explained in
Note 3, the accounting practices used by the Company vary from generally accepted accounting principles, and the effects of these variances are material.



     In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with GAAP, the financial position of the Company as of December 31, 1997 and 1996, or the results of its operations and its cash flows for the years then ended.



     In our opinion, however, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note 3.



     Our audits were conducted for the purpose of expressing an opinion on the financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and is not a required part of the basic financial statements. The Supplemental Schedule of Selected Financial Data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



                                       COOPERS & LYBRAND L.L.P.



New York, New York


February 27, 1998

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                   STATEMENTS OF ADMITTED ASSETS, LIABILITIES
                         AND SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              -------------------------
                                                                 1997          1996
                                        ASSETS                   ----          ----
Cash and invested assets:
     Cash and short-term investments........................  $   211,611   $   175,173
     Bonds..................................................    4,700,909     4,328,623
     Redeemable preferred stocks............................        7,931         2,130
     Common stocks..........................................      332,405       300,809
     Subsidiary companies...................................      216,398       170,760
     Mortgage loans.........................................    1,436,347     1,509,181
     Real estate............................................    1,011,584     1,345,383
     Policy loans...........................................    1,201,319     1,189,851
     Other invested assets..................................      358,151       364,390
                                                              -----------   -----------
          Total cash and invested assets....................    9,476,655     9,386,300
Investment income due and accrued...........................      160,481       141,940
Premiums deferred and uncollected...........................      190,214       198,424
Amounts due from reinsurers.................................       56,291        73,106
Other assets................................................       53,478        49,117
Separate account assets.....................................    1,827,515     1,670,886
                                                              -----------   -----------
          Total assets......................................  $11,764,634   $11,519,773
                                                              ===========   ===========
LIABILITIES AND SURPLUS
Liabilities:
     Life insurance and annuity reserves....................  $ 7,266,754   $ 7,214,620
     Health insurance reserves..............................       22,093       155,121
     Deposits left with the Company.........................      491,747       504,581
     Dividends to policyholders.............................      193,098       211,765
     Policy claims in process of settlement.................       52,357        63,238
     Funds held under coinsurance...........................       99,499       102,200
     Federal income taxes due or accrued....................       98,828        94,975
     Notes payable and accrued interest.....................            0        33,076
     Other liabilities......................................      399,880       372,919
     Separate account liabilities...........................    1,816,772     1,661,273
     Interest maintenance reserve...........................       15,878        12,663
     Investment reserves....................................      140,000        90,000
     Asset valuation reserve................................      332,290       299,843
                                                              -----------   -----------
          Total liabilities.................................   10,929,196    10,816,274
Surplus:
     Surplus notes..........................................      187,317        72,317
     Special surplus funds..................................       26,400        27,150
     Unassigned surplus.....................................      621,721       604,032
                                                              -----------   -----------
          Surplus...........................................      835,438       703,499
                                                              -----------   -----------
          Total liabilities and surplus.....................  $11,764,634   $11,519,773
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1997          1996
                                                                 ----          ----
Premiums, annuity considerations and fund deposits..........  $1,171,454    $1,222,039
Net investment income.......................................     644,351       640,069
Commission and expense allowance on reinsurance ceded.......      69,692        88,767
Adjustments on reinsurance ceded............................    (275,435)     (119,907)
Other income (net)..........................................      10,080        10,119
                                                              ----------    ----------
                                                               1,620,142     1,841,087
                                                              ----------    ----------
Policyholder and contractholder benefits....................   1,265,676     1,292,572
Change in policy and contract reserves......................     (93,728)     (101,355)
Commissions.................................................      48,846        53,599
Operating expenses..........................................     260,992       265,871
Reinsurance of group pension liabilities....................      (3,114)       62,024
Transfer from separate accounts.............................    (182,337)      (51,020)
Other deductions (net)......................................       4,033         7,374
                                                              ----------    ----------
                                                               1,300,368     1,529,065
                                                              ----------    ----------
Net gain from operations before dividends and federal income
  taxes.....................................................     319,774       312,022
Dividends to policyholders..................................     199,128       219,439
                                                              ----------    ----------
Net gain from operations before federal income taxes........     120,646        92,583
Federal income taxes........................................      37,425        18,393
                                                              ----------    ----------
Net gain from operations....................................      83,221        74,190
  Net realized capital losses (See Note 8)..................      (4,417)      (19,550)
                                                              ----------    ----------
Net Income..................................................  $   78,804    $   54,640
                                                              ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                    STATEMENTS OF SURPLUS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                              FOR THE YEARS ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                                1997        1996
                                                                ----        ----
Surplus, beginning of year..................................  $703,499    $689,017
                                                              --------    --------
Net income..................................................    78,804      54,640
Change in net unrealized capital gains......................    43,988      34,232
Change in non-admitted assets...............................   (15,005)     (1,275)
Change in asset valuation reserve...........................   (32,447)    (28,638)
Issuance of surplus notes (See Note 15).....................   111,350           0
Settlements and provision for
  reorganization/contingencies..............................   (20,600)    (39,576)
Increase in investment reserve..............................   (50,000)          0
Change in surplus due to reinsurance........................    16,903      (2,643)
Other changes to surplus....................................    (1,054)     (2,258)
                                                              --------    --------
Net change in surplus for the year..........................   131,939      14,482
                                                              --------    --------
Surplus, end of year........................................  $835,438    $703,499
                                                              ========    ========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                                 (IN THOUSANDS)

                                                                 FOR THE YEARS ENDED
                                                                     DECEMBER 31,
                                                              --------------------------
                                                                 1997           1996
                                                                 ----           ----
CASH FROM OPERATIONS:
     Premiums, annuity considerations and fund deposits.....  $ 1,181,354    $ 1,233,947
     Investment income, net of investment expenses..........      650,682        680,338
     Adjustments on reinsurance ceded.......................     (192,251)       (26,291)
     Other income...........................................       26,221         31,373
     Policy benefits paid...................................   (1,275,039)    (1,285,157)
     Transfers from (to) separate accounts..................      169,453         (5,035)
     Commissions, other expenses and insurance taxes paid...     (320,170)      (321,497)
     Dividends to policyholders.............................     (217,795)      (212,006)
     Federal income taxes (excluding capital gains tax).....      (11,503)             0
     Other deductions.......................................       (4,342)       (23,829)
                                                              -----------    -----------
               Net cash from operations.....................        6,610         71,843
                                                              -----------    -----------
CASH FROM INVESTMENTS:
     Proceeds from investments sold, matured or repaid:
          Bonds.............................................      826,928        516,929
          Stocks............................................      259,376        199,598
          Mortgage loans....................................      290,946        293,113
          Real estate.......................................      390,436        417,955
          Other invested assets.............................       39,077         25,734
          Miscellaneous proceeds............................        4,039          4,979
          Taxes paid on net capital gains...................      (72,700)       (13,631)
                                                              -----------    -----------
               Total investment proceeds....................    1,738,102      1,444,677
                                                              -----------    -----------
     Cost of investments acquired:
          Bonds.............................................    1,193,209      1,063,983
          Stocks............................................      274,247        205,496
          Mortgage loans....................................      233,558        172,644
          Real estate.......................................       41,958         56,222
          Other invested assets.............................       31,035         32,816
          Change in policy loans............................       11,468          9,402
                                                              -----------    -----------
               Total investments acquired...................    1,785,475      1,540,563
                                                              -----------    -----------
               Net cash from investments....................      (47,373)       (95,886)
                                                              -----------    -----------
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
     Cash Provided (Applied):
          Surplus notes issuance............................      115,000              0
          Borrowed money....................................      (33,049)       (43,293)
          Other sources.....................................       55,053         15,432
                                                              -----------    -----------
               Total........................................      137,004        (27,861)
                                                              -----------    -----------
     Other cash applied.....................................       59,803         38,793
                                                              -----------    -----------
               Net cash from financing and misc sources.....       77,201        (66,654)
                                                              -----------    -----------
     Net change in cash and short-term investments..........       36,438        (90,697)
Cash and short-term investments, beginning of year..........      175,173        265,870
                                                              -----------    -----------
Cash and short-term investments, end of year................  $   211,611    $   175,173
                                                              ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION:

     The Mutual Life Insurance Company of New York, ("MONY" or the "Company") is a New York domiciled mutual life insurance company primarily engaged in the business of providing a wide range of life insurance, annuity, and investment products to higher income individuals, particularly family builders, pre-retirees and small business owners. The Company distributes its products to such individuals primarily through its career agency sales force. These products are sold throughout the United States and Puerto Rico.

2.  DEMUTUALIZATION AND INVESTMENT AGREEMENT:

     On September 8, 1997, the Company announced that it is pursuing converting to a stock life insurance company through demutualization. In connection with the demutualization, the Company has prepared a Plan of Reorganization ("the Plan") which is subject to approval by the Insurance Department of the State of New York as well as adoption by the Company's Board of Trustees and approval by the policyholders.

     In connection with the Plan, among other things, the following will occur:
(i) the Company will convert from a New York mutual life insurance company to a New York stock life insurance company (the "Plan of Demutualization") and become a wholly owned subsidiary of MONY Financial Services Corporation (the "Holding Company"), a holding company organized in Delaware for the purpose of becoming the parent holding company of the Company, (ii) eligible policyholders of the Company, as defined in the Plan, will receive shares of common stock of the Holding Company, cash or policy credits, (iii) a closed block of certain individual participating policies in classes for which the Company had a dividend scale payable in 1998 (the "Closed Block") will be created on the Plan effective date (the "Effective Date") and assets will be allocated to the Closed Block to support the payment of benefits, dividends (as appropriate, based on experience), and certain expenses and taxes relating to the policies included therein, and (iv) shares of common stock of the Holding Company will be registered under the Securities and Exchange Act of 1933 and offered to the public in an initial public offering, if market conditions are appropriate.

     In connection with the transactions contemplated under the Plan described above, on December 30, 1997, investment funds affiliated with Goldman, Sachs & Co. consisting of GS Mezzanine Partners, L.P., G.S. Mezzanine Partners Offshore, L.P., Stone Street Fund 1997, and Bridge Street Fund 1997, L.P. (collectively, "the Investors"), entered into an investment agreement with the Company and the Holding Company (the "Investment Agreement"), pursuant to which: (i) the Investors purchased, for $115.0 million ("the Consideration"), Surplus Notes issued by the Company (the "MONY Notes") with an aggregate principal amount equal to the Consideration (see Note 15), and (ii) the Investors purchased, for $10.0 million, warrants to purchase from the Holding Company at the Effective Date (after giving effect to the initial public offering) in the aggregate of
7.0 percent of the fully diluted common stock of the Holding Company upon certain terms and conditions and at a specified exercise price which is subject to anti-dilution adjustments, as more specifically defined in the Investment Agreement.

     In addition, under the terms of the Investment Agreement, the Investors agreed, upon the Company's request, made at any time up to 90 days after the Effective Date, to purchase an aggregate of 1.0 million shares of convertible preferred stock of the Holding Company for a total purchase price of $100.0 million. The convertible preferred stock would be convertible at the option of the holder at any time into common stock of the Holding Company at a conversion price equal to the initial exercise price of the warrants and would be subject to certain anti-dilution adjustments.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York ("statutory"),

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP").

     The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of results of operations and changes in surplus during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company's financial statements include those used in determining (i) valuation reserves for mortgage loans and real estate investments, and (ii) the liability for future policy benefits.

     In financial statements prepared in conformity with statutory accounting, the accounting treatment of certain items is different than for financial statements prepared in conformity with GAAP. Some of the general differences include:

     - Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred; under GAAP, such costs are deferred and amortized over the present value of expected gross margins.

     - Premiums for universal life and investment-type products are recognized as revenue when due; under GAAP, they are reported as deposits to policyholders' account balances. Revenues from these contracts under GAAP consist of amounts assessed during the period against policyholders' account balances for mortality, policy administration and surrender charges.

     - Policy reserves are based on statutory mortality and interest requirements, without consideration of withdrawals, and are reported net of reinsurance reserve credits; under GAAP, the reserves for interest sensitive life and annuity products are equal to the fund value, and the reserve for long duration participating contracts is the net level premium reserve calculated using the dividend fund interest rate and the mortality rates guaranteed in calculating cash surrender values. GAAP reserves are reported gross of reinsurance reserve credits.

     - No provision is made for deferred income taxes; under GAAP, deferred income taxes result from temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements.

     - An interest maintenance reserve ("IMR") is established as a liability to capture realized investment gains and losses, net of tax, on the sale of fixed maturities and mortgage loans resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold; under GAAP, no such reserve is required.

     - An asset valuation reserve ("AVR"), based upon a formula prescribed by the NAIC, is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited to surplus; under GAAP, no such reserve is required.

     - Bonds and redeemable preferred stocks in good standing are generally carried at amortized cost; under GAAP, bonds and redeemable preferred stocks which are classified as available for sale are carried at fair value and the related change in unrealized gains and losses, net of related deferred taxes and an adjustment for deferred policy acquisition costs, is reported as a component of other comprehensive income in equity.

     - Certain assets designated as "non-admitted," are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet, net of appropriate valuation allowances.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
     - Pension expense for qualified defined pension plans is recognized when pension contributions are deductible for federal income tax purposes; under GAAP, pension expense for such plans is recognized as incurred over the service lives of employees participating in the plans.

     - Postretirement benefits are accrued at the time employees are vested or retire; under GAAP, an obligation for such benefits is accrued over the service period for all eligible employees.

     - Subsidiaries are not consolidated for statutory reporting purposes; under GAAP, all entities in which a company has control and a majority economic interest are consolidated.

     - Surplus notes are reported as surplus for statutory purposes and as debt for GAAP.

     - Certain reinsurance agreements recognized as reinsurance for statutory purposes are accounted for as financing transactions under GAAP.

     - Methods used for calculating real estate and mortgage loan values and real estate depreciation under statutory reporting are different from those used for GAAP.

     - Cash equivalents are defined as all highly liquid debt securities with original maturities of twelve months or less; under GAAP, cash equivalents are defined as short-term, highly liquid investments that generally have original maturities of three months or less.

     The following is a description of the Company's principal statutory accounting policies:

  a. Premiums and Insurance Expenses

     Premiums are included in revenue over the premium payment periods of the related policies. Annuity considerations and fund deposits are included in revenue as received.

     The costs of acquiring new business, primarily commissions, underwriting, agency and other costs related to issuance, maintenance and settlement of policies are charged to operations in the year incurred.

  b. Investments

     Bonds are stated at amortized cost, except those bonds not in good standing, which are carried at NAIC-designated values, which approximate fair value. Loan-backed bonds and structured securities are valued at amortized cost using the effective interest method considering anticipated prepayments at the date of purchase; significant changes in the estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Redeemable preferred stocks are carried principally at cost except for those securities in or near default, which are carried at fair value. Common stocks are carried at fair value, except investments in subsidiaries, which are generally carried on the equity basis. Policy loans are carried at their unpaid principal balances. Short-term investments are carried at amortized cost and consist of securities with original maturities of twelve months or less.

     Mortgage loans other than those in process of foreclosure are carried at their unpaid principal balances adjusted for unamortized premium or discount. Real estate owned for investment is carried at depreciated cost, less encumbrances ($1.1 million in 1997 and $1.9 million in 1996). Cable television, oil and gas, and real estate joint ventures and limited partnerships are included in Other Invested Assets and are carried principally at their equity value. Other investments are generally carried at cost.

     Real estate acquired through foreclosure is carried at the lower of cost, less accumulated depreciation and encumbrances, if any, or estimated fair value at the time of foreclosure. There were no encumbrances at December 31, 1997 or 1996. Mortgage loans in process of foreclosure are carried at the lower of the carrying

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
value at the time of foreclosure or estimated fair value. Fair value is determined by using the estimated discounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates regarding future operating expenses, lease rates, occupancy levels and investors' targeted yields.

     The Company provides, through a direct charge to surplus, an investment valuation reserve for permanent impairment of real estate investments, joint ventures and limited partnerships in real estate, mortgage loans delinquent for more than 60 days and restructured mortgage loans. This reserve reflects, in part, the excess of the carrying value of such assets over the estimated undiscounted cash flows expected from the underlying real estate properties. These projected cash flows are based on estimates similar to those described in the preceding paragraph. As of December 31, 1997 and 1996, the Company's investment valuation reserve was $140 million and $90 million, respectively.

     Realized capital gains and losses on sales of investments are determined on the basis of specific identification. Unrealized capital gains and losses are recorded directly to surplus. Investment income is recognized as earned. Investment income earned includes the amortization of premium and accretion of discount relative to bonds acquired at other than their par value and excludes certain overdue due and accrued interest income.

  c. Interest Maintenance Reserve and Asset Valuation Reserve

     Realized investment gains and losses (net of tax) for bonds and mortgage loans resulting from changes in interest rates are deferred, and credited or charged to the IMR. These amounts are amortized into net income over the years remaining to expected maturity of the assets sold.

     The AVR is based upon a formula prescribed by the NAIC and functions as a reserve for potential non-interest related investment losses. In addition, realized investment gains and losses (not subject to the IMR) and unrealized gains and losses result in changes in the AVR, which are recorded directly to surplus.

  d. Policy Reserves

     Policy reserves for life insurance, annuities, and supplemental benefits are computed by using prescribed statutory interest rates and mortality factors. Reserves computed by a modified commissioners' reserve valuation method represent approximately 77 percent and 76 percent of gross life insurance reserves at December 31, 1997 and 1996, respectively.

     Reserves for life insurance were principally determined by using the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and the American Experience Tables and assumed interest rates ranging from 2.25 percent to 7 percent. Reserves for individual and group annuity mortality tables have assumed interest rates ranging from 2.25 percent to 9.5 percent.

     Policy claims in process of settlement include provisions for payments to be made on reported claims and on claims incurred but not reported.

  e. Investments in Unconsolidated Subsidiaries

     The Company's subsidiaries are not consolidated. The subsidiaries are carried principally on the statutory equity basis. Changes in the Company's equity in subsidiaries are included in unrealized capital gains and losses. Dividends from subsidiaries are recognized as investment income when declared.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):
  f. Policyholder Dividends

     Dividends to policyholders are determined annually by the Board of Trustees.

  g. Non-admitted Assets

     Certain assets designated as "non-admitted" assets (principally miscellaneous receivables) are excluded from the statements of admitted assets, liabilities and surplus.

  h. Separate Account Assets and Liabilities

     Separate account assets and liabilities represent primarily segregated funds administered and invested by the Company for the benefit of certain contractholders. Approximately 99 percent of these assets consist of securities reported at market value and 1 percent consist of fixed maturity securities carried at amortized cost. Premiums, benefits and expenses of the separate accounts are included in the Company's statements of operations.

  i. Depreciation

     The Company uses the constant-yield method of depreciation for substantially all investments in real estate, real estate joint ventures and cable television limited partnerships acquired prior to January 1, 1991. Acquisitions subsequent to January 1, 1991 and foreclosed real estate are depreciated on the straight-line method. Real estate assets and improvements are generally depreciated over ten to forty year periods and leasehold improvements are depreciated over the lives of the leases. Depreciation expense related to wholly owned investments in real estate was $30.8 million and $39.1 million in 1997 and 1996, respectively; accumulated depreciation was $191.7 million and $213.6 million at December 31, 1997 and 1996, respectively.

  j. Special Surplus Funds

     Special surplus funds consist primarily of amounts required by the Insurance Department of the State of New York to be assigned as surplus funds for group insurance and aviation reinsurance.

  k. Cash Flows

     Short-term investments are characterized as cash equivalents for purposes of the statements of cash flows.

     Certain amounts for 1996 have been reclassified to conform to the 1997 presentation.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

4.  FIXED MATURITY SECURITIES:

  Fixed Maturity Securities by Investment Type:

     The amortized cost and estimated fair value (see Note 9) of fixed maturity securities which include short-term investments, bonds and redeemable preferred stocks as of December 31, 1997 and December 31, 1996 are as follows:

                                                                        GROSS            GROSS
                                                  AMORTIZED          UNREALIZED       UNREALIZED          ESTIMATED
                                                    COST                GAINS           LOSSES           FAIR VALUE
                                             -------------------   ---------------   -------------   -------------------
                                               1997       1996      1997     1996    1997    1996      1997       1996
                                               ----       ----      ----     ----    ----    ----      ----       ----
                                                                            (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government agencies.................  $  125.5   $  201.3   $  2.3   $  1.5   $ 0.1   $ 0.5   $  127.7   $  202.3
Collateralized mortgage obligations:
  Government agency-backed.................     275.2      253.1      4.5      1.4     0.2     3.6      279.5      250.9
  Non-agency backed........................      77.9       66.0      2.4      1.3     0.0     0.1       80.3       67.2
Other asset-backed securities:
  Government agency-backed.................      67.9       68.6      1.2      1.0     0.2     0.9       68.9       68.7
  Non-agency backed........................     381.0      295.9     15.3      7.7     0.2     1.4      396.1      302.2
Foreign governments........................       0.0        4.5      0.0      0.1     0.0     0.0        0.0        4.6
Public utilities...........................     596.5      501.5     27.5     17.2     3.2     3.9      620.8      514.8
Affiliates.................................       0.0        5.8      0.0      0.0     0.0     0.0        0.0        5.8
Corporate bonds............................   3,176.9    2,931.9    122.6     74.8     6.5    23.7    3,293.0    2,983.0
                                             --------   --------   ------   ------   -----   -----   --------   --------
  Total bonds..............................   4,700.9    4,328.6    175.8    105.0    10.4    34.1    4,866.3    4,399.5
Redeemable preferred stock.................       7.9        2.1      0.1      0.0     0.6     0.4        7.4        1.7
Commercial paper...........................     178.3      137.8      0.0      0.0     0.0     0.0      178.3      137.8
                                             --------   --------   ------   ------   -----   -----   --------   --------
  Total....................................  $4,887.1   $4,468.5   $175.9   $105.0   $11.0   $34.5   $5,052.0   $4,539.0
                                             ========   ========   ======   ======   =====   =====   ========   ========

     Amortized cost represents the principal amount of fixed maturity securities adjusted by unamortized premium or discount and reduced by writedowns of $4.7 million and $16.6 million for bonds at December 31, 1997 and 1996, respectively, as required by the NAIC for securities which are in or near default. There were no writedowns for redeemable preferred stocks at December 31, 1997 and 1996.

     At December 31, 1997, 77.9% of the Company's Collateralized Mortgage Obligation (CMO) portfolio was held in U.S. government and government agency-backed securities. The remainder of the CMO portfolio consisted of NAIC category 1 investment grade securities.

  Maturities of Fixed Maturity Securities:

     The amortized cost of fixed maturity securities and estimated fair value by maturity as of December 31, 1997 are summarized as follows:

                                                                          ESTIMATED
                                                             AMORTIZED      FAIR
                                                               COST         VALUE
                                                             ---------    ---------
                                                                 (IN MILLIONS)
Due in one year or less...................................   $  213.8     $  213.7
Due after one year through five years.....................      951.1        976.5
Due after five years through ten years....................    2,183.0      2,263.0
Due after ten years.......................................    1,539.2      1,598.8
                                                             --------     --------
                                                             $4,887.1     $5,052.0
                                                             ========     ========

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

4.  FIXED MATURITY SECURITIES (CONTINUED):
     Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Proceeds from sales of investments in bonds and redeemable preferred stocks during 1997 and 1996 were $193.7 million and $173.8 million, respectively. Gross gains of $1.8 million in 1997 and $3.8 million in 1996, and gross losses of $6.3 million in 1997 and $4.0 million in 1996 were realized on these sales.

     There were no non-income producing bonds and redeemable preferred stocks for the twelve months preceding December 31, 1997. The carrying values of bonds and redeemable preferred stocks which were non-income producing for the twelve months preceding December 31, 1996 were $5.6 million.

5.  COMMON STOCKS:

     Common stocks include marketable equity securities carried at market values of $185.3 million and $160.7 million at December 31, 1997 and 1996, respectively, and non-marketable equity investments carried at estimated fair value of $147.1 million and $140.1 million at December 31, 1997 and 1996, respectively. The cost of the marketable equity securities was $171.9 million and $142.2 million at December 31, 1997 and 1996 respectively. At December 31, 1997 and 1996, gross unrealized gains were $25.5 million and $23.6 million, respectively, and gross unrealized losses were $12.1 million and $5.1 million, respectively, for marketable equity securities.

     Proceeds from sales of investments in common stocks during 1997 and 1996 were $233.1 million and $164.7 million, respectively. Gross gains of $43.7 million in 1997 and $35.0 million in 1996, and gross losses of $4.7 million in 1997 and $8.7 million in 1996 were realized on these sales.

6.  SUBSIDIARY COMPANIES:

     At December 31, 1997 and 1996, the Company's investments in subsidiaries, all of which are wholly-owned, consisted of the following:

                                                               1997      1996
                                                               ----      ----
                                                               (IN MILLIONS)
MONY Life Insurance Company of America......................  $133.2    $121.8
Other subsidiaries..........................................    83.2      49.0
                                                              ------    ------
                                                              $216.4    $170.8
                                                              ======    ======

     At December 31, 1997, MONY Life Insurance Company of America ("MONY America") had assets of $5.0 billion; including bonds ($1,075 million), mortgage loans ($135 million) and separate account assets ($3.6 billion); and liabilities of $4.8 billion, primarily life insurance and annuity reserves ($1.2 billion) and separate account liabilities ($3.6 billion). Capital and surplus of MONY America was $133.2 million as of December 31, 1997. In 1997 and 1996, total revenues of MONY America were $898.4 million and $844.0 million, benefits and expenses were $867.7 million and $819.8 million and net income, including realized capital losses, was $9.7 million and $8.0 million, respectively.

     During 1997 and 1996, the Company made aggregate capital contributions of $15.8 million and $24.5 million to MONY Credit Corporation and $0.4 million and $3.2 million, respectively, to other subsidiaries. The Company also received aggregate capital distributions of $3.6 million in 1997 from its subsidiaries.

     During 1997, the Company purchased $64.1 million of commercial mortgages (plus accrued interest) and $5.0 million of bonds (plus accrued interest) from MONY Funding, Inc. ("MONY Funding"), a wholly

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

6.  SUBSIDIARY COMPANIES (CONTINUED):
owned subsidiary of the Company. In 1996, the Company purchased $44.2 million of commercial mortgages (plus accrued interest) from MONY Funding. The cash proceeds from the mortgage and bond purchases in 1997 and 1996 were used by MONY Funding to pay off Eurobond debt obligations due in 1997 and 1996.

     In 1997 the New York City Industrial Development Agency ("the NY IDA") issued bonds for the benefit of the Company in the total amount of $16.0 million related to the Company's consolidation of site locations to New York City. Debt service under the bonds is funded by lease payments by the Company to the NY IDA, bond trustee, for the benefit of the bondholder, MONY America (See Note
19).

     The Company and MONY America are parties to an agreement dated February 28, 1995 whereby the Company agrees to reimburse MONY America to the extent that MONY America's recognized loss as a result of mortgage loan default or foreclosure or subsequent sale of the underlying collateral exceeds 75 percent of the appraised value of the loan at origination for each such mortgage loan. Pursuant to the agreement, the Company made payments to MONY America totaling $0.1 million in both 1997 and 1996.

     In February 1997, the Company ceased the operations of its subsidiaries, ARES, Inc. and ARES Realty Capital (collectively "ARES"). ARES provided asset management and property management services for the Company's real estate and mortgage assets, as well as for third parties. The Company's management agreement with ARES provided for payment by the Company for ARES's services based upon third party commercial standards.

     The Company has service agreements with certain subsidiaries to provide personnel services, facilities, supplies and equipment as shall reasonably be necessary to conduct business. These agreements provide for reimbursement of actual costs and are subject to cancellation upon written notice by either party.

     The Company has an investment advisory agreement with its subsidiary, MONY America, with respect to the investment and management of its assets. The agreement provides for scheduled fees for actual cost reimbursements and may be terminated by either party upon written notice.

7.  MORTGAGE LOANS AND REAL ESTATE:

     The Company invests in mortgage loans collateralized by commercial and agricultural real estate. Such mortgage loans consist primarily of first mortgage liens on completed income-producing properties. As of December 31, 1997, $410.2 million of mortgage loans have terms that require amortization, and $1,026.1 million of mortgage loans require partial amortization or are non-amortizing. Mortgage loans delinquent over 90 days or in process of foreclosure were $12.7 million at December 31, 1997 and $14.7 million at December 31, 1996. Properties acquired through foreclosure during the year amounted to $14.4 million and $20.5 million in 1997 and 1996, respectively.

     The Company has performing restructured mortgage loans of $250.0 million as of December 31, 1997 and $244.1 million as of December 31, 1996. The new terms typically defer a portion of contract interest payments to future periods. Interest is recognized in income based on the modified rate of the loan. Deferred interest, which is the difference between the original contractual rate and the modified rate, is excluded from income. Gross interest income on restructured loans that would have been recorded in accordance with the loans' original terms was approximately $23.6 million in 1997 and $22.8 million in 1996. Gross interest income recognized in net income for the period from these loans was approximately $17.6 million in 1997 and $16.4 million in 1996. There are no commitments to lend additional funds to any debtor involved in a restructuring.

     At December 31, 1997 and 1996, the carrying values of mortgage loans which were non-income producing for the twelve months preceding such dates were $26.1 million and $33.5 million, respectively.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

7.  MORTGAGE LOANS AND REAL ESTATE (CONTINUED):
     At December 31, 1997 and 1996, the carrying value of real estate which was non-income producing for the twelve months preceding such dates was $52.8 million and $55.2 million, respectively.

8.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES):

     Net investment income for the years ended December 31, 1997 and 1996 was derived from the following sources:

                                                               1997      1996
                                                               ----      ----
                                                              ($ IN MILLIONS)
NET INVESTMENT INCOME
------------------------------------------------------------
Bonds and redeemable preferred stock........................  $346.1    $315.9
Mortgage loans..............................................   128.0     137.1
Policy loans................................................    78.7      77.5
Common stock................................................    59.6      60.5
Other (including cash & short-term investments).............    39.3      39.1
Real estate.................................................    31.0      58.0
                                                              ------    ------
          Total investment income...........................   682.7     688.1
Investment expenses.........................................    38.3      48.0
                                                              ------    ------
          Net investment income.............................  $644.4    $640.1
                                                              ======    ======

     Net realized capital gains (losses) on investments for the years ended December 31, 1997 and 1996 are summarized as follows:

                                                               1997      1996
                                                               ----      ----
                                                              ($ IN MILLIONS)
REALIZED CAPITAL GAINS (LOSSES)
------------------------------------------------------------
Common stock................................................  $ 38.7    $ 21.9
Real estate.................................................    26.6      (2.0)
Bonds and redeemable preferred stock........................    (5.4)     (8.0)
Cable partnerships and other investments....................    (4.3)      9.5
Mortgage loans..............................................    (3.6)      3.3
                                                              ------    ------
                                                                52.0      24.7
Taxes.......................................................   (50.6)    (38.9)
Transferred to IMR, net of taxes............................    (5.8)     (5.3)
                                                              ------    ------
          Net realized capital losses.......................  $ (4.4)   $(19.5)
                                                              ======    ======

     During 1997 and 1996, realized capital gains resulting from changes in interest rates on bonds and redeemable preferred stocks of $5.8 million (net of $3.1 million tax) and $5.3 million (net of $2.8 million tax), respectively, were transferred to the Company's IMR for future amortization into net income.

     The Company had net unrealized gains of $44.0 million and $34.2 million in 1997 and 1996. The 1997 and 1996 unrealized gains and losses include writedowns of approximately $3.0 million and $11 million,

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

8.  INVESTMENT INCOME, REALIZED AND UNREALIZED CAPITAL GAINS (LOSSES)
(CONTINUED):
respectively, on real estate acquired through foreclosure and mortgage loans in process of foreclosure. These gains and losses are detailed by asset type in the table below:

                                                              1997     1996
                                                              -----    -----
                                                              (IN MILLIONS)
UNREALIZED CAPITAL GAINS (LOSSES)
------------------------------------------------------------
Bonds and redeemable preferred stock........................  $11.9    $17.7
Common stock................................................   (4.2)    21.0
Mortgage loans..............................................    (.6)    (8.4)
Real estate.................................................     .5     (2.6)
Subsidiary companies........................................   33.7      7.6
Other investments...........................................    2.7     (1.1)
                                                              -----    -----
          Total net unrealized capital gains................  $44.0    $34.2
                                                              =====    =====

9.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS:

     The estimated fair values of mortgage loans, unaffiliated equity securities, cash, short-term investments, separate account assets and liabilities, investment-type contracts and short-term notes payable approximate their carrying amounts. The carrying values of bonds and redeemable preferred stocks were $4,708.8 million and $4,330.7 million at December 31, 1997 and 1996, respectively. The estimated fair values of bonds and redeemable preferred stocks were $4,873.7 million and $4,401.2 million at December 31, 1997 and 1996, respectively.

     The calculations of estimated fair values involve considerable judgment. Accordingly, these estimates of fair value are not necessarily indicative of the values that could be negotiated in an actual sale.

     The methods and assumptions utilized in estimating these fair values of financial instruments are summarized as follows:

  Bonds and redeemable preferred stocks (See Note 4)

     The estimated fair values of bonds and redeemable preferred stocks are based upon quoted market prices, where available. The fair values of bonds and redeemable preferred stocks not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

  Mortgage loans

     The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgage loans in process of foreclosure is the estimated fair value of the underlying collateral.

  Policy loans

     Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

9.  ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):
  Separate account assets and liabilities

     The estimated fair value of assets held in separate accounts is based principally on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, net of surrender charges.

  Investment-type contracts

     The fair values of annuities are based on estimates of the value of payments available upon full surrender. The fair values of the Company's liabilities under guaranteed investment contracts are estimated by discounting expected cash outflows using interest rates currently offered for similar contracts with maturities consistent with those remaining for the contracts being valued, where appropriate.

10.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK:

  Financial Instruments with Off-Balance Sheet Risk:

     In 1992, the Company entered into an agreement with a bank to lend securities to approved borrowers. There were $35.0 million of loaned securities as of December 31, 1997. There were no loaned securities at December 31, 1996. The minimum collateral on securities loaned is 102 percent of the market value of loaned securities. Such securities are marked to market on a daily basis, adjusting required collateral values accordingly.

  Concentration of Credit Risk:

     At December 31, 1997 and 1996, the Company had no single investment or series of investments with a single issuer (excluding U.S. Government Agency securities) exceeding 2.1 percent and 3.9 percent, respectively, of total cash and invested assets.

     The bond portfolio is diversified by industry type. The industries that comprise 10 percent or more of the carrying value of the bond portfolio at December 31, 1997 are: Other Manufacturing of $671.6 million (14.2 percent), Public Utilities of $596.5 million (12.7 percent), Consumer Goods and Services of $477.4 million (10.2 percent), and Government and Agencies of $468.6 million (10.0 percent). At December 31, 1996, the industries comprising 10 percent or more of the bond portfolio carrying value were: Financial Services of $640.2 million (14.8 percent), Government and Agencies of $527.5 million (12.2 percent), Other Manufacturing of $524.0 million (12.1 percent), Public Utilities of $501.5 million (11.6 percent), and Consumer Goods and Services of $436.3 million (10.1 percent).

     Below investment grade bonds are defined as those securities rated in categories 3 through 6 by the NAIC, which are approximately equivalent to bonds rated below BBB by rating agencies. These bonds consist mostly of privately issued bonds, which are monitored by the Company through extensive internal analysis of the financial condition of the borrowers, and which include protective debt covenants. The Company held below investment grade bonds of $218.4 million and $290.2 million at December 31, 1997 and 1996, respectively. Of these bonds, $175.1 million and $239.6 million, respectively, were in category 3, which is considered to be medium quality by the NAIC.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

10.  OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK (CONTINUED):
     The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 1997 and 1996 are as follows:

                                                     1997                1996
                                               ----------------    ----------------
                                                  $         %         $         %
                                                  -         -         -         -
                                                         ($ IN MILLIONS)
GEOGRAPHIC REGION
---------------------------------------------
Southeast....................................    704.9     25.2      794.2     24.7
Northeast....................................    611.5     21.9      598.3     18.6
Mountain.....................................    517.6     18.5      538.6     16.8
West.........................................    379.1     13.6      583.3     18.2
Southwest....................................    291.8     10.4      339.6     10.6
Midwest......................................    291.1     10.4      356.3     11.1
                                               -------    -----    -------    -----
          Total..............................  2,796.0    100.0    3,210.3    100.0
                                               =======    =====    =======    =====

     The states with the largest concentrations of mortgage loans and real estate investments at December 31, 1997 are: New York, $350.0 million (12.5 percent); California, $284.4 million (10.2 percent); Arizona, $272.0 million (9.7 percent); Texas, $235.6 million (8.4 percent); Florida, $202.9 million (7.3 percent); Illinois, $164.0 million (5.9 percent); Georgia, $162.4 million (5.8 percent); and Colorado, $141.7 million (5.1 percent).

     Approximately 53 percent of the Company's real estate and mortgage portfolios are invested in office building properties. As of December 31, 1997 and 1996, the real estate and mortgage loan portfolio was also diversified as follows:

                                                     1997                1996
                                               ----------------    ----------------
                                                  $         %         $         %
                                                  -         -         -         -
                                                         ($ IN MILLIONS)
TYPE
---------------------------------------------
Office buildings.............................  1,484.2     53.1    1,704.8     53.1
Agricultural.................................    421.0     15.1      413.5     12.9
Retail.......................................    361.3     12.9      415.4     13.0
Hotel........................................    249.9      8.9      270.0      8.4
Industrial...................................    106.3      3.8      177.0      5.5
Other........................................    103.8      3.7      132.6      4.1
Apartment buildings..........................     69.5      2.5       97.0      3.0
                                               -------    -----    -------    -----
          Total..............................  2,796.0    100.0    3,210.3    100.0
                                               =======    =====    =======    =====

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

11.  RESERVES:

     The withdrawal characteristics of the Company's annuity actuarial reserves and deposit liabilities as of December 31, 1997 were as follows:

                                                                ($ IN MILLIONS)
Not subject to discretionary withdrawal provision...........       $  866.7
Subject to discretionary withdrawal -- with adjustment:
     -  with market value adjustment........................          256.7
     -  at book value less surrender charges 5 percent or
       more.................................................           34.1
     -  at market value.....................................        1,355.2
                                                                   --------
               Subtotal.....................................        1,646.0
Subject to discretionary withdrawal -- without adjustment:
     -  at book value (minimal or no charge or
       adjustment)..........................................          815.1
                                                                   --------
               Total annuity actuarial reserves and deposit
                 liabilities (gross)........................        3,327.8
          Less: Reinsurance.................................          145.7
                                                                   --------
               Total annuity actuarial reserves and deposit
                 liabilities (net)..........................       $3,182.1
                                                                   ========

     The amounts shown above are included in the Company's statement of admitted assets, liabilities and surplus as life insurance and annuity reserves ($1.4 billion) and separate account liabilities ($1.8 billion).

12.  REINSURANCE:

     Life insurance business is ceded on a yearly renewable term basis under various reinsurance contracts. The Company's general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

     The total amount of reinsured life insurance in force on this basis was $6.8 billion and $7.0 billion at December 31, 1997 and 1996, respectively. Premiums ceded under these contracts were $36.0 million and $35.1 million; benefit payments recovered were approximately $25.0 million and $31.5 million; policy reserve credits recorded were $30.6 million and $30.9 million; and recoverable amounts on paid and unpaid losses were $5.9 million and $10.5 million in 1997 and 1996, respectively.

     The Company reinsured certain whole life and endowment contracts issued through 1974 under an agreement which combines the modified coinsurance and the coinsurance bases. Reserves subject to this agreement were $919 million in 1997 and $936 million in 1996, for which the Company recorded policy reserve credits of $44.0 million in 1997 and 1996. Premiums ceded under this contract were $17.8 million in 1997 and $22.3 million in 1996. The reinsurer is required to reimburse the Company for its share of dividends paid on participating policies under a formula based on the relationship between actual dividends and the Company's general account earnings rate, which will in most instances result in a payment equal to the reinsurer's percentage share of the Company's actual dividends. The Company holds the entire dividend liability as a modified coinsurance liability. In view of the fact that these reimbursements will not in all instances equal the reinsurer's share of the Company's actual dividends, the Company considers all dividend reimbursements as miscellaneous income.

     The Company also reinsured certain other whole life and endowment contracts issued through 1974 under an agreement which combines the modified coinsurance and the coinsurance bases. Reserves subject to this agreement were $750 million in 1997 and $764 million in 1996, for which the Company recorded policy reserve credits of $34.2 million in 1997 and 1996. Premiums ceded under this contract were $16.2

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

12.  REINSURANCE (CONTINUED):
million in 1997 and $19.9 million in 1996. The reinsurer is required to reimburse the Company for its share of dividends paid on participating policies under a formula based on the relationship between actual dividends and the Company's general account earnings rate, which will in most instances result in a payment equal to the reinsurer's percentage share of the Company's actual dividends. The reinsurer coinsures $16 million of the Company's dividend liability with the balance of the dividend liability subject to a modified coinsurance arrangement. In view of the fact that these reimbursements will not in all instances equal the reinsurer's share of the Company's actual dividends, the Company records dividend reimbursements for which it has a coinsurance credit as dividends received with the remainder accounted for as miscellaneous income.

     The Company has coinsured a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities. The total ceded reserves and claims liabilities under these agreements were $42.3 million and $44.6 million at December 31, 1997 and 1996, respectively.

     During 1994, the Company entered into an agreement to reinsure approximately 50% of its block of paid-up life insurance policies. The Company transferred assets equal to the total liabilities ceded into a segregated portfolio within its general account to secure benefit payments from the reinsurer and established a funds held liability to the reinsurer for a corresponding amount. Reserves ceded under this agreement were $90.6 million and $96.9 million at December 31, 1997 and 1996, respectively.

     Prior to December 31, 1997, the Company had reinsured approximately 60 percent of its net retained individual disability ("DI") business under an agreement that was novated on December 31, 1997. Ceded premiums under this agreement were $43.6 million and $44.3 million during 1997 and 1996, respectively. The ceded reserves and claims liabilities were $219.4 million prior to novation on December 31, 1997, and $201.8 million at December 31, 1996.

     As of December 31, 1997, the in force block of DI policies has been 100 percent reinsured. Under the terms of this agreement, the reinsurer assumed the treaty liabilities of the novated agreement discussed in the preceding paragraph and additional liabilities of $153.4 million as of December 31, 1997; therefore, total ceded reserves, claim and dividend liabilities at December 31, 1997 were $372.8. The Company's statutory surplus increased by $21.2 million, net of tax, as a result of this agreement and the novation discussed in the preceding paragraph.

     The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

13.  GROUP PENSION BUSINESS:

     On December 31, 1993, the Company entered into an agreement with AEGON USA, Inc. ("AEGON") under which the Company agreed to sell substantially all of its group pension business, including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON's wholly-owned subsidiary, AUSA Life Insurance Company, Inc. ("AUSA Life"). The sale (the "Group Pension Transaction") was accomplished through the transfer of $6.3 billion in group pension assets and liabilities, including $2.7 billion of general account assets and $3.6 billion of separate account assets. AUSA Life also acquired the corporate infrastructure supporting the group pension business, including personnel, data processing systems, facilities and regional offices. In connection with the transaction, the Company and AEGON have entered into certain service agreements. These agreements, among other things, provide that the Company will continue to manage the transferred assets, and that AUSA Life will continue to provide certain administrative services to the Company's remaining group pension contracts not included in the transfer.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

13.  GROUP PENSION BUSINESS (CONTINUED):
     Effective with the agreement, AUSA Life reinsured, on an indemnity reinsurance basis, the contract liabilities funded by such general account assets. AUSA Life agreed to reinsure such general and separate account liabilities on an assumption reinsurance basis upon the consent of general account contractholders to assumption of their contracts. Substantially all of the contractholders elected assumption reinsurance.

     In connection with the Group Pension Transaction, on December 31, 1993, the Company made a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A notes and $50 million face amount of Series B notes ("the Notes"). The Series A notes pay interest at 6.44 percent per annum and the Series B notes pay interest at 6.24 percent per annum. Both the Series A and Series B notes mature on December 31, 2002.

     In addition to interest payments on the Notes, the Company has the right to receive certain payments based on the profits of the transferred business in force on the transaction date, a future payment tied to the determination of the value of the transferred business at the maturity date of the Notes, and a potential payment based on new business growth. Net operating losses, if any, on the transferred business for any year are carried forward to reduce profit payments in subsequent years. Any deficit remaining at the end of the nine-year term of the Notes may only be applied to reduce the final value of the business transferred and the principal amount of any outstanding Series A notes. For the years ended December 31, 1997 and 1996, the Company earned $51.5 million and $65.9 million, respectively, based upon the profits of the transferred group pension business and reflected these amounts in Commission and Expense Allowance on Reinsurance Ceded on the Company's statements of operations.

     From 1994 through 1996, the Company reinvested an aggregate of $169 million of the aforementioned profits and interest in additional Series A notes (the "Additional Notes") with a face amount equal to the amount reinvested. The interest on the Additional Notes was 1 percent above the two-year U.S. Treasury rate in effect at the time of their issuance. AUSA Life redeemed all of the Additional Notes at face value during 1997.

     The Company held $150 million face amount of Series A notes and $50 million face amount of Series B notes at December 31, 1997.

14.  NOTES PAYABLE:

     During 1997, the Company retired a remaining outstanding liability for borrowed money related to a floating rate note issued by a trust which qualified as a REMIC (Real Estate Mortgage Investment Conduit) under Section 860 of the Internal Revenue Code. The remaining floating rate note issued by the trust matured on September 25, 1997. The interest rate on the note issued by the trust ranged from 5.69 percent to 6.00 percent during 1997 and 5.56 percent to 6.07 percent in 1996. Interest expense incurred was $0.8 million in 1997 and $3.3 million in 1996. Mortgage assets of the Company were previously pledged as collateral for the trust. The Company had accounted for the trust which qualified as a REMIC by consolidating the trust's mortgages and debt.

15.  SURPLUS NOTES:

     In 1994, the Company completed the sale of $125 million 30-year surplus notes ("the Surplus Notes") which generated net proceeds of $70 million after a discount of 42.146 percent from the principal amount payable at maturity and issuance expenses of approximately $2.3 million. The $70 million of net proceeds has increased the Company's surplus by a corresponding amount.The Company has made no charge against its surplus for the accretion of discount on the Surplus Notes as prescribed by the Insurance Department of the State of New York. Interest on the Surplus Notes is scheduled to be paid on February 15 and August 15 of

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

15.  SURPLUS NOTES (CONTINUED):
each year, commencing February 15, 2000, at a rate of 11.25 percent per annum. Each accrual and payment of interest on the Surplus Notes may only be made with the prior approval of the New York State Superintendent of Insurance.

     As discussed in Note 2, under the terms of the Investment Agreement, the Investors purchased the MONY Notes from the Company with an aggregate principal amount of $115 million. The MONY Notes generated net proceeds of $111.4 million after issuance expenses of $3.6 million. The MONY Notes bear interest at the stated rate of 9.5 percent per annum and mature on December 30, 2012. Interest on the MONY Notes is payable semi-annually and principal is payable at maturity. Each accrual and payment of interest on the MONY Notes may only be made with the prior approval of the New York State Superintendent of Insurance.

16.  FEDERAL INCOME TAXES:

     The Company files a consolidated federal income tax return with its life and non-life subsidiaries. The allocation of federal income taxes is based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany tax balances are settled annually in the fourth quarter.

     The Company's federal income tax returns for years through 1991 have been examined with no proposed material adjustments. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

     Pre-tax operating gains and pre-tax operating losses, as reported in the accompanying statements of operations, differ from the taxable income reported for tax purposes. Significant differences include the deferral and amortization of policy acquisition costs for tax purposes, the difference between statutory and tax reserves, the taxable portion of the Company's surplus (as applicable to mutual life insurers), depreciation expense and related recapture, capital gains deferred to the IMR, and equity in partnerships and joint ventures.

17.  PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS:

  Employee and Field Underwriter Retirement Plans

     The Company has a qualified pension plan covering substantially all of its salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on (i) years of service, (ii) the employee's final average annual compensation and (iii) wage bases or benefits under Social Security and (b) effective January 1, 1994, defined contribution accruals based on a Company matching contribution equal to 100 percent of the Company employee's elective deferrals under the incentive savings plan for employees up to 3 percent of the employee's eligible compensation and an additional 2 percent of eligible compensation for each active participant. The Company's funding and accounting policies are to contribute annually the maximum amount that can be deducted for federal income taxes and to charge expenses in the year in which the contributions are made. No contributions were made in the current year or prior year because the plan was subject to the full funding limitation under Section 412 of the Internal Revenue Code. At December 31, 1996, the most recent actuarial valuation date, the plan's accumulated benefit obligation, determined in accordance with Statements of Financial Accounting Standards and based on an assumed settlement rate of 7.50 percent, was $276.2 million including vested benefits of $274.4 million. The fair value of Plan assets as of December 31, 1996 was $393.4 million.

     The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5 percent of earnings plus an additional 2 percent of such earnings

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

17.  PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS (CONTINUED):
in excess of the social security wage base are made each year. In addition, after-tax voluntary field underwriter contributions of up to 10 percent of earnings are allowed. At December 31, 1996, the latest actuarial valuation date, the fair value of plan assets was $191.1 million. For the years ended December 31, 1997 and 1996, the Company contributed $3.3 million and $3.7 million to the plan, respectively.

     The Company sponsors a non-qualified defined benefit pension plan, which provides benefits in excess of Internal Revenue Service limits to certain employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's general account. The amounts accrued by the Company for this plan, based on an assumed 7.50 percent average interest rate for 1997 and 7.42 percent weighted average interest rate for 1996 were $38.2 million and $36.9 million in 1997 and 1996, respectively. The Company also maintains various non-qualified excess defined contribution plans for field underwriters and key employees. The amounts accrued for these various plans were $80.2 million and $67.5 million in 1997 and 1996, respectively.

  Deferred Compensation Plans

     The Company has incentive savings plans in which substantially all employees and career field underwriters are eligible to participate. The Company matches field underwriter contributions up to 2 percent of eligible compensation, as defined, and may also make an additional profit sharing contribution for non-officer employees. The Company made employer contributions of $2.4 million and $2.5 million to these plans in 1997 and 1996, respectively. In addition, the Company has two compensation plans for key employees that allow deferral of current compensation, as allowed by New York Insurance Law.

  Postretirement Benefits Other than Pensions

     The Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees and field underwriters. The Company accrues the estimated employee cost of retiree benefit payments for current retirees and fully vested employees and field underwriters by estimating the actuarial present value of benefits expected to be paid after retirement.

     At December 31, 1997 and 1996, the unamortized portion of the postretirement benefit transition obligation established at December 31, 1992, was approximately $54.0 million and $57.6 million, respectively. The Company amortizes this transition obligation over a period of twenty years. The amount of transition obligation amortized approximated $3.6 million during 1997 and 1996. The total cost to provide life insurance and health benefits for fully vested and retired employees and field underwriters, including the expense described above, was $11.2 million in 1997 and $10.6 million in 1996.

     At December 31, 1997, the unfunded postretirement benefit obligation for retirees and fully vested employees was $91.8 million, with $25.9 million included in Other Liabilities. At December 31, 1996, the unfunded postretirement benefit obligation for retirees and fully vested employees was $76.3 million, with $21.4 million included in Other Liabilities. The discount rate used in determining the accumulated postretirement benefit obligation was 6.75 percent and 7.50 percent in 1997 and 1996, respectively, and the health care cost trend rate was 11.0 percent graded to 6.0 percent by 2010 for 1997 and 1996.

     The health care cost trend rate assumption has an effect on the amounts reported. To illustrate, an increase in the assumed health care cost trend rates of one percentage point in each year would increase the estimated postretirement benefit obligation as of December 31, 1997 by $0.8 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1997 by $0.1 million.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

18.  COMMITMENTS AND CONTINGENCIES:

  Commitments:

     The Company maintains lines of credit with domestic banks totaling $100 million. The Company intends to renew the line of credit on June 30, 1998, the next scheduled renewal date. The Company has not borrowed against its credit lines since 1982.

     At December 31, 1997 the Company had commitments to issue $29.1 million of fixed rate farm loans with interest rates ranging from 7.45 percent to 8.0 percent and terms based on rate reset dates of 1 to 10 years. The Company also committed to $36.4 million of commercial loan investments with interest rates ranging from 7.23 percent to 8.17 percent and terms of 5 to 15 years. There were $41.0 million outstanding bond commitments as of December 31, 1997.

  Contingencies:

     The Company has guaranteed to certain states that the surplus of MONY America will be maintained at amounts at least equal to the minimum surplus required for admission to those states.

     At December 31, 1997, the Company has guaranteed $34 million related to real estate held by unrelated investors.

     In late 1995 and during 1996, a number of purported class actions were commenced in various state and federal courts against the Company and MONY America ("the Companies") alleging that the Companies engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies during the period 1980 to the present. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e. breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). The Companies have answered the complaints in each action (except for one being voluntarily held in abeyance), have denied any wrongdoing, and have asserted numerous affirmative defenses.

     On June 7, 1996, the New York State Supreme Court certified the Goshen case, being the first of the aforementioned class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy's termination, had an ownership interest in a whole or universal life insurance policy issued by the Companies and sold on an alleged "vanishing premium" basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, the Companies filed a motion to dismiss or, alternatively, motion for summary judgment on all counts of the complaint.

     The Massachusetts District Court in the Multidistrict Litigation has entered an order recognizing the Goshen case as the lead case and essentially holding all of the federal cases in abeyance pending the action of the Goshen case. Consequently, all other putative class actions have been either consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts, or are being voluntarily held in abeyance pending the outcome of the Goshen case.

     On October 21, 1997, the New York State Supreme Court granted the Companies' motion for summary judgment and dismissed all claims filed in the Goshen case against the Companies. The order by the New York State Supreme Court has been appealed to the Appellate Division by plaintiffs and all actions before the United States District Court for the District of Massachusetts are still pending.

     In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings in connection with its businesses. The claimants in certain of these actions and proceedings seek damages of unspecified amounts. During 1996, litigation settlements of $12.6 million related to prior years' events were charged directly to surplus.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

18.  COMMITMENTS AND CONTINGENCIES (CONTINUED):
     While the outcome of such matters cannot be predicted with certainty, in the opinion of management, any additional liability beyond that recorded in the financial statements at December 31, 1997, resulting from the resolution of these matters will not have a material adverse effect on the Company's statutory surplus or results of operations.

     In 1994, the Company reached an agreement for the transfer of the management of its information systems operations to Computer Sciences Corporation ("CSC"). Under the terms of this agreement, CSC agreed to operate, manage and enhance the Company's information systems operations. In 1997, the Company and CSC mutually agreed to terminate all agreements between them. In connection with the termination, the Company paid $21.2 million to CSC.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, such assessments will not have a material adverse effect on the Company's statutory surplus or results of operations.

19.  LEASES:

     The Company has entered into various operating and capital lease agreements for office space and furniture and equipment, including a 17-year capital with the NY IDA (See Note 6). The Company's leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these leases amounted to $22.4 million in 1997 and $21.8 million in 1996.

     The future minimum rental obligations under these leases at December 31, 1997 are as follows:

                                                              (IN MILLIONS)
                                                              -------------
1998........................................................     $ 17.5
1999........................................................       17.7
2000........................................................       17.6
2001........................................................       16.9
2002........................................................       17.5
Later years.................................................      152.8
                                                                 ------
          Total.............................................     $240.0
                                                                 ======

20.  YEAR 2000:

     The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major systems failure or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 problem will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $18 million.

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            ($ AMOUNTS IN THOUSANDS)

     The following is a summary of certain financial data from the Company's Annual Statement included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by the Company's actuaries in the determination of reserves:

INVESTMENT INCOME EARNED:
    U.S. Government bonds...................................        12,367
    Other bonds (unaffiliated)..............................       327,504
    Bonds of affiliates.....................................           125
    Preferred stocks (unaffiliated).........................           115
    Preferred stocks of affiliates..........................             0
    Common stocks (unaffiliated)............................        52,707
    Common stocks of affiliates.............................         6,915
    Mortgage loans..........................................       127,293
    Real estate.............................................       170,576
    Premium notes, policy loans and liens...................        78,690
    Collateral loans........................................             0
    Cash on hand and on deposit.............................           422
    Short-term investments..................................        12,033
    Other invested assets...................................        24,796
    Derivative instruments..................................           581
    Aggregate write-ins for investment income...............         5,594
                                                                ----------
        Gross investment income.............................       819,718
                                                                ==========
REAL ESTATE OWNED -- BOOK VALUE LESS ENCUMBRANCES...........     1,011,584
MORTGAGE LOANS -- BOOK VALUE:
    Farm mortgages..........................................       418,694
    Residential mortgages...................................         2,551
    Commercial mortgages....................................     1,016,216
                                                                ----------
        Total mortgage loans................................     1,437,461
                                                                ==========
MORTGAGE LOANS BY STANDING -- BOOK VALUE:
    Good standing...........................................     1,174,737
    Good standing with restructured terms...................       250,013
    Interest overdue more than three months, not in
     foreclosure............................................         1,006
    Foreclosure in process..................................        11,705
                                                                ----------
        Total mortgage loans................................     1,437,461
                                                                ==========
OTHER LONG TERM ASSETS -- STATEMENT VALUE...................     1,553,283
COLLATERAL LOANS............................................             0
BONDS & STOCKS OF PARENTS, SUBSIDIARIES AND
  AFFILIATES -- BOOK VALUE:
    Bonds...................................................             0
    Preferred Stocks........................................             0
    Common Stocks...........................................       278,836
BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS BY MATURITY -- STATEMENT
  VALUE:
    Due within one year or less.............................       324,848
    Over 1 year through 5 years.............................     1,468,662
    Over 5 years through 10 years...........................     2,191,029
    Over 10 years through 20 years..........................       671,627
    Over 20 years...........................................       223,051
                                                                ----------
        Total by Maturity...................................     4,879,217
                                                                ==========

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            ($ AMOUNTS IN THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS -- STATEMENT
  VALUE:
    Class 1.................................................     2,952,209
    Class 2.................................................     1,708,576
    Class 3.................................................       175,131
    Class 4.................................................        26,759
    Class 5.................................................         6,429
    Class 6.................................................        10,113
                                                                ----------
        Total by Class......................................     4,879,217
                                                                ==========
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PUBLICLY TRADED...     2,672,585
TOTAL BONDS AND SHORT-TERM INVESTMENTS -- PRIVATELY
  TRADED....................................................     2,206,632
PREFERRED STOCKS -- STATEMENT VALUE.........................         7,931
COMMON STOCKS -- MARKET VALUE...............................       548,803
SHORT-TERM INVESTMENTS -- BOOK VALUE........................       178,308
FINANCIAL OPTIONS OWNED -- STATEMENT VALUE..................             0
FINANCIAL OPTIONS WRITTEN AND IN FORCE -- STATEMENT VALUE...             0
FINANCIAL FUTURES CONTRACTS OPEN -- CURRENT PRICE...........             0
CASH ON HAND AND ON DEPOSIT.................................        33,303
LIFE INSURANCE IN FORCE:
    Industrial..............................................             0
    Ordinary................................................    65,622,510
    Credit Life.............................................             0
    Group Life..............................................     7,080,781
AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY
  POLICIES..................................................     3,689,538
LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE:
    Industrial..............................................             0
    Ordinary................................................    35,416,525
    Credit Life.............................................             0
    Group Life..............................................       154,521
SUPPLEMENTARY CONTRACTS IN FORCE:
    Ordinary -- Not Involving Life Contingencies
        Amount on Deposit...................................       174,770
        Income Payable......................................         2,338
    Ordinary -- Involving Life Contingencies
        Income Payable......................................         6,092
    Group -- Not Involving Life Contingencies
        Amount on Deposit...................................         2,695
        Income Payable......................................           526
    Group -- Involving Life Contingencies
        Income Payable......................................             7
ANNUITIES:
    Ordinary
------------------------------------------------------------
        Immediate -- Amount of Income Payable...............         7,423
        Deferred -- Fully Paid -- Account Balance...........        17,342
        Deferred -- Not Fully Paid -- Account Balance.......         8,778
    Group
------------------------------------------------------------
        Amount of Income Payable............................        27,688
        Fully Paid -- Account Balance.......................        31,992
        Not Fully Paid -- Account Balance...................             0

                 THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                            ($ AMOUNTS IN THOUSANDS)

ACCIDENT AND HEALTH INSURANCE -- PREMIUMS IN FORCE:
    Ordinary................................................        79,423
    Group...................................................         3,268
    Credit..................................................             0
DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
    Deposit Funds -- Account Balance........................       563,047
    Dividend Accumulations -- Account Balance...............       296,751
CLAIM PAYMENTS 1997:
    Group Accident and Health -- Year Ended December 31,
     1997
        1997................................................         9,818
        1996................................................         3,439
        1995................................................           614
        1994................................................           157
        1993................................................           163
        Prior...............................................         1,444
    Other Accident and Health -- Year Ended December 31,
     1997
        1997................................................         1,922
        1996................................................         3,690
        1995................................................         3,333
        1994................................................         1,979
        1993................................................         2,587
        Prior...............................................         6,246
    Other coverages that use developmental methods to
     calculate claims reserves -- Year Ended
      December 31, 1997
        1997................................................             0
        1996................................................             0
        1995................................................             0
        1994................................................             0
        1993................................................             0
        Prior...............................................             0

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


                                                              PAGE
                                                              ----
(1) With respect to Keynote Series Account ("Keynote")
     Report of Independent Accountants......................  F-1
     Statements of Assets and Liabilities as of December 31,
      1997..................................................  F-2
     Statements of Operations for the year ended December
      31, 1997..............................................  F-3
     Statements of Changes in Net Assets for the year ended
      December 31, 1997 and the year ended December 31,
      1996..................................................  F-4
     Notes to financial statements..........................  F-6
(2) With respect to the Diversified Investors Portfolios
     Economic and Market Review.............................  F-8
     Report of Independent Accountants......................  F-23
     Statement of Assets and Liabilities for the year ended
      December 31, 1997.....................................  F-24
     Statement of Operations for the year ended December 31,
      1997..................................................  F-26
     Statements of Changes in Net Assets for the years ended
      December 31, 1997 and 1996............................  F-28
     Portfolio of Investments for December 31, 1997:
     Money Market Portfolio.................................  F-32
     High Quality Bond Portfolio............................  F-34
     Intermediate Government Bond Portfolio.................  F-37
     Government/Corporate Bond Portfolio....................  F-39
     Balanced Fund Portfolio................................  F-42
     Equity Income Portfolio................................  F-45
     Equity Value Portfolio.................................  F-49
     Growth and Income Portfolio............................  F-51
     Equity Growth Portfolio................................  F-54
     Special Equity Portfolio...............................  F-56
     Aggressive Equity Portfolio............................  F-62
     High Yield Bond Portfolio..............................  F-63
     International Equity Portfolio.........................  F-66
     Notes to Financial Statements..........................  F-71
(3) With respect to The Mutual Life Insurance Company of New
     York
     Report of Independent Accountants......................  F-83
     Statement of Admitted Assets, Liabilities and
      Surplus -- Statutory Basis as of December 31, 1997 and
      1996..................................................  F-84
     Statements of Operations for the years ended December
      31, 1997 and 1996.....................................  F-85
     Statements of Surplus for the years ended December 31,
      1997 and 1996.........................................  F-86
     Statements of Cash Flows for the years ended December
      31, 1997 and 1996.....................................  F-87
     Notes to Financial Statements..........................  F-88


     (b) Exhibits

       Any form of Form N-4 Exhibits (1) and (3) through (7), (9), (13) and (14) previously filed with the Commission as part of the Registrant's N-4 Registration Statement-Registration No. 33-19836 under the Securities Act of 1933 are incorporated herein by reference.


          Exhibit (2) Not applicable.
          Exhibit (8) Not applicable.
          Exhibit(10) Consent of Independent Accountants.
          Exhibit(11) Not applicable.
          Exhibit(12) Not applicable.
          Exhibit(14) Financial Data Schedule.
          Exhibit(19) Powers of Attorney.

ITEM 25.  TRUSTEES AND OFFICERS OF THE DEPOSITOR


                                                                                                       YEAR
                                                             TRUSTEES                                 ELECTED
                                                             --------                                 -------
John R. Meyer..................    Professor Emeritus, Harvard University, Sanibel, FL                 1972
James L. Johnson...............    Chairman Emeritus, GTE Corporation, Irving, TX                      1986
G. Robert Durham...............    Retired Chairman and Chief Executive Officer, Walter
                                   Industries, Inc. and Retired Chairman and Chief Executive
                                     Officer, Phelps Dodge Corporation, Tampa, FL                      1988
James B. Farley................    Retired Chairman and Chief Executive Officer, Mutual of New
                                     York, Delray Beach, FL                                            1988
Jane C. Pfeiffer...............    Management Consultant, Greenwich, CT                                1988
Robert Holland, Jr.............    Owner and Chief Executive Officer, WorkPlace Integrators,
                                   White Plains, NY                                                    1990
Thomas C. Theobald.............    Managing Director, William Blair Capital Partners, L.L.C.,
                                     Chicago, IL                                                       1990
Claude M. Ballard, Jr..........    Limited Partner, Goldman, Sachs & Company, Dripping Springs,
                                     TX                                                                1990
Tom H. Barrett.................    Former Chairman, President & Chief Executive Officer, The
                                     Goodyear Tire & Rubber Company, Akron, OH                         1990
Michael I. Roth................    Chairman and Chief Executive Officer, Mutual of New York,
                                     Stamford, CT                                                      1991
Samuel J. Foti.................    President and Chief Operating Officer, Mutual of New York,
                                     Greenwich, CT                                                     1993
David L. Call..................    Ronald P. Lynch Dean Emeritus, Cornell University, College
                                   of Agriculture and Life Sciences, Ithaca, NY                        1993
Kenneth M. Levine..............    Executive Vice President and Chief Investment Officer,
                                   Mutual of New York, River Vale, NJ                                  1994
Robert R. Kiley................    President and Chief Executive Officer, New York City
                                     Partnership and Chamber of Commerce, Inc., New York, NY           1995

TRUSTEE EMERITUS
George V. Comfort..............    Chairman of the Board, George Comfort & Sons, Inc., New
                                   York, NY                                                            1974
Maurice F. Granville...........    Retired Chairman of the Board and Chief Executive Officer,
                                     Texaco Inc., Key Largo, FL                                        1977
Sol M. Linowitz................    Senior Counsel, Coudert Brothers, Washington, DC                    1970
Edward L. Palmer...............    Retired Chairman of the Executive Committee and Director,
                                     Citicorp and Citibank, New York, NY                               1973
Paul G. Rogers.................    Partner, Hogan & Hartson, Washington, DC                            1982
Robert S. Smith................    W.I. Myers Professor Emeritus of Agricultural Finance,
                                   Cornell University; Chairman emeritus, Tompkins County Trust
                                     Company, Ithaca, NY                                               1980
George A. Stinson..............    Director, National Intergroup, Inc., Tryon, NC                      1973
Charles C. Tillinghast, Jr.....    Consultant, Merrill Lynch White Weld Capital Markets Group,
                                     Providence, RI                                                    1966
Lawrence E. Walsh..............    Counsel to Crowe & Dunlevy, Oklahoma City, OK                       1970
Margaret Bush Wilson...........    Senior Partner, Wilson & Associates, St. Louis, Mo                  1981


OFFICER -- TRUSTEES


     James B. Farley, Retired Chairman and Chief Executive Officer, MONY.

     Michael I. Roth, Chairman and Chief Executive Officer, MONY. Director, Chairman of the Board and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc. and 1740 Advisers, Inc.

     Samuel J. Foti, President and Chief Operating Officer, MONY. Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director and Chairman of the Board, MONY International Holdings, Inc.; Director, MONY Life Insurance Company of the Americas, Ltd., Director, MONY Bank & Trust Company of the Americas, Ltd, and MONY Brokerage, Inc.

     Kenneth M. Levine, Executive Vice President and Chief Investment Officer, MONY. Director, and Executive Vice President, MONY Life Insurance Company of America; Director, ARES Holdings, Inc., 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Series Fund Inc.; Director, Chairman of the Board and Chief Executive Officer, MONY Realty Partners, Inc., Director and President, MONY Funding, Inc., and Director, Chairman of the Board and Chief Executive Officer, 1740 Ventures, Inc.

OTHER OFFICERS

     Richard Daddario, Executive Vice President and Chief Financial Officer, MONY; Executive Vice President, 1740 Advisers, Inc.; Director, Vice President and Controller, MONY Life Insurance Company of America.

     Phillip A. Eisenberg, Senior Vice President and Chief Actuary, MONY; Vice President and Actuary, MONY Life Insurance Company of America; Vice President, MONY Credit Corporation.

     David V. Weigel, Vice President-Treasurer, MONY; Vice President and Treasurer, MONY Credit Corporation, MONY Realty Partners, Inc. and 1740 Ventures, Inc.; Treasurer, 1740 Advisers, Inc., MONY International Holdings, Inc., ARES, Inc., MONY CS, Inc., Smithtown Hotel, Inc., MONY Brokerage, Inc., MONY Life Insurance Company of America, MONY Series Fund, Inc., MONY Funding, Inc. and Advantage Real Estate Services Colorado, Inc.

     Thomas J. Conklin, Senior Vice President and Corporate Secretary, MONY.

     For more than the past five years, the principal occupation of each of the officers listed above has been an officer of MONY.

     The principal business address of all of the "Officer-Trustees" and "Other Officers" listed above is 1740 Broadway, New York, New York 10019.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor.

     The following is a diagram showing all corporations directly or indirectly controlled or under common control with Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship. (See diagram on following page.) Omitted from the diagram are subsidiaries of MONY that, considered in the aggregate, would not constitute a "significant subsidiary" of MONY (as that term is defined in Rule 8b-2 under Section 8 of the Investment Company Act of 1940).

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS


     As of March 31, 1998, there were 481 Contractholders.

                             [ORGANIZATIONAL CHART]

ITEM 28.  INDEMNIFICATION

     The By-Laws of The Mutual Life Insurance Company of New York provide, in
Article XVI, as follows:

          Each person (and the heirs, executors and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a trustee, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the law of the State of New York and in the manner prescribed therein. To this end, and as authorized by Chapter 513, 1986 Laws of New York, the Board of Trustees may adopt all resolutions, authorize all agreements and take all actions with respect to the indemnification of trustees and officers, and the advance payment of their expenses in connection therewith.

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons, if any, of the Registrant pursuant to the above paragraph, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person, if any, of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) MONY Securities Corp. ("MSC") is the principal underwriter of the Registrant. The names, titles and principal business addresses of the officers and directors of MSC are as stated on Forms U-4 of Form BD (File No. 8-15289) as declared effective November 23, 1969, as amended, the text of which is herein incorporated by reference. Diversified Investment Advisors, Inc., a wholly-owned subsidiary of MONY acts as investment adviser and administrator to each series of Diversified Investors Portfolios. With respect to each series of Diversified Investors Portfolios, Diversified contracted for certain investment advisory services with a subadviser.

     (b) The names, titles and principal business addresses of the officers of MSC are listed on Schedule A of Form BD for MSC (Registration No. 8-15289) (originally filed on behalf of MONY Sales, Inc. on November 23, 1969) and Form U-4 filed by each individual officer, the text of which is hereby incorporated by reference.

     (c) Refer to Prospectus pages 8 and 13, "Charges" and Part B, Statement of Additional Information, page 3, "Sale of Contracts/Principal Underwriter" for information regarding compensation.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by The Mutual Life Insurance Company of New York, in whole or in part, at its principal offices at 1740 Broadway, New York, New York 10019; at its Operations Center at 1 MONY Plaza, Syracuse, New York 13202; at its Marketing Center at 500 Frank W. Burr Boulevard, Teaneck, New Jersey 07666-6888.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (e) Registrant hereby represents that the fees and charges deducted under the Contracts in the aggregate, are reasonable in relation to the services rendered; the expenses expected to be incurred and the risks assumed by the insurance company.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, State of New York, on the 29th day of April, 1998.


                                      KEYNOTE SERIES ACCOUNT
                                          (Registrant)

                                      By:       /s/  KENNETH M. LEVINE

                                         ---------------------------------------
                                                    Kenneth M. Levine

                                         THE MUTUAL LIFE INSURANCE COMPANY
                                         OF NEW YORK
                                                       (Depositor)

                                      By:        /s/  MICHAEL I. ROTH

                                         ---------------------------------------
                                                     Michael I. Roth
                                             Trustee, Chairman of the Board
                                               and Chief Executive Officer


     Pursuant to the requirement of the Securities Act of 1933 this Post-Effective Amendment No. 17 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                 SIGNATURES                                 TITLE                       DATE
                 ----------                                 -----                       ----
            /s/  MICHAEL I. ROTH                 Trustee, Chairman of the             April 29, 1998
---------------------------------------------    Board and Chief Executive
              (Michael I. Roth)                  Officer

           /s/  KENNETH M. LEVINE                Trustee, Executive Vice              April 29, 1998
---------------------------------------------    President and chief
             (Kenneth M. Levine)                 Investment Officer

             /s/  SAMUEL J. FOTI                 Trustee, President and Chief         April 29, 1998
---------------------------------------------    Operating Officer
              (Samuel J. Foti)

            /s/  RICHARD DADDARIO                Executive Vice President and         April 29, 1998
---------------------------------------------    Chief Financial Officer
             (Richard Daddario)

           /s/  THOMAS J. CONKLIN                Senior Vice President and            April 29, 1998
---------------------------------------------    Corporate Secretary
             (Thomas J. Conklin)

        */s/  CLAUDE M. BALLARD, JR.             Trustee                              April 29, 1998
---------------------------------------------
          (Claude M. Ballard, Jr.)

            */s/  TOM H. BARRETT                 Trustee                              April 29, 1998
---------------------------------------------
              (Tom H. Barrett)

             */s/  DAVID L. CALL                 Trustee                              April 29, 1998
---------------------------------------------
               (David L. Call)

                 SIGNATURES                                 TITLE                       DATE
                 ----------                                 -----                       ----

           */s/  G. ROBERT DURHAM                Trustee                              April 29, 1998
---------------------------------------------
             (G. Robert Durham)

          */s/  ROBERT HOLLAND, JR.              Trustee                              April 29, 1998
---------------------------------------------
            (Robert Holland, Jr.)

           */s/  JAMES L. JOHNSON                Trustee                              April 29, 1998
---------------------------------------------
             (James L. Johnson)

             */s/  JOHN R. MEYER                 Trustee                              April 29, 1998
---------------------------------------------
               (John R. Meyer)

           */s/  JANE C. PFEIFFER                Trustee                              April 29, 1998
---------------------------------------------
             (Jane C. Pfeiffer)

          */s/  THOMAS C. THEOBALD               Trustee                              April 29, 1998
---------------------------------------------
            (Thomas C. Theobald)

        *By:   /s/  THOMAS J. CONKLIN
   ---------------------------------------
              Thomas J. Conklin
              Attorney-in-Fact
                                                                                      April 29, 1998

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for the effectiveness of this registration statement and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Westchester, State of New York, on the 29th day of April, 1998.


                                          DIVERSIFIED INVESTORS PORTFOLIOS

                                          /s/  TOM A. SCHLOSSBERG

                                          --------------------------------------
                                                    Tom A. Schlossberg
                                           Trustee, President, Chief Executive
                                                         Officer
                                          and Chairman of the Board of Trustees
                                                            of
                                                      the Portfolios


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to its Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of April, 1998.



                     SIGNATURES                                   TITLE                  DATE
                     ----------                                   -----                  ----
                   /s/  TOM A. SCHLOSSBERG               Trustee, President,          April 29, 1998
-----------------------------------------------------    Chief Executive Officer
                 Tom A. Schlossberg                      and Chairman of the
                                                         Board of Trustees of
                                                         the Portfolios

                      */s/  NEAL M. JEWELL               Trustee of the               April 29, 1998
-----------------------------------------------------    Portfolios
                   Neal M. Jewell

                  */s/  EUGENE M. MANNELLA               Trustee of the               April 29, 1998
-----------------------------------------------------    Portfolios
                 Eugene M. Mannella

                   */s/  PATRICIA L. SAWYER              Trustee of the               April 29, 1998
-----------------------------------------------------    Portfolios
                 Patricia L. Sawyer

          *By          /s/  ROBERT F. COLBY                                           April 29, 1998
-----------------------------------------------------
                   Robert F. Colby
                  Attorney-in-Fact

                                 EXHIBIT INDEX


 EXHIBIT NO.                            DESCRIPTION                                   PAGE
 -----------                            -----------                                   ----
       99.(10)  Consent of Independent Accountants
       99.(14)  Financial Data Schedule
       99.(15)  Powers of Attorney